UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2014

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	DYNAMIC EMERGING MARKETS DEBT

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	51

Financial Statements	128

Financial Highlights	136

Notes to the Financial Statements	150

Report of Independent Registered Public Accounting Firm	188

Other Information	189

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Dynamic Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be sold without a substantial drop in price, if at all). At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging markets investments may be more volatile and less liquid than its investment in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs U.S. Mortgages Fund invests primarily in mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset

Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Economic conditions and monetary policies of global central banks drove the performance of the global fixed income markets during the 12 months ended March 31, 2014 (the “Reporting Period”).

When the Reporting Period began in April 2013, spread, or non-government bond, sectors were performing well, as investors sought higher yielding assets in the artificially low interest rate environment created by accommodative monetary policies of central banks around the world. The Federal Reserve (the “Fed”), for example, maintained its quantitative easing program through which it purchased approximately $85 billion of U.S. Treasury and mortgage-backed securities every month. In early May 2013, the European Central Bank (“ECB”) cut its main policy interest rate by 25 basis points to a record low 0.50%, citing weak Eurozone economic growth and slowing inflation. (A basis point is 1/100th of a percentage point.)

Meanwhile, U.S. economic data strengthened in late April and through May 2013, led by robust housing data and an improved employment picture. The strengthening trend prompted the Fed in mid-May 2013 to signal a possible reduction, or tapering, of its asset purchases later in 2013. In response to then-Fed Chair Bernanke’s testimony, government bond yields rose substantially, while spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed indeed withdraw support.

Market volatility drove global bond yields higher early in the third quarter of 2013 on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Ben Bernanke, and the risk of a military intervention in Syria. Subsequently, interest rates rose and spread sectors rallied on the Fed’s surprise decision at its September 2013 meeting to not yet start reducing asset purchases. The central bank cited insufficient economic conditions and concerns about fiscal tightening. Global economic growth momentum showed improvement, the Eurozone emerged from recession, and China’s economy stabilized on increased investment.

At the beginning of October 2013, a political stalemate over U.S. federal government funding led to a 16-day partial federal government shutdown. On October 16th, lawmakers reached a last-minute deal to extend the government’s borrowing authority, and the U.S. narrowly avoided a default. Also in October, Janet Yellen, a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair in 2014.

Global bond yields increased in the fourth calendar quarter overall on improving economic data and, in December 2013, on the Fed’s decision to begin trimming its asset purchases. The Fed announced that starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each, cutting its total monthly asset purchases from $85 billion to $75 billion. To mitigate the market impact of the taper announcement, the Fed reiterated its bias to keep rates low throughout the economic recovery.

During the first quarter of 2014, global bond yields declined overall. In January 2014, they fell on concerns about economic growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. In line with market expectations, the Fed announced in January that it would reduce its monthly asset purchases by an additional $10 billion in February 2014. The ECB restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. U.S. economic data showed improvement during February 2014, suggesting that previous weakness may have been influenced by temporary factors such as poor winter weather and a reduction in inventories. In the Eurozone, data

MARKET REVIEW

continued to paint a picture of gently improving economic growth alongside subdued inflation, easing pressure on the ECB to offer more stimulus. Russia’s military presence in the Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets.

Russian assets took the brunt of the selloff, and the Russian central bank hiked interest rates to curb further currency depreciation. The Fed announced it would cut its monthly asset purchases by another $10 billion in March 2014. In March, fixed income investors generally focused on events in the Ukraine and the implementation of U.S. and European sanctions on Russia. Although the global manufacturing Purchasing Managers Index (“PMI”) dipped, it remained in solidly expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011. In the U.S., the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015. At the same time, the Fed said it would taper its monthly asset purchases by another $10 billion in April 2014, to $55 billion, and dropped language regarding the 6.5% unemployment rate as its threshold for rate hikes.

For the Reporting Period overall, high yield corporate bonds posted the strongest performance within the fixed income market. Investment grade corporate bonds and sovereign emerging markets debt also outperformed U.S. Treasury securities. In addition, mortgage-backed securities, asset-backed securities and agency securities outperformed U.S. Treasuries, albeit more modestly. Meanwhile, the U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, with rates on longer-term maturities increasing more than those on shorter-term maturities. Yields on three-month and six-month maturities actually declined. The yield on the bellwether 10-year U.S. Treasury rose approximately 86 basis points during the Reporting Period to 2.72%.

Looking Ahead

In our opinion, U.S. economic growth is likely to rebound near term, and we expect housing construction to be a key source of strength during 2014. The economy should also benefit, in our view, from strong private sector balance sheets, including both household wealth and a corporate cash surplus. We believe improving economic growth should put pressure on the Fed to raise interest rates sooner than the market was anticipating at the end of the Reporting Period.

Outside the U.S., we expect China’s unsustainable credit growth and rising schedule of maturing trust products to create tighter financial conditions, but the Chinese government may offset this with more fiscal spending, thereby keeping the country’s economic growth near 7.5%. Meanwhile, we believe Europe is mired in a low economic growth, low inflation environment. Recent improvements, in our view, have been driven by disinflationary factors (e.g., falling labor costs and improved competitiveness as well as lower imports in peripheral nations) rather than inflationary factors (e.g., consumer spending in Germany remains stagnant). We expect additional ECB easing in support of Eurozone economies. In Japan, we believe economic growth is likely to slow in the second half of 2014. Government reforms have benefited corporations, but wage growth is modest. As a result, the upcoming consumption tax hike is likely to weigh on Japan’s economic growth, and the markets may be overestimating the Bank of Japan’s willingness to respond. In the emerging markets, many countries appear to be in the later stages of the business cycle, which is typically associated with higher volatility and lower return. In our view, such volatility may provide attractive opportunities given the divergence in country-specific fundamentals and policy.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets

Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the period since its inception on May 29, 2013 through March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -2.03%, -2.52%, -1.67%, -1.98% and -2.14%, respectively. These returns compare to the -1.28% cumulative total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified Index, 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -4.23%, 1.33% and 1.93%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2013, yields on 10-year U.S. Treasury securities increased on improving U.S. economic data and on concern the Federal Reserve (the “Fed”) would taper its quantitative easing program. As U.S. Treasury yields rose, investors in external emerging markets debt sought to reduce exposure to longer- term bonds, which are generally more sensitive to changes in interest rates. This had the greatest impact on high quality issuers, who — because of their creditworthiness — are able to issue longer maturity bonds. At the same time, investors re-assessed the attractiveness of local emerging markets debt and exited emerging markets currencies in favor of the U.S. dollar.

Conditions improved for external emerging markets debt during the third calendar quarter, and the asset class recorded gains, with positive returns continuing through the end of the Reporting Period. For the Reporting Period overall, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, posted a positive return.

Meanwhile, local emerging markets debt declined during the third and fourth calendar quarters, with negative contributions coming from both local interest rate changes and currency depreciation. Although local emerging markets debt generated a gain during the first quarter of 2014, the asset class, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, declined for the Reporting Period overall. Emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, also declined.

In the emerging markets corporate bond sector, market sentiment was relatively benign during the Reporting Period. However, Russia was a source of volatility, driven by significant uncertainty about the economic and political consequences for Russian companies of the country’s military intervention in Crimea. In addition, headlines focused on lingering political risks and weaker economic growth in the emerging markets as well as on sovereign credit downgrades of the Ukraine, Argentina, Brazil and Venezuela — in addition to the defaults of Latin American issuers.

Within the emerging markets corporate bond sector, 2013 saw an all-time high in new issuance activity with approximately $360 billion. In 2014 year to date through March 31, gross new issuance totaled $81 billion. Quasi-sovereign government bonds dominated new issuance, accounting for approximately 46% of total emerging markets

PORTFOLIO RESULTS

corporate bond issuance in 2013 and 52% in the first three months of 2014.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, largely as a result of our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Also, the Fund’s exposure to local interest rates, accomplished through investments in local emerging markets bonds, detracted slightly.

The Fund’s U.S. duration and yield curve strategy added to Fund returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities within a particular sector. In addition, the Fund benefited from our country and issue selection of external emerging markets corporate bonds and emerging markets quasi-sovereign bonds. Also, the Fund’s sector positioning within external emerging markets debt overall contributed positively.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund was hurt by its overweight in Brazilian local interest rates, accomplished through investments in a combination of nominal and inflation-linked Brazilian local bonds in both short-term and long-term maturities.

The Fund’s underweight position in Argentinean external debt between the start of the Reporting Period through late October 2013 also detracted. We thought Argentina was at risk of technical default should the U.S. Second Circuit Court of Appeals uphold a decision that would force Argentina to pay holdouts of its 2005 and 2010 debt restructuring process. In our view, the recovery value on the bonds would be lower than the market expected during the Reporting Period.

In addition, during the Reporting Period, the Fund was hampered by its investment in the Polish zloty, which was accomplished through the use of forward foreign currency exchange contracts. We believed the zloty might appreciate in response to improving European economic data. However, it depreciated instead, and we exited the position on concerns

[1]	Source: JPMorgan publication: “EM Corporate Weekly Monitor”, as at April 1, 2014.

about potential investment outflows. An investment in the Malaysian ringgit, accomplished through the use of forward foreign currency exchange contracts, also dampened returns. The Fund benefited from its underweight relative to the Index in Indonesian local interest rates. Indonesia underperformed during the Reporting Period, especially during the third quarter of 2013 when the country posted the lowest returns in the Index for each of the three months. The loose monetary policy of Indonesia’s central bank fueled the weakness, as the country’s current account went from a surplus to a small deficit during the second quarter of 2013. In addition, the Fund’s overweight position in Colombian local interest rates, accomplished through investments in local emerging markets bonds, enhanced relative performance. Colombian local interest rates rallied on the back of stable fiscal policies and contained inflation expectations. In addition, the Fund’s underweight in the Brazilian real, accomplished through the use of forward foreign currency exchange contracts, contributed positively. The real depreciated during the Reporting Period, in our view, because of Brazil’s balance of payments, poor growth prospects and consistently high inflation. The currency continued to depreciate despite intervention by Brazil’s central bank in the foreign exchange swap market.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning added to relative performance. During the Reporting Period, we tactically adjusted the Fund’s duration position relative to the Index, shifting as we deemed necessary between a short duration bias and a long duration bias. The Fund’s longer duration bias detracted from results early in the Reporting Period, as interest rates rose on concerns about Fed tapering. However, this negative performance was more than offset by the Fund’s subsequent short duration bias.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, cross currency swaps, non-deliverable currency forwards, and structured notes. U.S. Treasury futures were used to manage

PORTFOLIO RESULTS

U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.

Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund held an overweight position in local interest rates throughout the Reporting Period. We took advantage of opportunities in Latin American local interest rate markets (which we considered more attractive relative to Asian local interest rate markets), specifically in the long end of local yield curves. We maintained an overweight position in Brazilian local interest rates, varying the Fund’s mix of nominal and inflation-linked bonds as well as its holdings of shorter maturity and longer maturity issues.

In external emerging markets debt, we scaled back the Fund’s overweight position, ending the Reporting Period with a slight underweight in sovereign government bonds.

Between the beginning of the Reporting Period and the end of 2013, the Fund was generally overweight emerging markets corporate bonds. Emerging markets corporate bonds had underperformed developed markets corporate bonds since the spring of 2013 when the Fed hinted at potential tapering, and we expected emerging markets corporate bond spreads (or yield differentials) versus comparable developed corporate markets bonds to tighten. In October 2013, driven by what we believed to be attractive valuations, we significantly increased the Fund’s overweight position in emerging markets corporate bonds. We subsequently scaled back the overweight as valuations became, in our view, less attractive.

Relative to currencies, we tactically shifted the Fund’s exposure throughout the Reporting Period. We shifted the Fund from an underweight in emerging markets currencies during the summer of 2013 to an overweight by the close of the calendar year. The Fund ended the Reporting Period with a slight underweight position in emerging markets currencies.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the external debt of countries with what we considered to be strong and improving balance sheets. For example, the Fund was overweight Costa Rican external debt, which in our view has manageable debt dynamics and strong growth relative to peers. The country is planning fiscal reforms that could help boost its ratings to investment grade. The Fund was underweight South African external debt on concerns about the lack of a fiscal adjustment and potential deterioration in the country’s fiscal accounts. A fiscal adjustment is a reduction in the government primary budget deficit, and it can result from a reduction in government expenditures, an increase in tax revenues or both simultaneously.

At the end of the Reporting Period, one of the Fund’s largest overweight positions was in the Mexican peso, accomplished through the use of forward foreign currency exchange contracts. We believe the Mexican peso can outperform over the long term. Through exports, Mexico has close ties to the U.S. economy, putting it on a potentially better growth trajectory than many other emerging markets countries. Its wage growth is subdued, which makes it an attractive location for investment, in our view, as well as an appealing alternative to China, where double-digit wage growth has dampened profit margins for foreign manufacturers. Also, Mexico has made reforms that seek to open its energy industry to private investment, which should prompt a significant increase in foreign investment and, therefore, demand for the peso.

In addition, at the end of the Reporting Period, we saw attractive opportunities in Latin American local interest rates and had positioned the Fund with overweights in Brazil, Mexico and Colombia. In particular, we favored Brazilian inflation linked bonds. In our opinion, Brazil’s offers real

MARKET REVIEW

interest rates (the rate of interest an investor can expect to receive after allowing for inflation) are among the highest in the emerging and developed markets. At the end of the Reporting Period, the Fund was underweight Asian local interest rates — specifically, Malaysian and South Korean local interest rates — because we considered them expensive relative to the local interest rates of other regions.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. In historical terms, we believe, many portfolios have been under-allocated to emerging markets debt relative to those emerging nations’ portion of world Gross Domestic Product (“GDP”) or bond market capitalization. Emerging markets economies, in our opinion, have become better able to withstand shocks to the global financial system, thanks in part to reserve accumulation and improved external debt positions. We continue to view emerging markets debt as a compelling strategic asset class that has the potential to provide investors with an attractive credit risk premium, given the strong credit profile and low debt levels of most emerging markets economies.

Near term, we expect to see an increased dispersion of returns in external emerging markets debt, driven by idiosyncratic country risks, differences in economic fundamentals and government policies as well as the effects of the overall global environment. A number of factors, in our view, could have varied impacts on individual emerging markets countries — including a potential pick-up in global economic growth, the sluggish outlook for commodity prices and, most importantly, fears about China’s economic growth — that could, in turn, create relative value opportunities.

Early in 2014, local emerging markets debt and local currencies underperformed other fixed income asset classes. Idiosyncratic events within the emerging markets and fears about a slowdown in Chinese economic growth were, in our view the primary drivers of volatility, a theme that we expect to continue throughout 2014. In addition, we expect continued headlines in certain emerging markets countries as a result of numerous elections, including Brazil, India, Indonesia, South Africa and Turkey. That said, we believe the medium-term and long-term outlook for the emerging markets remains benign given what we believe to be their strong balance sheets with low debt levels, higher growth than many of their developed markets counterparts and generally sounder fiscal balances. In addition, while developed central banks such as the Fed, European Central Bank and Bank of Japan have taken interest rates to near-zero levels, the central banks of emerging markets countries have generally maintained policy interest rates much closer to neutral, reducing the need for material tightening. Brazil, India, Indonesia, South Africa and Turkey, as well as Russia, have already hiked rates significantly to address inflation and foreign exchange weakness.

Relative to emerging markets corporate bonds, we have a positive outlook, given that emerging markets corporate bonds have wider spreads over comparable developed markets corporate bonds. In addition, we believe that emerging markets corporate issuers have less leverage and their balance sheets are generally robust with limited near-term need to refinance debt. Nevertheless, the liquidity of emerging markets corporate bonds is generally less than that of emerging markets sovereign debt. Going forward, we expect strong issuance to continue. J.P. Morgan forecasts $294 billion in emerging markets corporate bond issuance for 2014 as a whole.

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of March 31, 2014

PERFORMANCE REVIEW
May 31, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Composite Index[2]	JP Morgan EMBISM Global Diversified Index[3]	JP Morgan GBI-EMSM Global Diversified Index[4]	JP Morgan CEMBISM Broad Diversified Index[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	-2.03%	-1.28%	1.33%	-4.23%	1.93%	3.84%	-0.90%
Class C	-2.52	-1.28	1.33	-4.23	1.93	3.29	-1.67
Institutional	-1.67	-1.28	1.33	-4.23	1.93	4.36	-0.73
Class IR	-1.98	-1.28	1.33	-4.23	1.93	4.25	-0.72
Class R	-2.14	-1.28	1.33	-4.23	1.93	3.79	-1.19

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Composite Index is a composite of the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified (50%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (25%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified (25%).

[3]	The J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.GSAMFUNDS.com to obtain the most recent month-end returns.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/14	One Year	Since Inception	Inception Date
Class A		-6.43%	5/31/2013
Class C		-3.50	5/31/2013
Institutional		-1.67	5/31/2013
Class IR		-1.98	5/31/2013
Class R		-2.14	5/31/2013

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	2.28%
Class C	2.00	3.03
Institutional	0.91	1.94
Class IR	1.00	2.03
Class R	1.50	2.53

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least May 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN COUNTRY ALLOCATION[9]
Percentage of Net Assets
as of 3/31/14
Turkey	8.1%
Mexico	8.0
Brazil	5.6
Colombia	4.7
Russia	4.4
Indonesia	3.6
South Africa	3.4
Thailand	3.3
Peru	3.0
United Arab Emirates	2.8

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 16.8% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on May 31, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dynamic Emerging Markets Debt Composite Index, which is comprised of J.P. Morgan EMBI Global Diversified Index, J.P. Morgan GBI – EM Global Diversified Index, and J.P. Morgan CEMBI Broad Diversified Index. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Dynamic Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 31, 2013 through March 31, 2014.

Average Annual Total Return through March 31, 2014	Since Inception
Class A (Commenced May 31, 2013)
Excluding sales charges	-2.03%*
Including sales charges	-6.43%*

Class C (Commenced May 31, 2013)
Excluding contingent deferred sales charges	-2.52%*
Including contingent deferred sales charges	-3.50%*

Institutional Class (Commenced May 31, 2013)	-1.67%*

Class IR (Commenced May 31, 2013)	-1.98%*

Class R (Commenced May 31, 2013)	-2.14%*

*Total	return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -0.88%, -1.63%, -0.54% and -0.63%, respectively. These returns compare to the 0.56% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2013, yields on 10-year U.S. Treasury securities increased on improving U.S. economic data and on concern the Federal Reserve (the “Fed”) would taper its quantitative easing program. As U.S. Treasury yields rose, investors in external emerging markets debt sought to reduce exposure to longer term bonds, which are generally more sensitive to changes in interest rates. This had the greatest impact on high quality issuers, who — because of their creditworthiness — are able to issue longer maturity bonds. Conditions improved for external emerging markets debt during the third calendar quarter, and the asset class recorded gains, with positive returns continuing through the end of the Reporting Period.

For the Reporting Period overall, external emerging markets debt, as represented by the Index, posted a small gain. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened three basis points to close the Reporting Period 297 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms2) Argentina (+54.53%) and Pakistan (+27.54%). The weakest performing emerging external debt markets were Venezuela (-10.87%) and Zambia (-8.17%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by our issue selection of local emerging markets bonds, emerging markets corporate bonds and emerging markets quasi-sovereign bonds. Sector positioning within external emerging markets debt overall further detracted from relative returns. The Fund’s performance was also hampered by our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies).

The Fund benefited from country and issue selection of external emerging markets debt overall. Sector positioning within emerging markets quasi-sovereign bonds and emerging markets corporate bonds was also advantageous. In addition, the Fund’s U.S. duration and yield curve strategy added to returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities within a particular sector.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund was hampered during the Reporting Period by its underweight relative to the Index in Argentinean external debt. We thought Argentina was at risk of technical default should the U.S. Second Circuit Court of Appeals uphold a decision that would force Argentina to pay holdouts of its 2005 and 2010 debt restructuring process. In our view, the

[2]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

recovery value on the bonds would be lower than the market expected during the Reporting Period. The Fund was also hurt by an underweight position in Hungarian external debt. The Fund was underweight because of Hungary’s weak economic fundamentals, the appointment of György Matolcsy as head of Hungary’s central bank — which we believed could potentially compromise the central bank’s independence and Prime Minister Viktor Orbán’s populist politics — and anti-International Monetary Fund rhetoric that could, in our view, cause a sharp reversal in investment inflows. In addition, an overweight position in Brazil local interest rates, accomplished through an investment in local emerging markets bonds, detracted from Fund performance during the Reporting Period.

On the positive side, the Fund benefited from its underweight in Turkish external debt, which underperformed during the Reporting Period. Turkey has maintained a loose monetary policy amid abundant capital flows into the emerging markets, and the country’s policy framework has been complicated and inconstant. As a result, domestic demand overheated, consumer credit growth rose to 30% and Turkey’s current account widened to more than 7% of its gross domestic product (“GDP”). In addition, social unrest remains a major risk in advance of its 2014 presidential elections and its 2015 parliamentary elections. The Fund’s investment in Slovenian external debt added to performance as well. Slovenian policymakers have demonstrated a willingness to continue with ongoing structural fiscal adjustments. (A fiscal adjustment is a reduction in the government primary budget deficit, and it can result from a reduction in government expenditures, an increase in tax revenues or both simultaneously.) During May 2013, the country issued $3.5 billion of new external emerging markets bonds, an offering that was many times oversubscribed. The transaction has reduced Slovenia’s need to tap the financial markets for an extended period of time, thereby reducing liquidity risks. During the Reporting Period, Slovenia’s current account was running at a surplus, which is likely to exceed 5% in both the 2014 and 2015 calendar years, according to the International Monetary Fund. Also, during the Reporting Period, the Fund benefited from an investment in the Russian ruble, accomplished through the use of forward foreign currency exchange contracts. Its underweight in the Brazilian real, accomplished through the use of forward foreign currency exchange contracts, contributed positively. The real depreciated during the Reporting Period, in our view, because of Brazil’s balance of payments, poor growth prospects and consistently high inflation. The currency continued to depreciate despite intervention by Brazil’s central bank in the foreign exchange swap market. In addition, the Fund benefited from its exposure to Mexican local interest rates, accomplished through investments in local emerging markets bonds. Mexican local interest rates performed well during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning contributed positively to performance. During the Reporting Period, we tactically adjusted the Fund’s duration position relative to the Index, shifting as we deemed necessary between a short duration bias and a long duration bias. The Fund’s longer duration bias detracted from results early in the Reporting Period, as interest rates rose on concerns about Fed tapering. However, this negative performance was more than offset by the Fund’s subsequent short duration bias.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, cross currency swaps, non-deliverable currency forwards, and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps, credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s overweight relative to the Index in Costa Rican and Brazilian external debt. Late in the

PORTFOLIO RESULTS

Reporting Period, we moved the Fund from an underweight position in Argentinean external debt to an overweight position. We reduced the Fund’s overweight position in Ivory Coast external debt as it performed well and removed the Fund’s overweight in Venezuelan external debt. Additionally, we scaled back the Fund’s overweight in Russian external debt and ended the Reporting Period largely neutral relative to the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the external debt of countries with what we considered to be strong and improving balance sheets. For example, the Fund was overweight Costa Rican external debt, which in our view has manageable debt dynamics and strong growth relative to peers. The country is planning fiscal reforms that could help boost its ratings to investment grade. The Fund was underweight South African external debt on concerns about the lack of a fiscal adjustment and potential deterioration in the country’s fiscal accounts.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. In historical terms, we believe, many portfolios have been under-allocated to emerging markets debt relative to those emerging nations’ portion of world GDP or bond market capitalization. Emerging markets economies, in our opinion, have become better able to withstand shocks to the global financial system, thanks in part to reserve accumulation and improved external debt positions. We continue to view emerging markets debt as a compelling strategic asset class that has the potential to provide investors with an attractive credit risk premium, given the strong credit profile and low debt levels of most emerging markets economies.

Near term, we expect to see an increased dispersion of returns in external emerging markets debt, driven by idiosyncratic country risks, differences in economic fundamentals and government policies as well as the effects of the overall global environment. A number of factors, in our view, could have varied impacts on individual emerging markets countries — including a potential pick-up in global economic growth, the sluggish outlook for commodity prices and, most importantly, fears about China’s economic growth — that could, in turn, create relative value opportunities.

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBI Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.88%	0.56%	4.39%	4.33%
Class C	-1.63	0.56	3.86	3.80
Institutional	-0.54	0.56	4.93	4.87
Class IR	-0.63	0.56	4.84	4.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.37%	12.37%	8.46%	9.20%	8/29/03
Class C	-2.61	12.62	N/A	6.88	9/29/06
Institutional	-0.54	13.79	9.34	10.06	8/29/03
Class IR	-0.63	N/A	N/A	6.79	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.26%
Class C	1.98	2.01
Institutional	0.89	0.92
Class IR	0.97	1.01

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/14	as of 3/31/13
Turkey	5.7%	6.4%
Brazil	4.8	3.5
Mexico	4.4	9.3
Colombia	4.2	6.6
Indonesia	3.8	6.3
Venezuela	3.5	5.7
Dominican Republic	3.2	3.3
Costa Rica	3.0	0.7
Hungary	2.9	0.6
Chile	2.9	3.8

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 6.7% as of 3/31/14 and 1.1% as of 3/31/13. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	-0.88%	13.41%	8.96%	9.67%
Including sales charges	-5.37%	12.37%	8.46%	9.20%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	-1.63%	12.62%	N/A	6.88%
Including contingent deferred sales charges	-2.61%	12.62%	N/A	6.88%

Institutional Class (Commenced August 29, 2003)	-0.54%	13.79%	9.34%	10.06%

Class IR (Commenced July 30, 2010)	-0.63%	N/A	N/A	6.79%

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 7.41%, 6.61%, 6.61%, 7.77%, 7.24%, 7.68% and 7.14%, respectively. These returns compare to the 7.53% average annual total return of the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield bond market as a whole during the Reporting Period?

A	During the Reporting Period, high yield corporate bonds generated a positive return, with lower quality credits performing best. Option adjusted spreads tightened approximately 100 basis points to end the Reporting Period at 345 basis points, their narrowest levels since the 2008-9 financial crisis. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds outperformed high yield loans, as represented by the Barclays Bank Loan Index/U.S. High-Yield Loan Index, and underperformed equities, as represented by the S&P 500® Total Return Index.

Issuance	was strong during the Reporting Period, with approximately $366 billion in new high yield corporate bonds priced. Refinancing continued to be the primary use of the proceeds. Meanwhile, demand for high yield corporate bonds dropped during 2013, with approximately $4.7 billion withdrawn from high yield corporate bond mutual funds during the calendar year. In the first quarter of 2014, however, demand picked up significantly, and high yield corporate bond mutual funds saw investment inflows of $3.4 billion.

The	default rate for high yield corporate bonds remained low in historical terms, helped by healthier corporate balance sheets. During the Reporting Period as a whole, there were 28 defaults among high yield issuers, affecting approximately $5.5 billion in bonds. The 12-month par-weighted default high yield corporate bond rate through March 31, 2014 was 0.61%, a post-financial crisis low.[3]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration positioning detracted from its relative performance during the Reporting Period. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) The Fund was also hurt by its overweight position in emerging markets corporate bonds, a market segment that declined during the Reporting Period. In addition, the Fund’s underweight in longer-spread duration credits hampered results, as spreads (yield differentials between high yield corporate bonds and U.S. Treasury securities of similar maturity) narrowed during the Reporting Period. (Spread duration represents the price sensitivity of a high yield bond to a change in spreads.) For the same reason, the Fund benefited from its underweight in short spread duration credits and its overweight in intermediate spread duration credits.

In	addition, the Fund benefited from its overweight in lower creditquality issues and from its underweight in higher creditquality issues. Underweighted exposure to Asia (excluding Japan) credits contributed positively. The Fund’s overweight in high yield loans also added to returns during the Reporting Period.

[3]	Source: J.P. Morgan.

PORTFOLIO RESULTS

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s overweight in lower creditquality credits, in particular its overweight position in CCC-rated bonds, and its underweighted position in higher creditquality credits, particularly BB-rated bonds, added to relative returns, as lower credit quality bonds outperformed higher creditquality bonds during the Reporting Period. Fund performance was hampered by an underweight in BBB-rated bonds.

In	terms of sector positioning, the Fund benefited from its overweight in commercial services and its underweighted positions in utilities and aerospace and defense. The Fund was hurt by its overweighted positions in gaming and lodging and in home construction. An underweight position in technology also detracted from relative returns.

Relative	to issue selection, Fund performance was enhanced by overweighted positions in Radiation Therapy Services, which operates radiation treatment centers; Sitel, a telemarketing and outsourcing business; and Rite Aid, a drugstore chain. The Fund was hindered by its overweighted positions in OGX Petróleo e Gás Participações, a Brazilian oil and gas company; Caesars Entertainment, a casino operator; and Claire’s Stores, a retailer of accessories and jewelry. The Fund’s position in OGX Petróleo e Gás Participações was eliminated during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period overall, the Fund’s duration position compared to the Index detracted from performance. The Fund’s slightly long duration position dampened results during the first half of the Reporting Period when interest rates began to rise in anticipation of Federal Reserve tapering and an improving U.S. economy. In addition, the Fund’s short duration position relative to the Index during the first quarter of 2014 detracted, as interest rates declined amid tepid economic data and emerging markets weakness.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. In addition, during the Reporting Period, the Fund used U.S. Treasury futures to facilitate specific duration and yield curve strategies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a slightly long duration position relative to the Index to a short duration position because we believed an improving U.S. economy, coupled with Fed tapering, could lead to higher interest rates.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in commercial services, gaming and lodging, and cellular and telecommunications. It was underweight compared to the Index in metals and mining, electric utilities, gas distribution and health care at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expect U.S. economic growth to accelerate in 2014, though some corporate earnings reports have been somewhat lackluster and some measures of economic activity, such as retail earnings, point toward reduced momentum. Geopolitical concerns and uncertainty about the future movements of U.S. interest rates could potentially cause an uptick in volatility that could, in turn, provide the Fund with some attractive buying opportunities. Continued strength in underlying credit fundamentals is likely, in our view, to help keep default rates near historic lows. Although we believe the potential default of Energy Futures Holdings would meaningfully increase the high yield default rate, the company’s credit problems have been widely telegraphed to the market and its bonds have been trading at distressed levels for some time. At the end of the Reporting Period, low yields, upwardly trending interest rates and management teams’ increased willingness to engage in shareholder-friendly activities suggest, in our view, high yield corporate bonds may experience more modest performance during 2014 than in recent time periods.

FUND BASICS

High Yield Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Corporate High Yield Bond Index 2% Issuer Capped[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	7.41%	7.53%	4.13%	4.13%
Class B	6.61	7.53	3.58	3.58
Class C	6.61	7.53	3.58	3.58
Institutional	7.77	7.53	4.67	4.67
Service	7.24	7.53	4.17	4.17
Class IR	7.68	7.53	4.58	4.58
Class R	7.14	7.53	4.08	4.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Corporate High Yield Bond Index , 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.56%	15.07%	7.12%	6.65%	8/1/97
Class B	1.28	14.98	6.95	6.56	8/1/97
Class C	5.54	15.28	6.82	6.18	8/15/97
Institutional	7.77	16.52	7.99	7.34	8/1/97
Service	7.24	15.98	7.44	6.80	8/1/97
Class IR	7.68	16.46	N/A	8.14	11/30/07
Class R	7.14	15.87	N/A	7.56	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.05%
Class B	1.80	1.80
Class C	1.80	1.80
Institutional	0.71	0.71
Service	1.21	1.21
Class IR	0.80	0.80
Class R	1.30	1.30

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

FUND BASICS

TOP TEN ISSUERS AS OF 3/31/14[6]
Company	% of Net Assets	Line of Business
HCA, Inc.	2.3%	Health Care – Services
Reynolds Group Issuer, Inc.	2.0	Packaging
MGM Resorts International	2.0	Gaming
First Data Corp.	1.7	Technology – Software/Services
Sprint Corp.	1.5	Telecommunications – Cellular
HD Supply, Inc.	1.4	Consumer Products – Industrial
Frontier Communications Corp.	1.4	Telecommunications
SLM Corp.	1.1	Finance
Caesars Entertainment Operating Co., Inc.	1.1	Gaming
Ally Financial, Inc.	1.0	Finance

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/14	as of 3/31/13
Energy	12.5%	10.2%
Telecommunications	10.5	10.7
Media	8.0	6.7
Health Care	7.1	8.0
Finance	6.6	7.2
Gaming	5.9	6.1
Technology	4.9	5.2
Consumer Products	4.9	5.7
Services Cyclical	4.0	3.8
Retailers	4.0	2.3

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 2.1% as of 3/31/14 and 2.7% as of 3/31/13. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	7.41%	16.12%	7.61%	6.94%
Including sales charges	2.56%	15.07%	7.12%	6.65%

Class B (Commenced August 1, 1997)
Excluding contingent deferred sales charges	6.61%	15.31%	6.95%	6.56%
Including contingent deferred sales charges	1.28%	14.98%	6.95%	6.56%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	6.61%	15.28%	6.82%	6.18%
Including contingent deferred sales charges	5.54%	15.28%	6.82%	6.18%

Institutional Class (Commenced August 1, 1997)	7.77%	16.52%	7.99%	7.34%

Service Class (Commenced August 1, 1997)	7.24%	15.98%	7.44%	6.80%

Class IR (Commenced November 30, 2007)	7.68%	16.46%	N/A	8.14%

Class R (Commenced November 30, 2007)	7.14%	15.87%	N/A	7.56%

PORTFOLIO RESULT

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 3.09%, 2.33%, 3.45%, 3.36% and 2.83%, respectively. These returns compare to the 4.25% average annual total return of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans generated a positive return during the Reporting Period, with lower credit quality issues outperforming higher credit quality issues. High yield loan spreads (or differences in yields versus U.S. Treasury securities of equivalent duration) tightened by 26 basis points, ending the Reporting Period at 473 basis points. (A basis point is 1/100th of a percentage point.) The weighted average price for the loans in the Index increased from $98.05 to $98.72.

The technical backdrop was supportive for high yield loans during the Reporting Period. Demand was strong, and primary market activity remained at sustained high levels, with $634 billion of new high yield loans issued during the Reporting Period. However, approximately two-thirds of the proceeds were used to refinance existing debt, as companies remained focused on managing cash and extending maturities, and so did not increase the net new supply in the market. The excess liquidity also had the unwanted impact of promoting freer standards from underwriters, and there was a noticeable uptick in more aggressive deals during 2013.[4]

Investment inflows into high yield loan mutual funds were also strong. By the end of the Reporting Period, the high yield loan market had experienced a record 93 consecutive weeks of investment inflows, driven largely by demand for low duration, floating rate assets in the rising interest rate environment.

During the Reporting Period, the default rate for high yield loans remained low on a historical basis, helped by healthier corporate balance sheets. There were 28 defaults among high yield issuers during the Reporting Period, affecting $6.6 billion in high yield loans. The trailing 12-month loan-only default rate through March 31, 2014 was 1.37%.[5]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s bias toward higher credit quality securities was most responsible for its underperformance of the Index during the Reporting Period. The Fund was also hindered by its cash position.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	Overall, the Fund’s “up-in-quality” bias detracted from its relative returns. It was overweight higher credit quality B-rated and BB-rated high yield bank loans and was underweight lower credit quality CCC-rated high yield bank loans. During the Reporting Period, CCC-rated high yield bank loans rallied, outperforming the Index as a whole. The Fund was also hurt by its overweighted positions in high yield corporate bonds and collateralized loan obligations

[4]	Source: J.P. Morgan.
[5]	Source: J.P. Morgan.

PORTFOLIO RESULT

(“CLOs”). In addition, its cash position dampened results. On the positive side, the Fund benefited from overweight positions in Canadian and European (excluding the U.K.) credits.

Relative to sector positioning, the Fund benefited from its overweight in media non-cable and from its underweight positions in consumer services, leisure and restaurants, and health care. It was hurt by its overweight in building materials and by its underweights in electric utilities and energy.

In terms of issue selection, Fund performance was enhanced by overweighted positions in Air Canada, a Canadian airline; First Data Corporation, a global payment processing company; and Univision, a Spanish broadcaster. The Fund also benefited from its lack of exposure to electric utility company Energy Future Holdings, a distressed name. Detracting was an underweighted position in casino operator Caesars Entertainment and an overweight in stock photo agency Getty Images.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps are only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to high yield corporate bonds and CLOs.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in commercial services, building materials, transportation and cellular telecommunications. It was underweight relative to the Index in consumer services, energy, finance and electric utilities.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believe high yield loans should generate solid absolute performance and strong excess returns during the 2014 calendar year. This view is based on our expectations for continued strength in underlying credit fundamentals, which are reflected in default rates that, in our view, are likely to remain near historic lows. We believe high yield loan investors could be well rewarded near term, though low yields, upwardly trending interest rates and management teams’ increased willingness to engage in shareholder-friendly activities could lead to more modest performance during 2014 than in recent time periods. Our positive outlook is tempered by risk factors that include the potential for periods of higher volatility if the Federal Reserve (the “Fed”) has difficulty extricating itself from its unconventional monetary policies, such as its quantitative easing program, or if unexpected difficulties surface in the emerging markets.

Near term, we expect to see steady investment inflows into high yield bank loans as the Fed continues to reduce its asset purchases and market participants look ahead to the normalization of interest rates. Although we believe CLO demand is likely to persist, it has become less certain amidst recent confusion about implementation of the Volker Rule. The Volker Rule is a federal regulation that prohibits banks from conducting certain investment activities with their own accounts, and limits their ownership of and relationship with hedge funds and private equity funds (also known as covered funds). Going forward, we expect new issuance to be more heavily tilted toward merger and acquisition activity. Robust market conditions may encourage higher leverage, looser debt covenants and worsening debt structures. At the end of the Reporting Period, we were being particularly vigilant in our review of newer issues and were biased our investments for the Fund toward existing issues and the secondary market.

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays Bank Loan Index/U.S. High-Yield Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.09%	4.25%	3.29%	3.29%
Class C	2.33	4.25	2.61	2.61
Institutional	3.45	4.25	3.70	3.70
Class IR	3.36	4.25	3.63	3.63
Class R	2.83	4.25	3.13	3.13

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Bank Loan Index/U.S. High-Yield Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Since Inception	Inception Date
Class A	0.80%	2.94%	3/31/11
Class C	1.31	3.00	3/31/11
Institutional	3.45	4.15	3/31/11
Class IR	3.36	4.05	3/31/11
Class R	2.83	3.50	3/31/11

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	1.04%
Class C	1.79	1.79
Institutional	0.70	0.70
Class IR	0.80	0.80
Class R	1.28	1.28

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/14	as of 3/31/13
Food & Beverages	7.4%	3.1%
Media – Broadcasting & Radio	6.3	5.4
Wireless Telecommunications	5.5	2.8
Retailers	5.1	9.0
Health Care	4.9	6.2
Airlines	4.3	2.0
Media – Cable	4.2	3.5
Health Care – Services	4.2	3.4
Building Materials	3.5	2.2
Chemicals	3.3	3.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 11.4% as of 3/31/14 and 27.2% as of 3/31/13. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Bank Loan Index/U.S. High-Yield Loan Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 31, 2011 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	3.09%	3.72%
Including sales charges	0.80%	2.94%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	2.33%	3.00%
Including contingent deferred sales charges	1.31%	3.00%

Institutional Class (Commenced March 31, 2011)	3.45%	4.15%

Class IR (Commenced March 31, 2011)	3.36%	4.05%

Class R (Commenced March 31, 2011)	2.83%	3.50%

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 1.41%, 1.76%, 1.66% and 1.76%, respectively. These returns compare to the 1.02% average annual total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	After strong performance early in the second quarter of 2013, when the Reporting Period began, investment grade corporate bonds sold off during June 2013 in response to indications from the Federal Reserve (the “Fed”) that it would taper its quantitative easing program if economic data strengthened. Investment grade credit spreads, or the difference in yields between corporate bonds and duration- equivalent U.S. Treasury securities, widened by 13 basis points to end the second calendar quarter at 152 basis points. (A basis point is 1/100th of a percentage point.) European investment grade corporate bonds outperformed U.S. investment grade corporate bonds, as investors digested the possibility of a reduction in the Fed’s asset purchases. In Europe, a loss of momentum in manufacturing, slowing inflation and weak lending growth contributed to a widespread belief that the European Central Bank would continue its easing measures.

During	the third quarter of 2013, investment grade corporate bond performance rebounded somewhat. Investment grade credit spreads tightened by 11 basis points, ending the third calendar quarter at 141 basis points. European investment grade corporate bonds outperformed U.S. investment grade corporate bonds, largely in response to European economic data that exceeded expectations. Meanwhile, the U.S. economy hit a soft patch.

Investment	grade corporate bond returns rose during the fourth quarter of 2013, with spreads falling to their lowest levels since November 2007. Investment grade credit spreads tightened 27 basis points, ending the fourth calendar quarter at 114 basis points. Demand for investment grade credit was supported by positive economic growth momentum and the Fed’s continued dovish stance on the timing of an increase in short-term interest rates. U.S. investment grade corporate bonds outperformed European investment grade corporate bonds, and lower creditquality corporate bonds continued to outperform higher creditquality corporate bonds.

During	the first quarter of 2014, investment grade corporate bonds continued to experience positive returns, as spreads tightened eight basis points to end the Reporting Period at 106 basis points. For the Reporting Period overall, the investment grade corporate bond market generated positive returns.

Issuance

was strong overall during the Reporting Period. Between March 31, 2013 and December 31, 2013, U.S. new issuance was approximately $624 billion, and European new issuance was approximately $378 billion. (For the 2013 calendar year, U.S. new issuance was a record $932 billion, and European new issuance totaled approximately $560 billion.) In the first quarter of 2014, U.S. new issuance was very strong at approximately $342 billion, while European new issuance was approximately $220 billion. Issuance of contingent convertible (“CoCo”) bonds was also robust. (CoCo bonds are similar to convertible bonds because they can be exchanged for the issuing company’s underlying stock. However, before a CoCo bond can be converted, the

PORTFOLIO RESULTS

underlying stock must reach a second, higher price.) Banca Monte dei Paschi announced plans for a larger-than-planned capital raise as part of a restructuring approved by the European Commission. This reduced the risk of a subordinated debt bail-in and was also positive news for Italian banks overall. (In a “bail-in,” bondholders or bank depositors are required to forfeit part of their investments or deposits to help bail out an institution, such as a bank.) Spain overhauled its bankruptcy rules to make it easier for troubled companies to avoid liquidation as the Spanish economy recovers.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy was a large positive contributor to the Fund’s relative performance during the Reporting Period. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s duration and yield curve positioning added to relative results as well. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. Issue selection amongst investment grade corporate bonds contributed positively to relative returns. These results were partially offset by our issue selection amongst municipal bonds.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Individual issue selection of investment grade corporate bonds added to the Fund’s relative returns. In terms of sector positioning, the Fund benefited from select investments in the investment grade corporate bonds of financial and industrial companies. Slightly offsetting this performance was issue selection amongst investment grade corporate bonds in the utilities sector. The Fund’s underweight in the highest credit quality investment grade corporate bonds also contributed positively to relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning enhanced relative performance during the Reporting Period. We tactically adjusted the Fund’s duration position relative to the Index during the Reporting Period, shifting as we deemed necessary between a short duration bias and a long duration bias. The Fund benefited from its short duration bias between October 2013 and the end of the Reporting Period. Ten- year U.S. Treasury security yields increased from 1.85% at the beginning of the Reporting Period to 2.72% at the end of the Reporting Period. Yields on 30-year U.S. Treasury securities started the Reporting Period at 3.10% and ended the Reporting Period at 3.56%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”). It utilized forward foreign currency exchange contracts to hedge currency exposure.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Following very strong performance early in the Reporting Period, we decreased the Fund’s position in investment grade corporate bonds during May 2013. In early June 2013, we further decreased the Fund’s position, adopting an underweight in investment grade corporate bonds, because we saw more attractive opportunities in other asset classes. In late June 2013, we increased the Fund’s holdings of investment grade corporate bonds as investment grade credit spreads tightened. In late August 2013, we reduced the Fund’s overweight position in investment grade corporate bonds because we believed there would be increased volatility in response to the uncertainty about Syria, identity of the next Fed chair, possibility of Fed tapering, U.S. budget negotiations, softer economic data, weaker corporate earnings and large amounts of new corporate issuance. During September 2013, as uncertainty lessened, we increased the Fund’s overweight in investment grade corporate bonds, ending the month with a small overweight position overall. In January 2014, we trimmed the Fund’s overweight position in investment grade corporate bonds in response to increased market volatility. At the end of the Reporting Period, the Fund had a small overweight position in investment grade corporate bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in real estate investment trusts (“REITs”) and banking. The Fund was also overweight communications and natural gas utilities. Compared to the Index, the Fund was underweight consumer non-cyclical, energy and capital goods. We generally favored lower creditquality issues and short-term and intermediate-term maturities.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were targeting a somewhat neutral position relative to the Index in investment grade corporate bonds, largely because we saw supportive credit fundamentals on the one hand but close to fair valuations on the other hand. In our opinion, credit fundamentals remain solid, based on strong corporate profitability, healthy cash balances and a shortage of high quality assets. We are disciplined about the Fund’s participation in new issuances, wherein we see increasing signs of potential excess. The Fund maintained a moderate position in European investment grade corporate bonds at the end of the Reporting Period, as Europe’s economic conditions were showing improvement and financial conditions were easing.

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.41%	1.02%	2.20%	2.07%
Institutional	1.76	1.02	2.62	2.49
Class IR	1.66	1.02	2.52	2.39
Separate Account Institutional	1.76	1.02	2.62	2.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.41%	9.29%	4.08%	4.43%	11/3/03
Institutional	1.76	10.50	4.84	5.20	11/3/03
Class IR	1.66	N/A	N/A	5.54	7/29/11
Separate Account Institutional	1.76	10.51	4.89	5.23	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.84%
Institutional	0.38	0.50
Class IR	0.48	0.59
Separate Account Institutional	0.38	0.50

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association and Federal Home Loan Mortgage Corp. which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similarly to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 3/31/14	as of 3/31/13
Banks	17.5%	19.7%
Real Estate Investment Trusts	7.5	9.3
Wirelines Telecommunications	6.5	2.3
Energy	6.4	10.6
Electric	5.0	2.8
Pipelines	4.9	4.4
Technology	2.9	1.8
Insurance	2.9	5.5
Media	2.8	4.1
Brokerage	2.7	3.4

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 2.3% as of 3/31/14 and 0.2% as of 3/31/13. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	1.41%	10.12%	4.47%	4.81%
Including sales charges	-2.41%	9.29%	4.08%	4.43%

Institutional Class (Commenced November 3, 2003)	1.76%	10.50%	4.84%	5.20%

Separate Account Institutional (Commenced November 3, 2003)	1.76%	10.51%	4.89%	5.23%

Class IR (Commenced July 29, 2011)	1.66%	N/A	N/A	5.54%

PORTFOLIO RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -9.01%, -9.68%, -8.70% and -8.78%, respectively. These returns compare to the -7.14% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2013, yields on 10-year U.S. Treasury securities increased on improving U.S. economic data and on concern the Federal Reserve (the “Fed”) would taper its quantitative easing program. Faced with higher U.S. Treasury yields, investors re-assessed the attractiveness of local emerging markets debt and exited emerging markets currencies in favor of the U.S. dollar. Although local emerging markets debt posted a small gain in the first quarter of 2014, the asset class, as represented by the Index, recorded a negative return for the Reporting Period overall, driven by changes in local interest rates and currency depreciation. Emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, returned -1.92%. Among countries, on a total return basis, the weakest performers (in U.S. dollar terms) during the Reporting Period were Indonesia (-20.93%), the Philippines (-20.58%) and Turkey (-17.47%). The top performers were Hungary (+15.79%), Romania (+15.30%) and Poland (+10.92%).

[8]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by our issue selection of local emerging markets bonds, emerging markets corporate bonds and emerging markets quasi- sovereign bonds. Our sector positioning within external emerging markets debt overall slightly detracted from relative returns. The Fund’s performance was also hampered by our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies).

On the positive side, the Fund benefited from our country and issue selection of external emerging markets debt overall. The Fund’s U.S. duration and yield curve strategy also added to returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities within a particular sector.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A

During the Reporting Period, the Fund’s overweight relative to the Index in Brazilian local interest rates, accomplished through investments in local emerging markets bonds, detracted from relative returns. Brazilian economic growth fell short of forecasts. At the same time, inflation remained high, leading Brazil’s central bank to start hiking interest rates. Large protests about government services also contributed to the underperformance of Brazilian local interest rates during the Reporting Period. An investment in the Mexican peso and an overweight in the Indian rupee, both positions accomplished through the use of forward

PORTFOLIO RESULTS

foreign currency exchange contracts, also dampened relative results. Both currencies depreciated significantly during the second quarter of 2013 on concern the Fed might reduce its quantitative easing measures.

On the positive side, the Fund’s overweight in Colombian local interest rates, accomplished through investments in local emerging markets bonds, enhanced relative performance. Colombian local interest rates rallied on the back of stable fiscal policies and contained inflation expectations. In addition, the Fund benefited from its underweight in Indonesian local interest rates. Indonesia underperformed during the Reporting Period, especially during the third quarter of 2013 when the country posted the lowest returns in the Index for each of the three months. The loose monetary policy of Indonesia’s central bank fueled the weakness, as the country’s current account went from a surplus to a small deficit during the second quarter of 2013. The Fund also benefited from an investment in the Russian ruble, accomplished through the use of forward foreign currency exchange contracts. In addition, the Fund’s underweight in the Brazilian real, accomplished through the use of forward foreign currency exchange contracts, contributed positively. The real depreciated during the Reporting Period, in our view, because of Brazil’s balance of payments, poor growth prospects and consistently high inflation. The currency continued to depreciate despite intervention by Brazil’s central bank in the foreign exchange swap market.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning contributed positively to its performance. During the Reporting Period, we tactically adjusted the Fund’s duration position relative to the Index, shifting as we deemed necessary between a short duration bias and a long duration bias. The Fund’s longer duration bias detracted from results early in the Reporting Period, as interest rates rose on concerns about Fed tapering. However, this negative performance was more than offset by the Fund’s subsequent short duration bias.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross currency swaps, non-deliverable currency forwards, and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a neutral position relative to the Index in Colombian local interest rates to an overweight position. We also moved the Fund from a neutral position in Mexican local interest rates to an overweight position. In addition, we increased the Fund’s overweight in Brazilian local interest rates. We accomplished the Fund’s overweight positions through investments in local emerging markets bonds. During the Reporting Period, we increased the Fund’s underweight position in Malaysian local interest rates. We also increased the Fund’s underweight position in South Korean local interest rates such that the Fund was significantly underweight by the end of the Reporting Period. We shifted the Fund from an overweight position in Russian local interest rates at the beginning of the Reporting Period to an underweight position by the end of the Reporting Period.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, one of the Fund’s largest overweight positions was in the Mexican peso, accomplished through the use of forward foreign currency exchange contracts. We believe the Mexican peso can outperform over the long term. Through exports, Mexico has close ties to the U.S. economy, putting it on a potentially better growth trajectory than many other emerging markets countries. Its wage growth is subdued, which makes it an attractive location for investment, in our view, as well as an appealing alternative to China, where double-digit wage growth has dampened profit margins for foreign manufacturers. Also, Mexico has made reforms that seek to open its energy industry to private investment, which should prompt a significant increase in foreign investment and, therefore, demand for the peso.

In addition, at the end of the Reporting Period, we saw attractive opportunities in Latin American local interest rates and had positioned the Fund with overweights in Brazil, Mexico and Colombia. In particular, we favored Brazilian inflation linked bonds. In our opinion, Brazil’s real interest rates (the rate of interest an investor can expect to receive after allowing for inflation) are among the highest in the emerging and developed markets. At the end of the Reporting Period, the Fund was underweight Asian local interest rates — specifically, Malaysian and South Korean local interest rates — because we considered them expensive relative to the local interest rates of other regions. We remain cautious about emerging countries that are commodity producers given their exposure to China’s slowing economic growth.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Early in 2014, local emerging markets debt and local currencies underperformed other fixed income asset classes. Idiosyncratic events within the emerging markets and fears about a slowdown in Chinese economic growth were, in our view, the primary drivers of volatility, a theme that we expect to continue throughout 2014. In addition, we expect continued headlines in certain emerging markets countries as a result of numerous elections, including Brazil, India, Indonesia, South Africa and Turkey. That said, we believe the medium-term and long-term outlook for the emerging markets remains benign given what we believe to be their strong balance sheets with low debt levels, higher growth than many of their developed markets counterparts and generally sounder fiscal balances. In addition, while developed central banks such as the Fed, European Central Bank and Bank of Japan have taken interest rates to near-zero levels, the central banks of emerging markets countries have generally maintained policy interest rates much closer to neutral, reducing the need for material tightening. Brazil, India, Indonesia, South Africa and Turkey, as well as Russia, have already hiked rates significantly to address inflation and foreign exchange weakness.

As an asset class, in our view, local emerging markets debt has deepened and become more liquid, and the investor base has grown and become more diversified. Emerging market economies have undergone structural changes that should promote macroeconomic stability and active debt management. We believe that compared to other fixed income asset classes, local emerging markets debt can potentially offer compelling yields with a relatively short duration, while also remaining a high creditquality asset class (approximately 98% of the Index, by market value, consists of countries with an investment grade rating).

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI EM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-9.01%	-7.14%	5.10%	4.98%
Class C	-9.68	-7.14	4.62	4.50
Institutional	-8.70	-7.14	5.69	5.56
Class IR	-8.78	-7.14	5.60	5.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-13.13%	7.96%	2.00%	2/15/08
Class C	-10.58	8.14	2.02	2/15/08
Institutional	-8.70	9.33	3.12	2/15/08
Class IR	-8.78	N/A	2.90	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.38%
Class C	2.00	2.13
Institutional	0.91	1.04
Class IR	1.00	1.12

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/14	as of 3/31/13
Colombia	9.4%	3.1%
Brazil	9.4	6.8
Thailand	9.4	6.4
Turkey	7.7	12.7
Russia	7.5	11.9
Mexico	6.2	8.9
Indonesia	5.4	4.9
Malaysia	4.8	7.3
South Africa	3.7	3.9
Poland	3.8	5.4

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 16.7% as of 3/31/14 and 5.2% as of 3/31/13. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	-9.01%	8.96%	2.77%
Including sales charges	-13.13%	7.96%	2.00%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	-9.68%	8.14%	2.02%
Including contingent deferred sales charges	-10.58%	8.14%	2.02%

Institutional Class (Commenced February 15, 2008)	-8.70%	9.33%	3.12%

Class IR (Commenced July 30, 2010)	-8.78%	N/A	2.90%

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 0.64%, 0.99%, 0.88% and 0.98%, respectively. These returns compare to the 0.26% average annual total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2013 when the Reporting Period began, the mortgage-backed securities market fell. One of the key drivers of the weak performance was the Federal Reserve’s (“Fed”) then-Chair Ben Bernanke’s implication that the Fed would start reducing its quantitative easing program in 2013, sooner than expected. In the third calendar quarter, mortgage-backed securities retraced some of their losses on positive economic data and on the Fed’s announcement in September 2013 that it would not yet taper quantitative easing. During the fourth calendar quarter, mortgage-backed securities generated negative returns on continued uncertainty regarding the future of Fed tapering; in December 2013, the Fed announced that it would reduce its monthly purchases of U.S. Treasury securities and agency mortgage-backed securities. In the first quarter of 2014, mortgage-backed securities posted gains overall, supported by an improving home price appreciation outlook, but weakened in the final weeks of the Reporting Period on continued Fed tapering and on comments from new Fed Chair Janet Yellen suggesting that an increase in short-term interest rates could come earlier than the market expected.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our tactical management of the Fund’s duration and yield curve positioning added to its relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. The Fund also benefited from its positioning in the collateralized sector. In addition, our cross- sector strategy enhanced relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

There were no factors that detracted materially from the Fund’s performance.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	Our sector positioning added to the Fund’s relative performance. More specifically, the Fund benefited from our tactical shifts of its holdings in mortgage-backed securities, as spreads (or yield differentials) between mortgage-backed securities and comparable- duration U.S. Treasuries widened and tightened. The Fund held an underweight relative to the Index in agency mortgage-backed securities when we expected the Fed to announce tapering. This positioning contributed positively, as spreads widened in December after the Fed said it would begin tapering its asset purchases.

PORTFOLIO RESULTS

In the collateralized sector, the Fund benefited from its positioning in the coupon stack (i.e., across securities with different coupons). Early in the Reporting Period, the Fund was underweight relative to the Index in higher coupon agency mortgage-backed securities (or, those with higher interest rates). This positioning was advantageous, as higher coupon agency mortgage-backed securities underperformed lower coupon agency mortgage-backed securities (or, those with lower interest rates), with the latter continuing to benefit from the Fed’s quantitative easing purchases. Later in the Reporting Period, the Fund was overweight higher coupon agency mortgage-backed securities, which added to relative returns as interest rates rose and higher coupon agency mortgage-backed securities benefited from lower prepayment speeds.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s underweighted position in the 10-year segment of the U.S. Treasury yield curve added to relative results, especially as interest rates increased during August 2013, December 2013 and March 2014.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. It used Eurodollar futures to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund uses mortgage-backed securities forward sales contracts (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The Fund also employed derivatives contracts called CMBX, which reference the performance of a list of commercial mortgage-backed securities (“CMBS”), to help us express the Fund’s overweight to the CMBS sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Because of market uncertainty about the future of the Fed’s quantitative easing program, we tactically shifted the Fund’s duration positioning over the course of the Reporting Period. We managed the Fund’s duration positioning rather dynamically at the beginning of the Reporting Period, generally maintaining a short duration bias, and moved the Fund to a more neutral duration position by September and October 2013. Subsequently, we shifted the Fund to a short duration position for the rest of 2013 and through the end of the Reporting Period. In addition, the Fund generally held an underweight relative to the Index in agency mortgage-backed securities, shifting its size — and occasionally adopting an overweight position — as we deemed necessary, based on our views of potential market reaction to Fed tapering comments. At the beginning of the Reporting Period, the Fund had an underweight position in higher coupon mortgage- backed securities. However, we shifted the Fund to a more overweight position in these securities toward the end of the Reporting Period, as interest rates had risen and higher coupon agency mortgage-backed securities had benefited from lower prepayment speeds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in CMBS. It was underweight compared to the Index in pass-through mortgage-backed securities and asset-backed securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) At the end of the Reporting Period, the Fund also had positions in agency collateralized mortgage obligations and Federal Family Education Loan Program (“FFELP”) student loan asset-backed securities, which are not represented in the Index.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected to maintain the Fund’s underweight allocation to agency mortgage-backed securities. We favored agency multi-family mortgage-backed securities because, in our opinion, their agency backing, coupled with prepayment protection on the underlying loans, results in a high credit quality investment with stable expected cash flows. We also had a favorable view at the end of the Reporting Period on super-senior legacy CMBS (in general, CMBS that were issued in 2006 or earlier) because we consider them high credit quality assets with stable expected cash flows. In addition, we had a positive outlook on FFELP student loans. At the end of the Reporting Period, we expected to maintain the Fund’s overweight in non-agency mortgage-backed securities because of positive housing market fundamentals and their relatively wide spreads compared to U.S. Treasuries.

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.64%	0.26%	1.83%	1.58%
Institutional	0.99	0.26	2.24	1.98
Class IR	0.88	0.26	2.14	1.87
Separate Account Institutional	0.98	0.26	2.24	1.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.11%	4.51%	3.61%	3.76%	11/3/03
Institutional	0.99	5.66	4.38	4.54	11/3/03
Class IR	0.88	N/A	N/A	3.24	7/29/11
Separate Account Institutional	0.98	5.66	4.40	4.56	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.91%
Institutional	0.38	0.56
Class IR	0.31	0.49
Separate Account Institutional	0.38	0.56

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	0.64%	5.30%	4.01%	4.15%
Including sales charges	-3.11%	4.51%	3.61%	3.76%

Institutional Class (Commenced November 3, 2003)	0.99%	5.66%	4.38%	4.54%

Separate Account Institutional (Commenced November 3, 2003)	0.98%	5.66%	4.40%	4.56%

Class IR (Commenced July 29, 2011)	0.88%	N/A	N/A	3.24%

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 52.7%
	Argentina – 0.5%
	Republic of Argentina (NR/NR)
EUR	15,137	7.820%		12/31/33	$15,692
	$36,453	8.280		12/31/33	28,616
	620,000	0.000	(a)	12/15/35	40,920
	80,000	2.500	(b)	12/31/38	33,400

					118,628

	Azerbaijan(c) – 0.8%
	Republic of Azerbaijan (NR/Baa3)
	200,000	4.750		03/18/24	201,250

	Brazil – 3.4%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(d)
BRL	73,000	0.000		01/01/15	29,658
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	240,196	6.000		08/15/22	103,539
	1,308,000	10.000		01/01/23	496,414
	533,236	6.000		08/15/50	212,326

					841,937

	Colombia – 3.3%
	Republic of Colombia (NR/NR)
COP	998,800,000	7.000		05/04/22	526,437
	53,200,000	7.500		08/26/26	27,589
	535,800,000	6.000		04/28/28	248,054

					802,080

	Costa Rica – 0.4%
	Republic of Costa Rica (BB/Baa3)
	$70,000	9.995		08/01/20	88,200

	Croatia – 1.2%
	Republic of Croatia (BB/Ba1)
	270,000	6.250		04/27/17	289,575

	Dominican Republic – 1.0%
	Dominican Republic (NR/NR)
DOP	5,700,000	14.500		02/10/23	134,810
	300,000	18.500		02/04/28	8,201
	Dominican Republic (B+/B1)(c)
	$100,000	6.600		01/28/24	102,500

					245,511

	El Salvador – 0.1%
	El Salvador Government International Bond (BB-/Ba3)
	10,000	7.650	(c)	06/15/35	10,000
	10,000	7.650		06/15/35	10,000

					20,000

	Gabon – 0.5%
	Republic of Gabon (BB-/NR)
	100,000	8.200		12/12/17	114,250

	Greece(a) – 0.2%
	Hellenic Republic Government Bond (NR/Caa3)
EUR	11,000	1.619		05/21/14	14,951
	Hellenic Republic Government Bond (NR/NR)
	20,000	1.015		08/10/14	26,841

					41,792

	Sovereign Debt Obligations – (continued)
	Honduras(c) – 0.9%
	Republic of Honduras (B/B3)
	$200,000	8.750%		12/16/20	$219,000

	Hungary – 1.1%
	Hungary Government Bond (BB/Ba1)
	110,000	4.000		03/25/19	109,494
	90,000	5.750		11/22/23	93,204
	60,000	5.375		03/25/24	60,166

					262,864

	Indonesia – 2.5%
	Indonesia Government Bond (NR/Baa3)
IDR	1,000,000,000	5.625		05/15/23	74,124
	1,940,000,000	6.125		05/15/28	138,380
	Republic of Indonesia (BB+/Baa3)
	$140,000	5.875		03/13/20	152,600
	240,000	5.875	(c)	01/15/24	257,400

					622,504

	Ivory Coast(b) – 0.4%
	Republic of Ivory Coast (NR/NR)
	100,000	5.750		12/31/32	93,500

	Lithuania – 0.5%
	Republic of Lithuania (BBB/Baa1)
	100,000	7.375		02/11/20	120,659

	Malaysia(d) – 0.4%
	Malaysia Government Bond (NR/NR)
MYR	330,000	0.000		07/08/14	100,264

	Mexico – 7.5%
	United Mexican States (NR/NR)(d)
MXN	3,001,020	0.000		06/26/14	228,073
	United Mexican States (A/A3)
	1,510,082	5.000		06/16/16	125,211
	385,700	7.250		12/15/16	31,841
	167,730	3.500		12/14/17	13,739
	2,247,500	4.750		06/14/18	170,634
	1,932,600	8.500		12/13/18	169,236
	1,729,100	8.000		12/07/23	150,024
	244,000	7.500		06/03/27	20,347
	66,100	8.500		05/31/29	5,915
	1,007,900	7.750		05/29/31	84,066
	5,418,700	10.000		11/20/36	549,752
	518,400	8.500		11/18/38	45,927
	76,300	7.750		11/13/42	6,240
	United Mexican States (BBB+/A3)
	$220,000	3.625		03/15/22	220,880

					1,821,885

	Panama – 0.8%
	Republic of Panama (BBB/Baa2)
	100,000	7.125		01/29/26	123,000
	50,000	8.875		09/30/27	69,500

					192,500

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Paraguay – 0.8%
	Republic of Paraguay (BB-/Ba2)
	$200,000	4.625%	01/25/23	$199,000

	Peru – 1.4%
	Republic of Peru (NR/NR)
PEN	357,000	5.200	09/12/23	119,466
	Republic of Peru (BBB+/Baa2)
	$170,000	8.375	05/03/16	194,055
	Republic of Peru (A-/Baa2)
PEN	4,000	8.200	08/12/26	1,645
	31,000	6.900	08/12/37	10,921
	Republic of Peru (NR/Baa2)
	6,000	6.850	02/12/42	2,074
	27,000	6.950	08/12/31	9,767

				337,928

	Philippines – 0.8%
	Republic of Philippines (BBB-/Baa3)
	$200,000	4.200	01/21/24	206,250

	Poland – 1.5%
	Poland Government Bond (A/NR)
PLN	230,000	2.500	07/25/18	72,945
	Poland Government Bond (A/A2)
	280,000	5.500	10/25/19	100,557
	328,000	5.750	10/25/21	119,998
	230,000	4.000	10/25/23	74,664

				368,164

	Romania – 0.5%
	Republic of Romania (NR/NR)
RON	250,000	5.900	07/26/17	80,911
	Republic of Romania (BB+/Baa3)(c)
	$30,000	4.875	01/22/24	30,525
	20,000	6.125	01/22/44	21,125

				132,561

	Russia – 4.4%
	Russian Federation Bond (BBB/Baa1)
	164,400	7.500 (b)	03/31/30	187,005
	200,000	4.500	04/04/22	198,000
	Russian Federation Bond (BBB+/Baa1)
RUB	3,800,000	7.600	07/20/22	102,040
	610,000	7.000	08/16/23	15,508
	Russian Federation Bond (NR/Baa1)
	14,670,000	7.000	01/25/23	377,444
	7,360,000	7.050	01/19/28	180,932

				1,060,929

	Serbia(c) – 0.9%
	Republic of Serbia (BB-/B1)
	$200,000	5.875	12/03/18	211,510

	South Africa – 3.4%
	Republic of South Africa (A-/Baa1)
ZAR	340,000	8.000	12/21/18	32,535
	910,000	7.250	01/15/20	83,188

	Sovereign Debt Obligations – (continued)
	South Africa – (continued)
	Republic of South Africa (NR/Baa1)
ZAR	5,470,000	6.750%	03/31/21	$480,194
	Republic of South Africa (NR/NR)
	2,364,000	7.750	02/28/23	216,768
	Republic of South Africa (A-/Baa1)
	260,000	10.500	12/21/26	28,687

				841,372

	Sri Lanka(c) – 0.9%
	Republic of Sri Lanka (B+/(P)B1)
	$200,000	6.000	01/14/19	209,500

	Thailand – 3.3%
	Thailand Government Bond (NR/Baa1)
THB	9,010,000	3.450	03/08/19	279,205
	Thailand Government Bond (A-/Baa1)
	4,500,000	3.875	06/13/19	143,305
	1,276,164	1.200	07/14/21	37,450
	7,045,000	3.650	12/17/21	219,064
	3,860,000	3.625	06/16/23	118,391

				797,415

	Turkey – 6.5%
	Republic of Turkey (NR/Baa3)
	$100,000	7.000	03/11/19	112,000
	200,000	5.750	03/22/24	206,750
	Turkey Government Bond (NR/NR)
TRY	525,000	6.500	01/07/15	237,638
	305,000	5.000	05/13/15	134,154
	540,000	9.000	03/08/17	246,452
	10,000	6.300	02/14/18	4,147
	350,000	8.300	06/20/18	155,253
	390,000	8.800	11/14/18	175,067
	390,000	9.500	01/12/22	177,893
	325,000	7.100	03/08/23	127,061

				1,576,415

	Ukraine – 1.0%
	Ukraine Government Bond (CCC/Caa2)
	$250,000	6.580	11/21/16	234,375

	Uruguay – 1.1%
	Republic of Uruguay (BBB-/Baa3)
	270,911	4.500	08/14/24	278,361

	Venezuela – 0.7%
	Republic of Venezuela (B-/Caa1)
	110,000	7.750	10/13/19	83,600
	10,000	12.750	08/23/22	9,175
	10,000	9.000	05/07/23	7,350
	10,000	8.250	10/13/24	6,950
	89,000	9.250	09/15/27	66,973
	10,000	9.250	05/07/28	7,225

				181,273

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $12,896,261)			$12,831,452

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 24.9%
	Barbados(c)(e) – 0.8%
	Columbus International, Inc. (B/B2)
	$200,000	7.375%	03/30/21	$205,500

	Brazil – 1.6%
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
	200,000	7.375	02/02/22	203,924
	Brazil Minas SPE via State of Minas Gerais (BBB-/NR)
	200,000	5.333	02/15/28	192,500

				396,424

	British Virgin Islands – 0.4%
	Arcos Dorados Holdings, Inc. (NR/Ba2)
	100,000	6.625	09/27/23	101,000

	Canada – 1.3%
	Pacific Rubiales Energy Corp. (BB+/Ba2)(c)(e)
	100,000	5.375	01/26/19	103,470
	PTTEP Canada International Finance Ltd. (BBB+/Baa1)
	200,000	6.350	06/12/42	212,098

				315,568

	Chile – 2.3%
	AES Gener SA (BBB-/Baa3)
	160,000	5.250	08/15/21	167,200
	ENTEL Chile SA (BBB+/Baa2)(c)
	210,000	4.875	10/30/24	213,675
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625	04/03/23	181,000

				561,875

	Colombia – 1.4%
	Bancolombia SA (NR/Baa2)
	100,000	5.950	06/03/21	107,270
	Ecopetrol SA (BBB/Baa2)
	30,000	7.625	07/23/19	36,066
	Transportadora de Gas Internacional SA ESP (BBB-/Baa3)(e)
	200,000	5.700	03/20/22	208,000

				351,336

	Costa Rica(c) – 0.8%
	Banco Nacional de Costa Rica (NR/Baa3)
	200,000	6.250	11/01/23	198,000

	Hong Kong(c) – 0.8%
	Sinopec Group Overseas Development 2013 Ltd. (A+/Aa3)
	200,000	4.375	10/17/23	199,782

	Ireland – 0.8%
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	200,000	7.748	02/02/21	206,500

	Ivory Coast(c)(e) – 0.9%
	Comcel Trust (NR/Ba1)
	200,000	6.875	02/06/24	208,474

	Jamaica(c)(e) – 0.9%
	Digicel Group Ltd. (NR/Caa1)
	200,000	8.250	09/30/20	211,000

	Corporate Obligations – (continued)
	Kazakhstan – 0.5%
	KazMunayGas National Co. (BBB-/Baa3)
	$120,000	11.750%	01/23/15	$128,100

	Luxembourg(c)(e) – 0.9%
	Offshore Drilling Holding SA (BB/NR)
	200,000	8.375	09/20/20	217,000

	Mexico – 0.5%
	Petroleos Mexicanos (BBB+/Baa1)
	20,000	3.500	07/18/18	20,696
	90,000	6.375 (c)	01/23/45	97,380

				118,076

	Netherlands – 2.3%
	Ajecorp BV (BB/NR)(e)
	160,000	6.500	05/14/22	155,988
	Lukoil International Finance BV (BBB/Baa2)
	200,000	6.125	11/09/20	207,500
	Petrobras Global Finance BV (BBB-/Baa1)
	130,000	4.875	03/17/20	131,187
	70,000	6.250	03/17/24	71,799

				566,474

	Paraguay(c) – 0.7%
	Banco Regional SAECA (BB-/Ba2)
	150,000	8.125	01/24/19	160,500

	Peru – 1.6%
	Corp Lindley S.A. (BB+/NR)
	300,000	6.750	11/23/21	318,750
	SAN Miguel Industrias Pet SA (NR/Ba2)(c)(e)
	60,000	7.750	11/06/20	62,550

				381,300

	Philippines – 0.4%
	Energy Development Corp. (NR/NR)
	100,000	6.500	01/20/21	104,500

	Turkey – 1.6%
	Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)(c)
	200,000	4.557	10/10/18	203,500
	Turkiye Vakiflar Bankasi Tao (NR/Baa2)
	200,000	3.750	04/15/18	190,000

				393,500

	United Arab Emirates – 2.8%
	Dolphin Energy Ltd. (NR/A1)
	400,000	5.500	12/15/21	451,040
	Ruwais Power Co. PJSC (A-/A3)(c)
	200,000	6.000	08/31/36	219,500

				670,540

	United States(c) – 1.4%
	Brazil Loan Trust 1 (BBB-/NR)
	150,000	5.477	07/24/23	151,875
	Cemex Finance LLC (B+/NR)(e)
EUR	100,000	5.250	04/01/21	140,173
	YPF SA (NR/Caa1)
	$40,000	8.875	12/19/18	41,400

				333,448

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Venezuela – 0.2%
	Petroleos de Venezuela SA (B-/NR)
	$10,000	6.000%	11/15/26	$5,400
	Petroleos de Venezuela SA (NR/Caa1)
	46,000	9.750	05/17/35	32,568

				37,968

	TOTAL CORPORATE OBLIGATIONS
	(Cost $6,047,187)			$6,066,865

	Structured Notes – 1.7%
	Brazil – 0.5%
	Notas do Tesouro National (Issuer Deutsche Bank AG (London)) (NR/NR)
BRL	125,000	6.000%	04/14/14	$120,813

	Indonesia(c) – 1.2%
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)
IDR	2,200,000,000	8.250	06/17/32	186,739
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	1,005,000,000	9.000	03/19/29	92,905

				279,644

	TOTAL STRUCTURED NOTES
	(Cost $500,174)			$400,457

	Municipal Debt Obligations – 1.2%
	Puerto Rico – 1.2%
	Puerto Rico Commonwealth GO Bonds Series 2014 A (BB+/Ba2)
	$245,000	8.000%	07/01/35	$228,619
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (A+/Baa2)
	15,000	0.000 (d)	08/01/32	11,294
	5,000	5.750	08/01/37	3,924
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (A+/Baa2)
	10,000	5.500	08/01/37	7,703
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (A+/Baa2)
	5,000	5.500	08/01/28	4,169
	35,000	6.125	08/01/29	30,482

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $288,386)			$286,191

	U.S. Treasury Obligation – 0.9%
	United States Treasury Bond
	$200,000	3.750%	11/15/43	$207,074
	(Cost $197,880)

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $19,929,888)			$19,792,039

	Short-term Investment(f) – 16.8%
	Repurchase Agreement – 16.8%
	Joint Repurchase Agreement Account II
	$4,100,000	0.080%	04/01/14	$4,100,000
	(Cost $4,100,000)

	TOTAL INVESTMENTS – 98.2%
	(Cost $24,029,888)			$23,892,039

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			434,847

	NET ASSETS – 100.0%			$24,326,886

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2014.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,176,233, which represents approximately 17.2% of net assets as of March 31, 2014.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 126-127.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
NR	—Not Rated
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/21/14	$60,667	$1,667
	HUF/EUR	06/18/14	114,331	1,961
	HUF/USD	06/18/14	231,400	601
	PLN/EUR	06/18/14	57,854	547
	USD/COP	04/16/14	110,444	1,485
Barclays Bank PLC	INR/USD	04/04/14	51,212	1,472
	KRW/USD	04/24/14	121,011	11
	MYR/USD	04/14/14	176,711	1,211
	PHP/USD	04/30/14	201,998	2,704
	PLN/USD	06/18/14	265,001	1,848
	TRY/USD	06/18/14	83,833	2,199
	USD/CNH	05/27/14	102,715	2,158
	USD/CNH	06/18/14	233,188	2,812

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC (continued)	USD/ZAR	06/18/14	$23,978	$22
	ZAR/USD	06/18/14	704,272	8,159
BNP Paribas SA	MXN/USD	06/18/14	228,470	212
	MYR/USD	05/02/14	46,655	451
	USD/EUR	06/18/14	117,086	512
	USD/KRW	05/12/14	100,643	81
Citibank NA	BRL/USD	04/16/14	202,329	10,796
	CLP/USD	04/10/14	61,320	2,959
	PLN/USD	06/18/14	46,014	8
Credit Suisse International (London)	COP/USD	04/16/14	72,219	2,219
	RUB/USD	04/04/14	60,837	1,837
	RUB/USD	04/07/14	182,315	6,315
	RUB/USD	04/11/14	59,299	2,299
	RUB/USD	04/14/14	183,377	8,377
	RUB/USD	04/16/14	64,438	438
	RUB/USD	04/28/14	239,270	3,270
	RUB/USD	05/05/14	61,467	467
Deutsche Bank AG (London)	BRL/USD	04/10/14	29,311	778
	BRL/USD	04/17/14	51,895	966
	COP/USD	04/16/14	33,486	486
	EUR/USD	06/18/14	60,609	79
	IDR/USD	04/30/14	67,341	4,341
	MXN/USD	06/18/14	93,593	1,540
	MYR/USD	04/11/14	155,671	920
	PLN/EUR	06/18/14	159,389	40
	PLN/USD	06/18/14	315,991	2,991
	RUB/USD	04/04/14	63,098	2,723
	RUB/USD	04/16/14	18,101	101
	THB/USD	04/11/14	43,365	26
	USD/CNH	05/27/14	98,339	1,661
	USD/CNH	06/18/14	50,788	527
	USD/EUR	06/18/14	517,091	2,302
HSBC Bank PLC	BRL/USD	04/10/14	58,930	1,841
	BRL/USD	04/16/14	58,373	4,197
	HUF/EUR	06/18/14	98,080	2,168
	IDR/USD	04/30/14	225,713	14,301
	MYR/USD	04/30/14	474,629	10,731
	MYR/USD	05/02/14	50,704	406
	RUB/USD	04/14/14	64,191	1,141
JPMorgan Securities, Inc.	IDR/USD	04/30/14	72,786	3,428
	INR/USD	04/04/14	52,171	1,244
	MYR/USD	04/14/14	101,109	851
	PHP/USD	04/11/14	57,237	294
	PLN/USD	06/18/14	287,217	2,686
Morgan Stanley & Co. International PLC	BRL/USD	04/10/14	58,930	2,687
	BRL/USD	04/17/14	162,787	3,996
	MYR/USD	04/14/14	38,591	241
	PEN/USD	04/30/14	33,671	16
	TRY/USD	06/18/14	54,260	2,617
	USD/BRL	04/16/14	26,810	190
Royal Bank of Canada	BRL/USD	04/10/14	58,930	1,761
	COP/USD	04/16/14	80,562	461

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Canada (continued)	EUR/USD	06/18/14	$59,232	$15
	INR/USD	04/04/14	52,306	1,970
	KRW/USD	04/24/14	119,879	879
	MXN/USD	06/18/14	57,960	673
	ZAR/USD	06/18/14	78,812	2,932
Royal Bank of Scotland PLC	MYR/USD	04/30/14	319,123	6,106
	TRY/USD	06/18/14	121,725	725
Standard Chartered Bank	MXN/USD	06/18/14	53,136	476
	MYR/USD	04/04/14	99,942	595
	NGN/USD	04/17/14	59,303	303
	NGN/USD	06/16/14	34,874	439
	PEN/USD	04/16/14	35,848	164
	USD/COP	04/16/14	111,179	2,006
	USD/EUR	06/18/14	118,464	12
State Street Bank and Trust	MXN/USD	06/18/14	484,238	4,993
UBS AG (London)	BRL/USD	04/07/14	52,160	2,160
	BRL/USD	04/10/14	88,548	2,915
	BRL/USD	04/11/14	58,893	1,893
	BRL/USD	04/14/14	61,348	2,348
	BRL/USD	04/16/14	117,129	3,129
	BRL/USD	04/17/14	60,208	2,208
	IDR/USD	04/30/14	114,291	1,501
	MYR/USD	04/11/14	127,172	654
	PLN/USD	06/18/14	265,001	695
	RUB/USD	04/14/14	51,826	2,376
	RUB/USD	04/16/14	155,315	3,941
	USD/COP	04/16/14	113,486	1,956
	ZAR/USD	06/18/14	69,450	1,450
Westpac Banking Corp.	MYR/USD	04/14/14	20,794	144
	MYR/USD	04/30/14	244,746	3,084
TOTAL				$196,578

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/18/14	$60,228	$(996)
	PLN/HUF	06/18/14	59,512	(609)
	USD/COP	04/21/14	29,610	(110)
	USD/KRW	04/03/14	100,591	(591)
	USD/KRW	04/30/14	33,124	(124)
	USD/TWD	04/30/14	119,375	(375)
Barclays Bank PLC	CNH/USD	05/27/14	102,359	(1,568)
	USD/EUR	06/18/14	137,613	(448)
	USD/RUB	04/04/14	44,250	(1,403)
BNP Paribas SA	CNH/USD	06/18/14	117,718	(282)
	EUR/HUF	06/18/14	61,053	(444)
	KRW/USD	04/03/14	100,669	(252)
	USD/TRY	06/18/14	134,024	(3,684)
	USD/ZAR	06/18/14	129,355	(4,635)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	USD/COP	04/16/14	$27,666	$(517)
	USD/IDR	04/14/14	23,278	(409)
	USD/ILS	06/18/14	60,339	(339)
	USD/KRW	04/03/14	50,338	(338)
	USD/KRW	04/24/14	240,501	(4,501)
	USD/KRW	04/30/14	6,349	(36)
	USD/NGN	05/06/14	24,658	(150)
	USD/NGN	06/16/14	56,457	(457)
	USD/PEN	04/16/14	24,135	(81)
	USD/RUB	04/14/14	61,634	(2,634)
	USD/RUB	04/16/14	28,984	(1,202)
	USD/TRY	06/18/14	61,669	(2,669)
Credit Suisse International (London)	EUR/USD	06/18/14	59,232	(64)
	USD/CLP	04/07/14	22,618	(618)
	USD/CLP	04/10/14	55,184	(1,184)
	USD/CLP	04/30/14	60,312	(312)
	USD/CLP	05/09/14	49,667	(1,132)
	USD/COP	04/16/14	190,760	(6,195)
	USD/COP	04/21/14	29,618	(118)
	USD/RUB	04/04/14	92,726	(3,642)
	USD/RUB	04/07/14	172,922	(5,922)
	USD/RUB	04/11/14	60,902	(1,902)
	USD/RUB	04/14/14	121,211	(5,211)
	USD/RUB	04/16/14	96,225	(3,815)
	USD/RUB	04/28/14	23,096	(313)
Deutsche Bank AG (London)	CNH/USD	06/18/14	166,258	(1,094)
	EUR/HUF	06/18/14	58,486	(632)
	EUR/USD	06/18/14	59,232	(93)
	PHP/USD	04/10/14	47,610	(555)
	PLN/HUF	06/18/14	59,389	(486)
	RUB/USD	04/16/14	23,255	(35)
	THB/USD	04/11/14	79,678	(322)
	USD/BRL	04/07/14	29,111	(1,118)
	USD/BRL	04/10/14	294,649	(9,449)
	USD/IDR	04/14/14	119,530	(1,530)
	USD/INR	04/04/14	157,079	(6,736)
	USD/MXN	06/18/14	42,060	(733)
	USD/PHP	04/11/14	182,482	(1,453)
	USD/PLN	06/18/14	6,654	(71)
	USD/THB	04/11/14	160,649	(119)
	USD/TWD	04/21/14	117,032	(32)
	USD/ZAR	06/18/14	190,296	(5,854)
HSBC Bank PLC	KRW/USD	04/03/14	100,509	(76)
	MYR/USD	04/30/14	221,135	(374)
	PHP/USD	04/11/14	58,570	(430)
	PHP/USD	04/30/14	33,244	(232)
	RUB/USD	04/16/14	310,056	(15,162)
	USD/BRL	04/30/14	120,103	(103)
	USD/IDR	04/14/14	118,690	(1,690)
	USD/KRW	05/09/14	100,681	(96)
	USD/SGD	06/18/14	464,379	(2,969)
	USD/TWD	04/24/14	71,450	(650)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Securities, Inc.	USD/NGN	06/16/14	$47,419	$(419)
	USD/TRY	06/18/14	52,083	(2,083)
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	98,695	(1,305)
	MXN/USD	06/18/14	33,991	(9)
	USD/BRL	04/16/14	108,741	(7,741)
	USD/BRL	04/17/14	182,021	(6,021)
	USD/BRL	04/30/14	45,288	(288)
	USD/COP	04/16/14	60,423	(2,171)
	USD/ILS	06/18/14	210,906	(105)
	USD/MYR	04/14/14	117,705	(705)
	USD/TRY	06/18/14	141,558	(5,605)
	USD/TWD	04/25/14	59,408	(408)
Royal Bank of Canada	USD/BRL	04/07/14	51,820	(1,820)
	USD/BRL	04/11/14	60,452	(1,452)
	USD/BRL	04/30/14	45,154	(154)
	USD/MXN	06/18/14	222,152	(3,883)
Royal Bank of Scotland PLC	USD/TRY	06/18/14	368,001	(15,001)
Standard Chartered Bank	CLP/USD	04/16/14	14,512	(438)
State Street Bank and Trust	RON/USD	06/18/14	90,367	(192)
	USD/MXN	06/18/14	178,681	(1,681)
UBS AG (London)	EUR/USD	06/18/14	59,232	(142)
	USD/BRL	04/07/14	55,220	(1,220)
	USD/BRL	04/14/14	60,899	(1,899)
	USD/BRL	04/16/14	29,020	(1,020)
	USD/CLP	04/28/14	67,332	(1,582)
	USD/KRW	04/03/14	50,249	(249)
	USD/ZAR	06/18/14	61,026	(1,026)
Westpac Banking Corp.	USD/MYR	04/30/14	40,352	(1,352)
	USD/SGD	06/18/14	119,810	(1,810)
TOTAL				$(173,157)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(15)	December 2015	$(3,706,688)	$10,466
Eurodollars	(15)	March 2016	(3,695,625)	7,783
Eurodollars	(15)	June 2016	(3,684,188)	9,137
Ultra Long U.S. Treasury Bonds	2	June 2014	288,938	2,210
2 Year U.S Treasury Notes	3	June 2014	658,688	(1,015)
5 Year U.S Treasury Notes	(1)	June 2014	(118,953)	780
10 Year U.S Treasury Notes	(4)	June 2014	(494,000)	3,313
20 Year U.S. Treasury Bonds	(8)	June 2014	(1,065,750)	(1,156)
TOTAL				$31,518

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	385,000		10/29/23	3 month KWCDC	3.260%	$200
		10,830		01/16/24	3 month KWCDC	3.445	(153)
	MXN	680		03/03/26	6.930%	Mexico Interbank TIIE 28 Days	94
Barclays Bank PLC	BRL	540		01/04/16	11.555	1 month Brazilian Interbank Deposit Average	(744)
		440		01/02/17	12.190	1 month Brazilian Interbank Deposit Average	(556)
Citibank NA		120		01/04/16	11.700	1 month Brazilian Interbank Deposit Average	(16)
	CLP	55,160		03/13/19	6 month CLICP	4.650	(529)
	KRW	405,460		06/05/23	3 month KWCDC	3.040	6,789
		19,600		01/10/24	3 month KWCDC	3.475	(328)
Credit Suisse International (London)	CLP	36,600		03/28/16	6 month CLICP	3.860	(39)
		35,560		02/28/19	6 month CLICP	4.573	(142)
		10,000		03/26/19	6 month CLICP	4.540	3
Deutsche Bank Securities, Inc.	BRL	710		01/04/16	11.866	1 month Brazilian Interbank Deposit Average	(451)
		1,850		01/04/16	9.280	1 month Brazilian Interbank Deposit Average	(29,591)
	KRW	61,770		03/03/17	2.850	3 month KWCDC	(59)
	CLP	9,970		10/22/18	6 month CLICP	4.860	(335)
		16,470		02/24/19	6 month CLICP	4.595	(99)
		49,000		03/26/19	6 month CLICP	4.550	(25)
	KRW	19,460		01/08/24	3 month KWCDC	3.470	(319)
		189,410		03/13/24	3 month KWCDC	3.330	(655)
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	306
JPMorgan Securities, Inc.	BRL	790		01/04/16	11.827	1 month Brazilian Interbank Deposit Average	(687)
	KRW	91,820		01/07/24	3 month KWCDC	3.471	(1,525)
		8,650		01/13/24	3 month KWCDC	3.465	(137)
		28,590		01/15/24	3 month KWCDC	3.445	(406)
Morgan Stanley Capital Services, Inc.		160,220		03/04/17	2.878	3 month KWCDC	(37)
	ZAR	6,350		07/23/20	7.490	3 month JIBAR	(13,253)
	KRW	175,320		07/11/23	3 month KWCDC	3.405	(2,047)
		20,540		01/09/24	3 month KWCDC	3.455	(310)
		60,475		01/20/24	3 month KWCDC	3.440	(825)
TOTAL							$(45,876)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	790		01/06/16	6.212%	3 month JIBAR	$—	$(515)
	2,470		01/08/16	6.164	3 month JIBAR	—	(1,894)
	260		01/09/16	6.218	3 month JIBAR	—	(177)
	$1,700	(a)	06/18/21	3 month LIBOR	2.500%	(14,000)	11,320
ZAR	750		03/14/24	3 month JIBAR	8.550	—	(837)
	TOTAL					$(14,000)	$7,897

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/14	$30	(1.000)%	03/20/19	0.868%	$(130)	$(68)
Citibank NA		320	(1.000)	03/20/19	0.868	(875)	(1,246)
		160	(1.000)	06/20/19	0.914	(236)	(502)
JPMorgan Securities, Inc.		30	(1.000)	03/20/19	0.868	(108)	(90)
TOTAL						$(1,349)	$(1,906)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 57.0%
	Argentina – 2.5%
	Republic of Argentina (NR/NR)
EUR	5,785,135	7.820%		12/31/33	$5,997,338
	2,958,623	7.820		12/31/33	3,046,769
	$14,921,890	8.280		12/31/33	11,713,684
	757,101	8.280		12/31/33	586,753
	17,650,000	0.000	(a)	12/15/35	1,164,900
EUR	46,715,341	0.000	(a)	12/15/35	4,054,514
	$6,570,000	4.383		12/15/35	427,050
EUR	4,910,000	2.260	(b)	12/31/38	2,756,436
	$15,110,000	2.500	(b)	12/31/38	6,308,425

					36,055,869

	Azerbaijan(c) – 0.4%
	Republic of Azerbaijan (NR/Baa3)
	5,490,000	4.750		03/18/24	5,524,313

	Belarus – 0.3%
	Republic of Belarus (B-/B3)
	3,979,000	8.750		08/03/15	4,028,738
	310,000	8.950		01/26/18	316,200

					4,344,938

	Belize(b)(c) – 0.1%
	Government of Belize (B-/NR)
	2,446,500	5.000		02/20/38	1,700,318

	Bermuda(c) – 0.3%
	Bermuda Government Bond (AA-/Aa3)
	3,950,000	4.854		02/06/24	4,029,000

	Brazil – 1.6%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(d)
BRL	5,425,000	0.000		01/01/15	2,204,011
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	9,127,459	6.000		08/15/40	3,684,823
	Federal Republic of Brazil (NR/Baa2)
EUR	810,000	2.875		04/01/21	1,116,476
	Federal Republic of Brazil (BBB-/Baa2)
	$12,380,000	4.250		01/07/25	11,959,080
	Federal Republic of Brazil (BBB+/Baa2)
BRL	10,424,519	6.000		08/15/50	4,150,885

					23,115,275

	Chile – 0.4%
	Republic of Chile (AA-/Aa3)
	$6,610,000	3.625		10/30/42	5,469,775

	Colombia – 2.8%
	Republic of Colombia (BBB/Baa3)
	3,540,000	8.250		12/22/14	3,736,470
	21,420,000	7.375		03/18/19	25,811,100
	7,611,000	4.000		02/26/24	7,534,890
	440,000	8.125		05/21/24	572,000
	2,222,000	6.125		01/18/41	2,488,640
	400,000	5.625		02/26/44	419,000

					40,562,100

	Sovereign Debt Obligations – (continued)
	Costa Rica – 1.7%
	Republic of Costa Rica (BB/Baa3)
	$390,000	9.995%		08/01/20	$491,400
	8,030,000	4.250	(c)	01/26/23	7,427,750
	10,000,000	4.375		04/30/25	8,925,000
	6,830,000	5.625	(c)	04/30/43	5,873,800
	2,140,000	5.625		04/30/43	1,840,400

					24,558,350

	Croatia – 2.2%
	Republic of Croatia (BB/Ba1)
	4,960,000	6.250		04/27/17	5,319,600
	10,280,000	6.375		03/24/21	11,076,700
	13,650,000	6.000	(c)	01/26/24	14,178,937
	1,800,000	6.000		01/26/24	1,869,750

					32,444,987

	Dominican Republic – 3.2%
	Dominican Republic (NR/NR)
DOP	217,900,000	18.500	(c)	02/04/28	5,956,640
	11,200,000	18.500		02/04/28	306,170
	Dominican Republic (B+/B1)
	$3,156,521	9.040		01/23/18	3,472,173
	3,320,000	7.500	(c)	05/06/21	3,701,800
	14,182,000	7.500		05/06/21	15,812,930
	8,370,000	6.600	(c)	01/28/24	8,579,250
	9,130,000	5.875	(c)	04/18/24	9,038,700

					46,867,663

	Egypt – 0.6%
	Republic of Egypt (B-/Caa1)
	8,530,000	5.750		04/29/20	8,785,900

	El Salvador – 0.5%
	El Salvador Government International Bond (BB-/Ba3)
	1,380,000	7.375		12/01/19	1,476,600
	1,870,000	8.250		04/10/32	1,982,200
	900,000	7.650		06/15/35	900,000
	1,180,000	7.650	(c)	06/15/35	1,180,000
	1,250,000	7.625		02/01/41	1,225,000

					6,763,800

	Gabon – 0.5%
	Republic of Gabon (BB-/NR)
	682,000	6.375		12/12/24	721,215
	5,721,800	6.375	(c)	12/12/24	6,050,804

					6,772,019

	Ghana – 0.3%
	Republic of Ghana (B/B1)
	3,609,000	8.500		10/04/17	3,676,669
	1,290,000	7.875		08/07/23	1,180,221

					4,856,890

	Greece(a) – 0.4%
	Hellenic Republic Government Bond (NR/Caa3)
EUR	1,530,000	1.619		05/21/14	2,079,496

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Greece(a) – (continued)
	Hellenic Republic Government Bond (NR/NR)
EUR	2,400,000	1.015%		08/10/14	$3,220,909

					5,300,405

	Guatemala – 0.6%
	Republic of Guatemala (BB/Ba1)
	$3,300,000	5.750	(c)	06/06/22	3,547,500
	760,000	5.750		06/06/22	817,000
	2,325,000	4.875		02/13/28	2,243,625
	1,910,000	4.875	(c)	02/13/28	1,843,150

					8,451,275

	Honduras(c) – 2.2%
	Republic of Honduras (B/B3)
	17,040,000	8.750		12/16/20	18,658,800
	13,240,000	7.500		03/15/24	13,240,000

					31,898,800

	Hungary – 2.7%
	Hungary Government Bond (BB/Ba1)
	6,720,000	4.000		03/25/19	6,689,064
	13,870,000	5.750		11/22/23	14,363,816
	17,856,000	5.375		03/25/24	17,905,429

					38,958,309

	Indonesia – 2.9%
	Republic of Indonesia (BB+/Baa3)
	820,000	7.500		01/15/16	905,075
	914,000	11.625		03/04/19	1,236,185
	3,250,000	5.875		03/13/20	3,542,500
	7,780,000	5.875	(c)	01/15/24	8,344,050
	1,880,000	8.500		10/12/35	2,392,300
	2,740,000	6.625		02/17/37	2,918,100
	3,198,000	7.750	(c)	01/17/38	3,797,625
	14,654,000	7.750		01/17/38	17,401,625
	1,047,000	6.750		01/15/44	1,145,156

					41,682,616

	Iraq – 0.7%
	Republic of Iraq (NR/NR)
	11,040,000	5.800		01/15/28	9,687,600

	Ivory Coast(b) – 0.7%
	Republic of Ivory Coast (NR/NR)
	10,415,000	5.750		12/31/32	9,738,025

	Lithuania – 1.3%
	Republic of Lithuania (BBB/Baa1)
	8,540,000	7.375		02/11/20	10,304,279
	5,320,000	6.125		03/09/21	6,071,450
	1,800,000	6.625		02/01/22	2,125,494

					18,501,223

	Malaysia – 0.2%
	Wakala Global Sukuk Bhd (A-/A3)
	2,990,000	4.646		07/06/21	3,210,013

	Sovereign Debt Obligations – (continued)
	Mexico – 2.3%
	United Mexican States (A/A3)
MXN	33,408,200	4.750%		06/14/18	$2,536,404
	5,275,700	7.500		06/03/27	439,944
	10,713,200	8.500		05/31/29	958,723
	884,400	7.750		05/29/31	73,765
	15,576,200	10.000		11/20/36	1,580,277
	5,046,300	8.500		11/18/38	447,069
	697,500	7.750		11/13/42	57,042
	United Mexican States (BBB+/A3)
	$5,514,000	3.625		03/15/22	5,536,056
	3,380,000	4.000		10/02/23	3,422,250
	2,364,000	6.050		01/11/40	2,683,140
	11,670,000	4.750		03/08/44	11,086,500
	4,381,000	5.550		01/21/45	4,676,718

					33,497,888

	Netherlands – 0.2%
	Republic of Mozambique (NR/B1)
	2,360,000	6.305		09/11/20	2,250,260

	Pakistan – 0.4%
	Islamic Republic of Pakistan (B-/Caa1)
	1,830,000	6.875		06/01/17	1,857,450
	1,070,000	6.875	(c)	06/01/17	1,086,050
	2,900,000	7.875		03/31/36	2,501,250

					5,444,750

	Panama – 2.3%
	Republic of Panama (BBB/Baa2)
	4,758,000	8.875		09/30/27	6,613,620
	5,048,000	9.375	(e)	04/01/29	7,168,160
	17,140,000	6.700		01/26/36	20,139,500

					33,921,280

	Paraguay – 0.8%
	Republic of Paraguay (BB-/Ba2)
	6,770,000	4.625	(c)	01/25/23	6,736,150
	4,740,000	4.625		01/25/23	4,716,300

					11,452,450

	Peru – 1.4%
	Republic of Peru (BBB+/Baa2)
	2,932,000	7.350		07/21/25	3,782,280
	9,124,000	8.750		11/21/33	13,366,660
	3,120,000	6.550		03/14/37	3,751,800

					20,900,740

	Philippines – 1.5%
	Republic of Philippines (BBB-/Baa3)
	1,750,000	9.875		01/15/19	2,314,375
	5,869,000	8.375		06/17/19	7,453,630
	4,032,000	4.200		01/21/24	4,158,000
	5,300,000	7.750		01/14/31	7,234,500
	100,000	6.375		01/15/32	122,000

					21,282,505

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Romania – 2.1%
	Republic of Romania (BB+/Baa3)
EUR	1,957,000	6.500%		06/18/18	$3,086,989
	3,310,000	4.625		09/18/20	4,850,721
	$5,750,000	6.750		02/07/22	6,705,938
	8,510,000	4.875	(c)	01/22/24	8,658,925
	6,930,000	6.125	(c)	01/22/44	7,319,812

					30,622,385

	Russia – 1.7%
	Russian Federation (BBB/Baa1)
	6,800,000	4.875	(c)	09/16/23	6,732,000
	15,372,085	7.500	(b)	03/31/30	17,485,747

					24,217,747

	Serbia(c) – 0.8%
	Republic of Serbia (BB-/B1)
	11,610,000	5.875		12/03/18	12,278,155

	South Africa – 0.5%
	Republic of South Africa (BBB/Baa1)
	2,516,000	6.875		05/27/19	2,905,980
	3,794,000	5.875		09/16/25	4,073,807

					6,979,787

	Sri Lanka – 0.7%
	Republic of Sri Lanka (B+/NR)
	540,000	7.400	(c)	01/22/15	560,925
	274,000	7.400		01/22/15	284,618
	Republic of Sri Lanka (B+/B1)
	5,310,000	6.000	(c)	01/14/19	5,562,225
	2,550,000	6.250		10/04/20	2,674,312
	1,050,000	5.875		07/25/22	1,052,625

					10,134,705

	Turkey – 5.0%
	Republic of Turkey (NR/Baa3)
	1,060,000	7.500		07/14/17	1,195,150
	2,886,000	4.557		10/10/18	2,936,505
	10,040,000	7.000		03/11/19	11,244,800
	3,990,000	5.625		03/30/21	4,179,525
	1,900,000	6.250		09/26/22	2,052,000
	32,880,000	5.750		03/22/24	33,989,700
	6,980,000	7.375		02/05/25	8,027,000
	610,000	8.000		02/14/34	741,912
	3,771,000	6.875		03/17/36	4,096,249
	3,720,000	6.625		02/17/45	3,924,600

					72,387,441

	Ukraine – 2.3%
	Financing of Infrastrucural Projects State Enterprise (NR/Caa2)
	2,930,000	9.000	(c)	12/07/17	2,607,714
	2,400,000	9.000		12/07/17	2,136,012
	2,030,000	7.400		04/20/18	1,756,043
	Ukraine Government Bond (CCC/Caa2)
	14,301,000	6.250		06/17/16	13,478,692
	8,138,000	6.580		11/21/16	7,629,375

	Sovereign Debt Obligations – (continued)
	Ukraine – (continued)
	Ukraine Government Bond (CCC/Caa2) – (continued)
	$2,920,000	7.750%		09/23/20	$2,744,800
	3,950,000	7.800		11/28/22	3,673,500

					34,026,136

	Uruguay – 2.1%
	Republic of Uruguay (BBB-/Baa3)
	8,488,707	4.500		08/14/24	8,722,146
	1,130,000	6.875		09/28/25	1,327,750
	1,070,000	7.875		01/15/33	1,391,000
	14,586,000	7.625		03/21/36	18,670,080

					30,110,976

	Venezuela – 2.4%
	Republic of Venezuela (B-/Caa1)
	4,781,000	6.000		12/09/20	3,179,365
	2,040,000	12.750		08/23/22	1,871,700
	19,910,000	9.000		05/07/23	14,633,850
	17,719,600	8.250		10/13/24	12,315,122
	1,000,000	7.650		04/21/25	670,000
	718,000	9.250		09/15/27	540,295
	1,560,000	9.250		05/07/28	1,127,100
	1,000	11.950		08/05/31	842

					34,338,274

	Vietnam – 0.5%
	Socialist Republic of Vietnam (BB-/B2)
	4,310,000	6.875		01/15/16	4,644,025
	2,720,000	6.750		01/29/20	3,036,200

					7,680,225

	Zambia – 0.9%
	Republic of Zambia (B+/NR)
	320,000	5.375	(c)	09/20/22	272,000
	14,651,000	5.375		09/20/22	12,453,350

					12,725,350

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $814,436,755)				$823,530,517

	Foreign Debt Obligations – 1.3%
	Supranational – 1.3%
	Corporacion Andina de Fomento (AA-/Aa3)
	$9,439,000	3.750%		01/15/16	$9,839,307
	9,664,000	4.375		06/15/22	9,965,881

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $19,392,482)				$19,805,188

	Corporate Obligations – 30.8%
	Australia(c) – 0.6%
	CNOOC Curtis Funding No. 1 Pty Ltd. (AA-/Aa3)
	$8,240,000	4.500%		10/03/23	$8,324,872

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Azerbaijan – 0.3%
	State Oil Company of the Azerbaijan Republic (BB+/Ba1)
	$4,110,000	5.450%		02/09/17	$4,325,775

	Barbados(c)(f) – 0.2%
	Columbus International, Inc. (B/B2)
	2,320,000	7.375		03/30/21	2,383,800

	Brazil – 2.2%
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
	7,010,000	7.375	(c)	02/02/22	7,147,536
	1,050,000	7.375		02/02/22	1,070,601
	Brazil Minas SPE via State of Minas Gerais (BBB-/NR)
	960,000	5.333		02/15/28	924,000
	15,720,000	5.333	(c)	02/15/28	15,130,500
	Companhia Energetica de Sao Paulo (NR/Baa3)
BRL	2,699,156	9.750		01/15/15	1,140,836
	Independencia International Ltd. (NR/NR)(c)(g)
	$1,277,436	12.000		12/30/16	—
	Raizen Fuels Finance Ltd. (BBB/Baa3)
	5,458,000	9.500		08/15/14	5,608,095
	Raizen Energy Finance Ltd. (BBB/Baa3)
	450,000	7.000		02/01/17	493,875

					31,515,443

	British Virgin Islands – 1.6%
	Arcos Dorados Holdings, Inc. (NR/Ba2)(c)
	4,297,000	6.625		09/27/23	4,365,583
	PCCW Capital No 4 Ltd. (NR/NR)
	1,930,000	5.750		04/17/22	1,968,628
	Sinopec Group Overseas Development 2013 Ltd. (A+/Aa3)(c)
	14,760,000	4.375		10/17/23	14,743,900
	Sparkle Assets Ltd. (BB+/B1)(f)
	2,840,000	6.875		01/30/20	2,698,000

					23,776,111

	Canada – 0.9%
	Pacific Rubiales Energy Corp. (BB+/Ba2)(c)(f)
	2,710,000	5.375		01/26/19	2,804,037
	3,200,000	5.125		03/28/23	3,112,640
	PTTEP Canada International Finance Ltd. (BBB+/Baa1)
	1,009,000	5.692		04/05/21	1,106,669
	3,080,000	5.692	(c)	04/05/21	3,378,138
	1,150,000	6.350	(c)	06/12/42	1,221,209
	1,460,000	6.350		06/12/42	1,548,316

					13,171,009

	Chile – 2.5%
	AES Gener SA (BBB-/Baa3)
	1,320,000	5.250	(c)	08/15/21	1,379,400
	4,709,000	5.250		08/15/21	4,920,905
	AES Gener SA (NR/Ba2)(a)(c)(f)
	3,150,000	8.375		12/18/73	3,350,970
	Banco del Estado de Chile
	3,550,000	4.125	(c)	10/07/20	3,652,240
	2,340,000	3.875	(c)	02/08/22	2,303,730
	1,510,000	3.875		02/08/22	1,486,595

	Corporate Obligations – (continued)
	Chile – (continued)
	CFR International SpA (BB+/NR)(f)
	$2,180,000	5.125%		12/06/22	$2,114,600
	E.CL SA (BBB/NR)
	2,490,000	5.625	(c)	01/15/21	2,664,300
	430,000	5.625		01/15/21	460,100
	Embotelladora Andina SA (BBB/NR)(c)
	1,500,000	5.000		10/01/23	1,567,500
	Empresa de Transporte de Pasajeros Metro SA (AA-/NR)(c)
	1,200,000	4.750		02/04/24	1,236,000
	ENTEL Chile SA (BBB+/Baa2)(c)
	6,720,000	4.875		10/30/24	6,837,600
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	1,360,000	5.500		04/21/20	1,448,400
	2,333,000	3.625		04/03/23	2,111,365

					35,533,705

	Colombia – 1.4%
	Banco de Bogota SA (BBB-/Baa2)
	1,450,000	5.000	(c)	01/15/17	1,542,220
	4,324,000	5.000		01/15/17	4,599,006
	Bancolombia SA (NR/Ba1)
	920,000	6.125		07/26/20	975,200
	Bancolombia SA (NR/Baa2)
	3,520,000	5.950		06/03/21	3,775,904
	Ecopetrol SA (BBB/Baa2)
	1,470,000	7.375		09/18/43	1,690,500
	Empresas Publicas de Medellin ESP (NR/NR)
	2,469,000	7.625		07/29/19	2,938,110
	Transportadora de Gas Internacional SA ESP (BBB-/Baa3)(f)
	2,240,000	5.700		03/20/22	2,329,600
	2,600,000	5.700	(c)	03/20/22	2,704,000

					20,554,540

	Costa Rica – 1.3%
	Banco de Costa Rica (NR/Baa3)(c)
	4,870,000	5.250		08/12/18	4,940,128
	Banco Nacional de Costa Rica (NR/Baa3)
	4,490,000	4.875	(c)	11/01/18	4,512,450
	380,000	4.875		11/01/18	381,900
	9,180,000	6.250	(c)	11/01/23	9,088,200

					18,922,678

	Croatia(c) – 0.0%
	Hrvatska Elektroprivreda (BB-/Ba2)
	290,000	6.000		11/09/17	300,513

	Guatemala(f) – 0.4%
	Central American Bottling Corp. (BB/Ba2)
	2,560,000	6.750	(c)	02/09/22	2,675,027
	1,274,000	6.750		02/09/22	1,331,111
	Comunicaciones Celulares SA (NR/Ba1)(c)
	1,700,000	6.875		02/06/24	1,772,030

					5,778,168

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Hong Kong – 0.4%
	Metropolitan Light International Ltd. (NR/NR)(f)
	$3,540,000	5.250%		01/17/18	$3,557,700
	Sun Hung Kai Properties Capital Market Ltd. (A+/A1)
	2,130,000	4.500		02/14/22	2,182,909

					5,740,609

	Hungary(c) – 0.2%
	MFB Magyar Fejlesztesi Bank Zrt (NR/Ba1)
	2,510,000	6.250		10/21/20	$2,646,378

	Indonesia(c) – 0.9%
	Pertamina Persero PT (BB+/Baa3)
	8,450,000	5.625		05/20/43	7,119,125
	Perusahaan Penerbit SBSN (BB+/Baa3)
	5,100,000	6.125		03/15/19	5,571,750

					12,690,875

	Ireland – 1.7%
	AHML Finance Ltd. (BBB/Baa1)(c)
RUB	103,900,000	7.750		02/13/18	2,741,532
	EDC Finance Ltd. (BB+/NR)(c)
	$2,270,000	4.875		04/17/20	2,062,862
	MTS International Funding Ltd. (BB+/Ba2)
	5,940,000	8.625		06/22/20	6,786,450
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Baa3)(c)
	3,830,000	4.204		02/13/18	3,734,250
	Sibur Securities Ltd. (NR/Ba1)(c)
	5,020,000	3.914		01/31/18	4,612,125
	Uralkali OJSC via Uralkali Finance Ltd. (NR/Baa3)(c)
	3,340,000	3.723		04/30/18	3,185,525
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	270,000	9.125		04/30/18	296,325
	1,230,000	7.748	(c)	02/02/21	1,269,975

					24,689,044

	Israel(c) – 0.1%
	Israel Electric Corp. Ltd. (BB+/Baa3)
	730,000	5.625		06/21/18	773,800

	Kazakhstan – 1.4%
	Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)
	1,200,000	6.950	(c)	07/10/42	1,224,000
	200,000	6.950		07/10/42	204,000
	Kazatomprom (NR/Baa3)
	700,000	6.250	(c)	05/20/15	724,500
	1,780,000	6.250		05/20/15	1,842,300
	KazMunayGas National Co. (BBB-/Baa3)
	2,620,000	11.750		01/23/15	2,796,850
	2,100,000	11.750	(c)	01/23/15	2,241,750
	2,220,000	9.125		07/02/18	2,658,450
	7,039,000	5.750	(c)	04/30/43	6,335,100
	2,018,000	5.750		04/30/43	1,816,200

					19,843,150

	Luxembourg – 2.5%
	Atento Luxco 1 SA (NR/Ba3)(f)
	1,940,000	7.375		01/29/20	1,969,100

	Corporate Obligations – (continued)
	Luxembourg – (continued)
	Gazprom Neft OAO Via GPN Capital SA (BBB-/Baa2)
	$3,878,000	4.375%		09/19/22	$3,441,725
	420,000	6.000		11/27/23	410,025
	14,340,000	6.000	(c)	11/27/23	13,999,425
	Millicom International Cellular SA (NR/Ba2)(c)(f)
	2,450,000	4.750		05/22/20	2,388,750
	Offshore Drilling Holding SA (BB/NR)(c)(f)
	5,180,000	8.375		09/20/20	5,620,300
	Rosneft Finance SA (BBB/Baa1)
	4,180,000	7.875		03/13/18	4,665,925
	Wind Acquisition Finance SA (B+/B3)(f)
	1,040,000	11.750	(c)	07/15/17	1,094,600
	1,000,000	11.750		07/15/17	1,050,000
	Wind Acquisition Holdings Finance SA (B/Caa1)(f)
EUR	1,209,825	12.250		07/15/17	1,749,917

					36,389,767

	Mexico – 2.1%
	GEO Maquinaria (CC/NR)(f)
	$377,989	9.625	(c)	05/02/21	120,956
	491,386	9.625		05/02/21	152,330
	Grupo Cementos de Chihuahua SAB de CV (B/NR)(c)(f)
	710,000	8.125		02/08/20	767,106
	Grupo KUO SAB de CV (BB/NR)(c)(f)
	1,640,000	6.250		12/04/22	1,682,779
	Metalsa SA de CV (BB+/NR)(c)
	3,540,000	4.900		04/24/23	3,287,775
	Pemex Project Funding Master Trust (BBB+/Baa1)
	4,490,000	6.625		06/15/35	4,972,675
	Petroleos Mexicanos (BBB+/Baa1)
	300,000	5.500		01/21/21	327,450
	14,730,000	6.375	(c)	01/23/45	15,937,860
	Tenedora Nemak SA de CV (BB+/Ba2)(c)(f)
	1,510,000	5.500		02/28/23	1,530,120
	Trust F/1401 (NR/Baa2)(c)
	2,110,000	6.950		01/30/44	2,117,912

					30,896,963

	Netherlands – 2.5%
	Ajecorp BV (BB/NR)(f)
	900,000	6.500	(c)	05/14/22	877,587
	3,650,000	6.500		05/14/22	3,558,481
	Listrindo Capital BV (BB-/Ba2)(f)
	3,560,000	6.950		02/21/19	3,782,500
	Lukoil International Finance BV (BBB/Baa2)
	1,270,000	7.250		11/05/19	1,404,938
	2,050,000	6.125		11/09/20	2,126,875
	Marfrig Holding Europe BV (B/B2)(c)(f)
	1,412,000	11.250		09/20/21	1,507,310
	Petrobras Global Finance BV (BBB-/Baa1)
	9,340,000	4.875		03/17/20	9,425,274
	5,730,000	6.250		03/17/24	5,877,261
	Republic of Angola Via Northern Lights III BV (BB-/Ba3)
	2,890,000	7.000		08/16/19	3,168,885

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Netherlands – (continued)
	VimpelCom Holdings BV (BB/Ba3)
	$490,000	7.504	%(c)	03/01/22	$498,575
	2,580,000	7.504		03/01/22	2,625,150
	1,920,000	5.950	(c)	02/13/23	1,752,000

					36,604,836

	Paraguay – 1.0%
	Banco Continental SAECA (BB-/Ba2)(f)
	1,900,000	8.875	(c)	10/15/17	2,014,000
	2,090,000	8.875		10/15/17	2,218,585
	Banco Regional SAECA (BB-/Ba2)(c)
	6,070,000	8.125		01/24/19	6,494,900
	Telefonica Celular del Paraguay SA (NR/Ba3)(f)
	3,770,000	6.750		12/13/22	3,985,542

					14,713,027

	Peru – 0.7%
	Corp Financiera de Desarrollo SA (BBB+/NR)
	389,000	4.750	(c)	02/08/22	390,945
	4,208,000	4.750		02/08/22	4,229,040
	Corp Lindley S.A. (BB+/NR)
	1,630,000	6.750	(c)	11/23/21	1,731,875
	3,010,000	6.750		11/23/21	3,198,125
	120,000	4.625	(c)	04/12/23	111,900

					9,661,885

	Philippines – 0.7%
	Alliance Global Group, Inc. (NR/NR)
	1,500,000	6.500		08/18/17	1,614,375
	Development Bank of Philippines (BBB-/NR)
	1,610,000	5.500		03/25/21	1,728,738
	Energy Development Corp. (NR/NR)
	6,795,000	6.500		01/20/21	7,100,775

					10,443,888

	Singapore – 0.1%
	Olam International Ltd. (NR/NR)
	270,000	5.750		09/20/17	274,725
	560,000	7.500		08/12/20	603,400

					878,125

	South Africa(f) – 0.3%
	Peermont Proprietary Global Ltd. (NR/Caa1)
EUR	3,000,000	7.750		04/30/14	4,132,949

	Turkey – 0.7%
	Coca-Cola Icecek AS (NR/Baa3)(c)
	$3,770,000	4.750		10/01/18	3,939,650
	Export Credit Bank of Turkey (BB+/Baa3)
	270,000	5.375	(c)	11/04/16	280,125
	2,240,000	5.375		11/04/16	2,324,000
	Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)
	4,068,000	2.803		03/26/18	3,895,110

					10,438,885

	Ukraine – 0.3%
	Financing of Infrastructural Projects State Enterprise (NR/Caa2)
	4,990,000	8.375		11/03/17	4,391,200

	Corporate Obligations – (continued)
	United Arab Emirates – 0.8%
	Dolphin Energy Ltd. (NR/A1)
	$2,046,968	5.888%		06/15/19	$2,272,134
	2,980,000	5.500		12/15/21	3,360,248
	Ruwais Power Co. PJSC (A-/A3)(c)
	5,990,000	6.000		08/31/36	6,574,025

					12,206,407

	United Kingdom – 0.8%
	Ukreximbank Via Biz Finance PLC (NR/Caa2)
	2,690,000	8.375		04/27/15	2,394,100
	3,910,000	8.750		01/22/18	3,245,300
	Vedanta Resources PLC (BB/Ba3)
	660,000	9.500		07/18/18	747,450
	1,420,000	8.250		06/07/21	1,505,200
	3,240,000	7.125	(c)	05/31/23	3,222,180

					11,114,230

	United States – 1.1%
	Brazil Loan Trust 1 (BBB-/NR)
	1,999,000	5.477		07/24/23	2,023,988
	13,430,000	5.477	(c)	07/24/23	13,597,875
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(c)(f)(h)
	792,500	10.625		05/01/19	872,082

					16,493,945

	Venezuela – 1.1%
	Petroleos de Venezuela SA (B-/NR)
	12,880,000	9.000		11/17/21	9,660,000
	3,825,000	6.000		11/15/26	2,065,500
	1,870,000	5.375		04/12/27	1,000,450
	310,000	5.500		04/12/37	161,200
	Petroleos de Venezuela SA (NR/Caa1)
	3,839,000	9.750		05/17/35	2,718,012

					15,605,162

	TOTAL CORPORATE OBLIGATIONS
	(Cost $450,424,105)				$444,941,739

	Structured Notes – 1.0%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London)) (NR/NR)
BRL	1,797,000	6.000%		04/12/14	$1,736,802
	3,445,000	6.000		04/15/14	3,329,594
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
	23,299,041	6.000		08/15/40	9,405,996

	TOTAL STRUCTURED NOTES
	(Cost $21,544,143)				$14,472,392

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $1,305,797,485)				$1,302,749,836

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(i) – 6.7%
Repurchase Agreement – 6.7%
Joint Repurchase Agreement Account II
$96,800,000	0.080%	04/01/14	$96,800,000
(Cost $96,800,000)

TOTAL INVESTMENTS – 96.8%
(Cost $1,402,597,485)			$1,399,549,836

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%			45,897,142

NET ASSETS – 100.0%			$1,445,446,978

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2014.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $424,280,200, which represents approximately 29.4% of net assets as of March 31, 2014.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Security is currently in default and/or non-income producing.
(h)	Pay-in-kind securities.
(i)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 126-127.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

68	The accompanying notes are an integral part of these financial statements.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/21/14	$2,856,469	$78,469
	HUF/EUR	06/18/14	5,833,661	102,807
	PLN/EUR	06/18/14	2,749,465	25,997
Barclays Bank PLC	INR/USD	04/04/14	2,802,052	80,563
	KRW/USD	04/24/14	5,611,490	490
	MYR/USD	04/14/14	8,377,907	57,407
	PLN/USD	06/18/14	4,008,874	27,955
	USD/CNH	05/27/14	5,607,021	117,780
	USD/CNH	06/18/14	10,985,522	132,478

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
BNP Paribas SA	MYR/USD	05/02/14	$10,074,831	$97,411
	USD/EUR	06/18/14	5,518,904	24,109
	USD/KRW	05/12/14	5,529,351	4,418
Citibank NA	CLP/USD	04/10/14	2,913,467	140,549
	USD/RUB	05/05/14	2,803,073	1,927
Credit Suisse International (London)	RUB/USD	04/04/14	3,571,671	110,728
	RUB/USD	04/07/14	8,627,191	299,191
	RUB/USD	04/11/14	2,889,018	112,018
	RUB/USD	04/14/14	8,709,887	397,887
	RUB/USD	04/28/14	11,251,668	153,669
	RUB/USD	05/05/14	2,826,458	21,458
Deutsche Bank AG (London)	BRL/USD	04/10/14	1,875,358	49,820
	EUR/USD	06/18/14	2,804,565	3,668
	MXN/USD	05/09/14	3,027,437	49,945
	MYR/USD	04/11/14	3,732,527	22,059
	PHP/USD	04/11/14	2,857,682	12,770
	PLN/EUR	06/18/14	7,423,501	1,870
	PLN/USD	06/18/14	4,133,777	39,128
	RUB/USD	04/04/14	2,998,678	129,428
	USD/CNH	05/27/14	5,369,317	90,683
	USD/CNH	06/18/14	2,407,878	24,992
	USD/EUR	06/18/14	30,512,896	157,241
HSBC Bank PLC	BRL/USD	04/10/14	3,770,371	117,801
	HUF/EUR	06/18/14	4,669,132	103,237
	MYR/USD	05/02/14	2,751,197	22,041
JPMorgan Securities, Inc.	INR/USD	04/04/14	2,810,430	66,992
	MYR/USD	04/14/14	5,499,708	46,299
	PHP/USD	04/11/14	3,205,078	16,449
	PLN/USD	06/18/14	4,344,954	40,637
Morgan Stanley & Co. International PLC	BRL/USD	04/10/14	3,770,371	171,915
	BRL/USD	04/17/14	9,302,965	228,320
	MYR/USD	04/14/14	1,817,688	11,338
	TRY/USD	06/18/14	2,779,121	134,056
Royal Bank of Canada	BRL/USD	04/10/14	3,770,371	112,682
	EUR/USD	06/18/14	2,772,882	679
	INR/USD	04/04/14	2,848,566	107,274
	KRW/USD	04/24/14	5,622,225	41,225
	MXN/USD	06/18/14	2,807,881	32,582
	ZAR/USD	06/18/14	2,625,770	97,682
Royal Bank of Scotland PLC	TRY/USD	06/18/14	5,644,611	33,611
Standard Chartered Bank	MYR/USD	04/04/14	6,477,849	38,561
	USD/EUR	06/18/14	5,530,613	571
State Street Bank	MXN/USD	06/18/14	58,601,133	792,039
UBS AG (London)	BRL/USD	04/07/14	2,865,645	118,645
	BRL/USD	04/10/14	5,665,384	186,529
	BRL/USD	04/11/14	2,869,202	92,202
	BRL/USD	04/14/14	2,889,605	110,605
	BRL/USD	04/17/14	2,878,566	105,566
	MYR/USD	04/11/14	4,250,313	21,873
	PLN/USD	06/18/14	4,008,874	10,513
	RUB/USD	04/14/14	2,874,623	131,772
	USD/EUR	05/07/14	26,221,035	192,905
	ZAR/USD	06/18/14	3,978,219	78,219
Westpac Banking Corp.	MYR/USD	04/14/14	979,417	6,767
TOTAL				$5,840,502

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/18/14	$3,148,842	$(52,250)
	PLN/HUF	06/18/14	2,802,210	(28,683)
	USD/COP	04/21/14	1,390,683	(5,183)
	USD/HUF	06/18/14	18,581,366	(48,269)
	USD/KRW	04/03/14	5,526,483	(32,483)
	USD/TWD	04/30/14	5,598,610	(17,610)
Barclays Bank PLC	CNH/USD	05/27/14	5,561,922	(85,173)
	USD/ZAR	06/18/14	3,775,611	(43,739)
BNP Paribas SA	EUR/HUF	06/18/14	2,830,625	(20,550)
	KRW/USD	04/03/14	5,530,780	(13,830)
Citibank NA	USD/BRL	04/16/14	25,262,098	(1,347,999)
	USD/IDR	04/14/14	1,112,947	(19,553)
	USD/ILS	06/18/14	2,806,778	(15,778)
	USD/KRW	04/03/14	2,765,569	(18,569)
	USD/KRW	04/24/14	11,271,952	(210,952)
	USD/RUB	04/14/14	2,896,777	(123,777)
	USD/TRY	06/18/14	2,903,647	(125,647)
Credit Suisse International (London)	EUR/USD	06/18/14	2,767,373	(2,978)
	USD/CLP	04/07/14	1,140,145	(31,145)
	USD/CLP	04/10/14	2,834,815	(60,815)
	USD/CLP	04/30/14	2,805,535	(14,535)
	USD/CLP	05/09/14	2,718,769	(61,960)
	USD/COP	04/21/14	1,391,026	(5,526)
	USD/RUB	04/04/14	5,806,418	(250,418)
	USD/RUB	04/07/14	8,609,090	(296,090)
	USD/RUB	04/11/14	2,854,116	(89,116)
	USD/RUB	04/14/14	5,795,152	(249,152)
Deutsche Bank AG (London)	CNH/USD	06/18/14	13,393,400	(66,368)
	EUR/HUF	06/18/14	2,780,862	(30,019)
	EUR/USD	06/18/14	2,775,637	(4,348)
	PHP/USD	04/10/14	2,319,513	(27,052)
	PLN/HUF	06/18/14	2,793,277	(22,876)
	THB/USD	04/03/14	3,382,191	(1,491)
	USD/BRL	04/07/14	664,181	(25,500)
	USD/BRL	04/10/14	18,851,855	(604,575)
	USD/IDR	04/14/14	5,630,078	(72,078)
	USD/INR	04/04/14	8,685,418	(372,427)
	USD/PHP	04/11/14	4,015,576	(47,818)
	USD/THB	04/03/14	3,382,191	(26,191)
	USD/THB	04/11/14	2,714,500	(2,025)
	USD/THB	05/08/14	3,376,914	(831)
	USD/TWD	04/21/14	5,548,500	(1,500)
HSBC Bank PLC	KRW/USD	04/03/14	5,521,937	(4,179)
	PHP/USD	04/11/14	2,758,763	(20,237)
	USD/BRL	04/30/14	5,586,809	(4,809)
	USD/IDR	04/14/14	5,627,142	(80,142)
	USD/KRW	05/09/14	5,531,412	(5,296)
	USD/RUB	04/14/14	6,362,117	(113,120)
	USD/SGD	06/18/14	22,737,349	(143,759)
	USD/TWD	04/24/14	3,348,778	(30,478)
JPMorgan Securities, Inc.	USD/TRY	06/18/14	2,893,739	(115,739)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	$5,414,417	$(71,583)
	USD/BRL	04/17/14	8,603,004	(285,005)
	USD/BRL	04/30/14	2,808,844	(17,844)
	USD/ILS	06/18/14	10,939,329	(5,476)
	USD/MYR	04/14/14	5,580,407	(33,407)
	USD/TWD	04/25/14	2,781,099	(19,099)
Royal Bank of Canada	USD/BRL	04/07/14	2,847,003	(100,003)
	USD/BRL	04/11/14	2,834,061	(68,061)
	USD/BRL	04/30/14	2,800,581	(9,581)
	USD/MXN	05/09/14	24,320,503	(213,290)
Royal Bank of Scotland PLC	USD/TRY	06/18/14	17,348,218	(707,218)
State Street Bank	USD/MXN	06/18/14	7,745,220	(78,220)
UBS AG (London)	EUR/USD	06/18/14	2,763,240	(6,613)
	USD/BRL	04/07/14	2,836,662	(62,662)
	USD/BRL	04/14/14	2,854,019	(89,019)
	USD/CLP	04/28/14	2,253,330	(57,189)
	USD/KRW	04/03/14	2,760,665	(13,665)
	USD/SGD	06/18/14	5,615,857	(84,857)
	USD/ZAR	06/18/14	2,838,717	(47,717)
TOTAL				$(7,065,147)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(1,015)	December 2015	$(250,819,188)	$675,013
Eurodollars	(942)	March 2016	(232,085,250)	488,589
Eurodollars	(942)	June 2016	(231,366,975)	572,937
Ultra Long U.S. Treasury Bonds	384	June 2014	55,476,000	805,555
2 Year U.S. Treasury Notes	222	June 2014	48,742,875	(75,572)
5 Year U.S. Treasury Notes	707	June 2014	84,099,859	(618,241)
10 Year U.S. Treasury Notes	(240)	June 2014	(29,640,000)	193,958
20 Year U.S. Treasury Bonds	(534)	June 2014	(71,138,812)	(274,435)
TOTAL				$1,767,804

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	733,290	01/16/24	3 month KWCDC	3.445%	$(10,381)
	MXN	14,640	03/03/26	6.930%	Mexico Interbank TIIE 28 Days	2,034
Barclays Bank PLC	KRW	1,000,000	08/09/23	3 month KWCDC	3.440	(13,680)
	MYR	6,800	08/14/23	3 month KLIBOR	4.485	16,728

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	BRL	10,040		01/02/17	12.670%	1 month Brazilian Interbank Deposit Average	$34,257
	KRW	4,820,980		03/07/17	2.875	3 month KWCDC	(1,542)
	MYR	18,970		09/17/18	3 month KLIBOR	3.830%	50,979
		11,920		09/24/18	3 month KLIBOR	3.785	39,689
		20,280		11/19/18	3 month KLIBOR	3.915	38,290
		9,040		11/21/18	3 month KLIBOR	3.960	11,575
	KRW	12,731,400		08/08/23	3 month KWCDC	3.450	(185,705)
		2,069,140		08/16/23	3 month KWCDC	3.485	(35,193)
		2,648,200		08/21/23	3 month KWCDC	3.625	(73,425)
	MYR	14,950		11/15/23	3 month KLIBOR	4.450	56,434
	KRW	2,046,090		01/07/24	3 month KWCDC	3.471	(33,812)
Credit Suisse International (London)	BRL	9,580		01/02/17	12.655	1 month Brazilian Interbank Deposit Average	31,470
Deutsche Bank Securities, Inc.		13,270		01/04/16	11.866	1 month Brazilian Interbank Deposit Average	(8,438)
		29,070		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	(235,686)
		4,900		01/02/17	12.650	1 month Brazilian Interbank Deposit Average	15,889
		37,310		01/02/17	12.398	1 month Brazilian Interbank Deposit Average	42,884
	KRW	4,252,430		03/03/17	2.850	3 month KWCDC	(4,061)
	MYR	19,420		09/13/18	3 month KLIBOR	3.920	29,157
		16,090		11/14/18	3 month KLIBOR	3.880	37,083
	KRW	21,700,000	(a)	12/21/22	3 month KWCDC	3.390	92,757
		1,400,000	(a)	01/08/23	3 month KWCDC	3.390	6,182
	MYR	5,830		08/14/23	3 month KLIBOR	4.490	13,644
	KRW	1,631,530		01/08/24	3 month KWCDC	3.470	(26,703)
		1,810,590		01/14/24	3 month KWCDC	3.432	(23,881)
		1,321,070		01/22/24	3 month KWCDC	3.470	(21,185)
JPMorgan Securities, Inc.	BRL	30,000		01/04/16	11.827	1 month Brazilian Interbank Deposit Average	(26,095)
	KRW	38,314,470		03/05/17	2.889	3 month KWCDC	2,796
	MYR	11,150		12/11/18	3 month KLIBOR	3.972	15,315
	KRW	3,387,950		08/13/23	3 month KWCDC	3.415	(39,583)
	MYR	6,450		08/15/23	3 month KLIBOR	4.520	10,691
	KRW	2,607,840		08/19/23	3 month KWCDC	3.563	(59,818)
	MYR	9,260		09/26/23	3 month KLIBOR	4.330	62,506

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc. (continued)	KRW	770,160		12/23/23	3 month KWCDC	3.470%	$(11,357)
		3,270,720		01/07/24	3 month KWCDC	3.471	(53,793)
		977,430		01/13/24	3 month KWCDC	3.465	(15,485)
		1,936,610		01/15/24	3 month KWCDC	3.445	(27,477)
		50		01/16/24	3 month KWCDC	3.457	(1)
		2,699,030		01/27/24	3 month KWCDC	3.383	(23,870)
Morgan Stanley Capital Services, Inc.	BRL	35,410		01/04/16	10.190%	1 month Brazilian Interbank Deposit Average	(315,244)
		9,770		01/02/17	12.645	1 month Brazilian Interbank Deposit Average	31,266
	MYR	23,990		11/20/18	3 month KLIBOR	3.934	39,083
	KRW	6,983,920	(a)	12/11/22	3 month KWCDC	3.260	64,321
		18,128,470	(a)	12/12/22	3 month KWCDC	3.290	145,992
		18,128,470	(a)	12/13/22	3 month KWCDC	3.300	139,164
		33,000,000	(a)	01/08/23	3 month KWCDC	3.380	158,420
		2,022,340		08/16/23	3 month KWCDC	3.485	(34,397)
		1,611,030		01/09/24	3 month KWCDC	3.455	(24,346)
TOTAL							$(116,552)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
PLN	21,120	08/07/18	6 month WIBOR	3.650%	$28	$(176,868)
	12,600	12/10/18	6 month WIBOR	3.818	19	(60,135)
	12,625	12/10/18	6 month WIBOR	3.820	20	(60,740)
	11,600	12/10/18	6 month WIBOR	3.844	18	(60,087)
	10,400	11/28/23	6 month WIBOR	4.163	24	(64,968)
	6,600	12/09/23	6 month WIBOR	4.320	16	(69,027)
TOTAL					$125	$(491,825)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/14	$1,100	(1.000)%	03/20/19	0.868%	$(2,068)	$(5,218)
Barclays Bank PLC		4,140	(1.000)	03/20/19	0.868	(16,108)	(11,315)
Citibank NA		28,820	(1.000)	03/20/19	0.868	(100,008)	(90,893)
		12,360	(1.000)	06/20/19	0.914	(6,002)	(51,359)
JPMorgan Securities, Inc.		3,900	(1.000)	03/20/19	0.868	(13,624)	(12,210)
Protection Sold:
Deutsche Bank Securities, Inc.	Federative Republic of Brazil 12.250%, 03/06/30	3,400	1.000	06/20/23	2.177	(281,271)	(25,300)
Morgan Stanley & Co. International PLC		1,570	1.000	03/20/24	2.229	(161,603)	5,650
TOTAL						$(580,684)	$(190,645)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

NON-DELIVERABLE BOND FORWARD CONTRACTS*

Counterparty	Notional Amount (000s)	Referenced Obligation	Settlement Date	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	COP 9,960,490	Titulos de Tesoreria 10.000%, 07/24/24	04/09/14	$339,679
	7,450,700		04/10/14	252,788
	735,000		04/11/14	26,096
TOTAL				$618,563

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 92.2%
	Aerospace – 0.3%
	Silver II Borrower/Silver II US Holdings LLC (CCC+/Caa1)(a)
	$7,050,000	7.750%	12/15/20	$7,571,700
	TransDigm, Inc. (CCC+/Caa1)
	6,800,000	7.500	07/15/21	7,531,000

				15,102,700

	Airlines – 0.6%
	Air Canada (BB-/B1)(a)
	13,550,000	6.750	10/01/19	14,600,125
	Air Canada 2013-1 Class B Pass Through Trust (BB+/Ba3)(a)
	2,650,000	5.375	11/15/22	2,684,000
	Continental Airlines 2012-3 Class C Pass Thru Certificates (B+/B1)
	5,050,000	6.125	04/29/18	5,390,875
	United Airlines 2014-1 Class B Pass Through Trust (BB+/NR)
	3,950,000	4.750	10/11/23	3,969,750
	United Continental Holdings, Inc. (B/B2)
	4,800,000	6.375	06/01/18	5,178,000

				31,822,750

	Automotive – 0.3%
	Chrysler Group LLC (B/B1)(a)
	8,000,000	8.000	06/15/19	8,770,000
	5,000,000	8.250	06/15/21	5,650,000
	General Motors Financial Co., Inc. (BB-/Ba2)
	1,650,000	3.250	05/15/18	1,662,375
	General Motors Liquidation Co. (NR/NR)(b)
	7,125,000	7.125	07/15/13	—
	2,000,000	7.700	04/15/16	—
	1,000,000	8.800	03/01/49	—
	14,500,000	8.375	07/15/49	—

				16,082,375

	Automotive Parts – 0.6%
	American Axle & Manufacturing, Inc. (B+/B2)
	3,000,000	5.125	02/15/19	3,123,750
	5,000,000	6.250	03/15/21	5,331,250
	5,000,000	6.625	10/15/22	5,437,500
	Schaeffler Holding Finance BV (B/B1)(a)(c)
	7,200,000	6.875	08/15/18	7,668,000
	Stackpole International Intermediate Co. (B+/B2)(a)
	7,550,000	7.750	10/15/21	8,078,500

				29,639,000

	Banks – 1.7%
	Bank of Scotland Capital Funding LP (BB+/Ba2)(d)
GBP	4,695,000	6.059	12/31/49	8,066,158
	Barclays Bank PLC (BBB-/Ba2)(d)
EUR	3,250,000	4.750	03/15/49	3,985,601
	Barclays PLC (B+/NR)(d)
	$6,200,000	8.250	12/15/49	6,517,750
	Citigroup, Inc. (BB+/Ba3)(d)
	14,000,000	5.900	12/31/49	13,685,000
	Credit Suisse Group AG (BB-/NR)(a)(d)
	14,000,000	7.500	12/11/49	15,207,500
	LBG Capital No.1 PLC (BB+/Ba2)(a)
	1,550,000	7.875	11/01/20	1,691,438

	Corporate Obligations – (continued)
	Banks – (continued)
	LBG Capital No.1 PLC (BB/NR)(a)(d)
	$6,450,000	8.000%	12/31/49	$6,917,625
	LBG Capital No.2 PLC (BBB-/NR)
	9,000,000	7.875%	03/19/20	9,855,000
	Royal Bank of Scotland Group PLC (BB+/Ba3)
	2,530,000	6.125	12/15/22	2,649,611
	8,470,000	6.100	06/10/23	8,804,374
	Royal Bank of Scotland PLC (BBB-/NR)(d)
	8,850,000	9.500	03/16/22	10,376,625

				87,756,682

	Building Materials – 0.9%
	Builders FirstSource, Inc. (B-/Caa2)(a)
	7,000,000	7.625	06/01/21	7,577,500
	Gibraltar Industries, Inc. (BB-/NR)
	7,000,000	6.250	02/01/21	7,472,500
	PLY Gem Industries, Inc. (CCC+/Caa2)(a)
	5,650,000	6.500	02/01/22	5,692,375
	Safway Group Holding LLC/Safway Finance Corp. (B/B3)(a)
	8,000,000	7.000	05/15/18	8,520,000
	Summit Materials LLC/Summit Materials Finance Corp. (B-/Caa1)(a)
	1,800,000	10.500	01/31/20	2,020,500
	USG Corp. (BB/B2)(a)
	5,250,000	9.750	08/01/14	5,377,351
	Zachry Holdings, Inc. (B+/B2)(a)
	10,000,000	7.500	02/01/20	10,825,000

				47,485,226

	Capital Goods – 0.3%
	Dynacast International LLC/Dynacast Finance, Inc. (B/B2)
	11,350,000	9.250	07/15/19	12,655,250
	Servus Luxembourg Holding SCA (B/B2)(a)
EUR	2,000,000	7.750	06/15/18	2,946,489

				15,601,739

	Chemicals – 2.4%
	Ashland, Inc. (BB/Ba1)
	$6,450,000	3.875	04/15/18	6,675,750
	3,000,000	4.750	08/15/22	2,947,500
	Eagle Spinco, Inc. (BB/Ba3)(a)
	15,000,000	4.625	02/15/21	14,831,250
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	21,000,000	8.875	02/01/18	21,840,000
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/NR)
	13,450,000	9.000	11/15/20	13,248,250
	Huntsman International LLC (B+/B1)
	4,150,000	4.875	11/15/20	4,181,125
	Huntsman International LLC (B+/B2)
	4,000,000	8.625	03/15/21	4,480,000
	INEOS Group Holdings SA (B-/(P)B3)(a)
	3,600,000	5.875	02/15/19	3,672,000
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (B/B1)
	10,000,000	6.750	03/01/19	10,625,000

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
PQ Corp. (B-/Caa1)(a)
$6,000,000	8.750%	05/01/18	$6,555,000
Rockwood Specialties Group, Inc. (BB+/Ba1)
8,825,000	4.625	10/15/20	9,111,813
SPCM SA (BB+/B3)(a)
4,900,000	6.000	01/15/22	5,207,274
US Coatings Acquisition, Inc./Flash Dutch 2 BV (B-/Caa1)(a)
20,000,000	7.375	05/01/21	21,750,000

			125,124,962

Conglomerates – 0.3%
Park-Ohio Industries, Inc. (B-/B3)
15,250,000	8.125	04/01/21	16,927,500

Construction Machinery – 1.3%
Cleaver-Brooks, Inc. (B/B2)(a)
5,150,000	8.750	12/15/19	5,690,750
Dematic SA/DH Services Luxembourg Sarl (CCC+/Caa1)(a)
15,250,000	7.750	12/15/20	16,279,375
Mcron Finance Sub LLC (B/B1)(a)
5,700,000	8.375	05/15/19	6,298,500
Milacron LLC/Mcron Finance Corp. (B-/Caa1)(a)
11,215,000	7.750	02/15/21	12,112,200
The Manitowoc Co., Inc. (BB-/B2)
6,200,000	8.500	11/01/20	6,990,500
8,000,000	5.875	10/15/22	8,540,000
Vander Intermediate Holding II Corp. (CCC+/Caa2)(a)(c)
5,700,000	9.750	02/01/19	6,013,500
Waterjet Holdings, Inc. (B/B2)(a)
4,450,000	7.625	02/01/20	4,717,000

			66,641,825

Consumer Products – Household & Leisure – 1.7%
Affinion Group, Inc. (CCC-/Caa2)
7,500,000	7.875	12/15/18	6,993,750
Alphabet Holding Co., Inc. (B-/Caa1)(c)
12,500,000	7.750	11/01/17	12,937,500
First Quality Finance Co., Inc. (BB-/B2)(a)
5,000,000	4.625	05/15/21	4,887,500
Radio Systems Corp. (B/B3)(a)
11,950,000	8.375	11/01/19	13,234,625
Serta Simmons Holdings LLC (CCC+/Caa1)(a)
12,500,000	8.125	10/01/20	13,750,000
SIWF Merger Sub, Inc./Springs Industries, Inc. (B/B2)(a)
5,000,000	6.250	06/01/21	5,175,000
Spectrum Brands, Inc. (B/B3)
3,750,000	6.375	11/15/20	4,078,125
4,000,000	6.625	11/15/22	4,360,000
The Sun Products Corp. (CCC/Caa1)(a)
19,100,000	7.750	03/15/21	16,235,000
Visant Corp. (CCC+/Caa2)
5,000,000	10.000	10/01/17	4,975,000

			86,626,500

Consumer Products – Industrial – 1.4%
HD Supply, Inc. (B+/B1)
3,500,000	8.125	04/15/19	3,902,500

Corporate Obligations – (continued)
Consumer Products – Industrial – (continued)
HD Supply, Inc. (CCC+/B3)
$12,750,000	11.000%	04/15/20	$15,140,625
HD Supply, Inc. (CCC+/Caa2)
30,922,000	7.500	07/15/20	33,704,980
18,000,000	11.500	07/15/20	21,420,000

			74,168,105

Consumer Products – Non Durable – 1.2%
APX Group, Inc. (B/Ba3)
14,000,000	6.375	12/01/19	14,315,000
APX Group, Inc. (CCC+/Caa1)
5,400,000	8.750	12/01/20	5,494,500
Constellation Brands, Inc. (BB+/Ba1)
3,000,000	3.750	05/01/21	2,932,500
7,700,000	4.250	05/01/23	7,526,750
Prestige Brands, Inc. (B+/B2)
2,700,000	8.125	02/01/20	3,037,500
6,900,000	5.375 (a)	12/15/21	7,072,500
Sally Holdings LLC (BB+/Ba2)
17,900,000	5.750	06/01/22	18,929,250

			59,308,000

Defense(a) – 0.1%
ADS Tactical, Inc. (B-/Caa1)
7,000,000	11.000	04/01/18	6,903,750

Emerging Markets(a) – 0.6%
Digicel Group Ltd. (NR/Caa1)
5,500,000	10.500	04/15/18	5,843,750
11,800,000	8.250	09/30/20	12,449,000
5,000,000	7.125	04/01/22	5,050,000
Digicel Ltd. (NR/B1)
8,000,000	7.000	02/15/20	8,280,000

			31,622,750

Energy – Coal – 0.6%
Arch Coal, Inc. (CCC+/B3)(a)
2,050,000	8.000	01/15/19	2,029,500
Arch Coal, Inc. (CCC+/Caa1)
6,000,000	7.000	06/15/19	4,575,000
7,950,000	9.875	06/15/19	6,856,875
Peabody Energy Corp. (BB/Ba2)
10,000,000	6.000	11/15/18	10,475,000
Peabody Energy Corp. (B/B1)
7,250,000	4.750	12/15/66	5,822,475

			29,758,850

Energy – Exploration & Production – 10.7%
Antero Resources Finance Corp. (BB-/B1)(a)
8,550,000	5.375	11/01/21	8,667,563
Athlon Holdings LP/Athlon Finance Corp. (CCC+/Caa1)(a)
18,000,000	7.375	04/15/21	19,170,000
Aurora USA Oil & Gas, Inc. (CCC+/Caa1)(a)
17,150,000	7.500	04/01/20	18,907,875
Berry Petroleum Co. (BB-/B1)
12,500,000	6.375	09/15/22	12,937,500

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Chaparral Energy, Inc. (B-/B3)
$7,000,000	9.875%		10/01/20	$7,962,500
6,400,000	8.250		09/01/21	6,992,000
10,000,000	7.625		11/15/22	10,775,000
Chesapeake Energy Corp. (BB-/Ba3)(e)
15,000,000	2.500		05/15/17	15,327,750
500,000	2.250		12/15/18	468,238
Concho Resources, Inc. (BB+/Ba3)
760,000	7.000		01/15/21	842,650
4,650,000	6.500		01/15/22	5,068,500
6,900,000	5.500		10/01/22	7,176,000
11,800,000	5.500		04/01/23	12,272,000
CrownRock LP/CrownRock Finance, Inc. (CCC+/Caa1)(a)
16,000,000	7.125		04/15/21	16,960,000
Diamondback Energy, Inc. (B-/Caa1)(a)
6,250,000	7.625		10/01/21	6,765,625
Gulfmark Offshore, Inc. (BB-/B1)
9,250,000	6.375		03/15/22	9,573,750
Halcon Resources Corp. (CCC+/Caa1)
17,000,000	9.750		07/15/20	18,275,000
2,100,000	9.750	(a)	07/15/20	2,257,500
23,150,000	8.875		05/15/21	23,960,250
Jones Energy Holdings LLC/Jones Energy Finance Corp. (B-/B3)(a)
4,150,000	6.750		04/01/22	4,222,625
Kodiak Oil & Gas Corp. (B/B3)
14,550,000	8.125		12/01/19	16,132,312
8,900,000	5.500		01/15/21	9,122,500
3,300,000	5.500		02/01/22	3,374,250
Laredo Petroleum, Inc. (B/B2)
15,850,000	9.500		02/15/19	17,494,437
3,000,000	5.625	(a)	01/15/22	3,037,500
3,389,000	7.375		05/01/22	3,770,263
Linn Energy LLC/Linn Energy Finance Corp. (B+/B1)
9,850,000	7.000	(a)	11/01/19	10,219,375
2,850,000	7.750		02/01/21	3,063,750
Magnum Hunter Resources Corp. (CCC/NR)
27,006,000	9.750		05/15/20	29,909,145
MEG Energy Corp. (BB/B1)(a)
8,250,000	6.500		03/15/21	8,683,125
27,350,000	6.375		01/30/23	28,307,250
15,219,000	7.000		03/31/24	16,094,092
Memorial Production Partners LP/Memorial Production Finance Corp. (B-/Caa1)
5,000,000	7.625	(a)	05/01/21	5,275,000
12,000,000	7.625		05/01/21	12,660,000
Oasis Petroleum, Inc. (B+/B2)(a)
9,250,000	6.875		03/15/22	10,036,250
Offshore Drilling Holding SA (BB/NR)(a)
14,000,000	8.375		09/20/20	15,190,000
Parsley Energy LLC/Parsley Finance Corp. (CCC+/Caa2)(a)
3,750,000	7.500		02/15/22	3,956,250
QEP Resources, Inc. (BB+/Ba1)
10,000,000	5.250		05/01/23	9,950,000
Resolute Energy Corp. (B-/B3)
12,600,000	8.500		05/01/20	13,167,000

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Rosetta Resources, Inc. (BB-/B2)
$7,300,000	5.625%		05/01/21	$7,464,250
Samson Investment Co. (CCC+/B3)(a)
20,100,000	10.500		02/15/20	21,909,000
SandRidge Energy, Inc. (B-/B2)
2,900,000	8.750		01/15/20	3,139,250
5,450,000	7.500		03/15/21	5,817,875
3,700,000	8.125		10/15/22	4,033,000
4,000,000	7.500		02/15/23	4,260,000
Seven Generations Energy Ltd. (CCC/Caa1)(a)
14,000,000	8.250		05/15/20	15,334,620
SM Energy Co. (BB-/Ba3)
6,050,000	6.500		11/15/21	6,534,000
20,000,000	5.000	(a)	01/15/24	19,400,000
Vanguard Natural Resourses LLC/VNR Finance Corp. (B/B3)
18,000,000	7.875		04/01/20	19,350,000
Whiting Petroleum Corp. (BB+/Ba2)
12,300,000	5.750		03/15/21	13,207,125

				548,473,945

Energy – Services – 1.3%
Atwood Oceanics, Inc. (BB/Ba3)
10,850,000	6.500		02/01/20	11,663,750
Bristow Group, Inc. (BB-/Ba3)
4,450,000	6.250		10/15/22	4,728,125
CVR Refining LLC/Coffeyville Finance, Inc. (B+/B2)
7,500,000	6.500		11/01/22	7,875,000
Offshore Group Investment Ltd. (B-/B3)
5,300,000	7.500		11/01/19	5,645,979
Seadrill Ltd. (NR/NR)(a)
15,000,000	6.125		09/15/20	15,375,000
Trinidad Drilling Ltd. (BB/B1)(a)
18,478,000	7.875		01/15/19	19,756,062

				65,043,916

Entertainment & Leisure – 0.5%
Regal Entertainment Group (B-/B3)
3,800,000	5.750		03/15/22	3,914,000
Six Flags Entertainment Corp. (BB-/B3)(a)
11,000,000	5.250		01/15/21	11,110,000
WMG Acquisition Corp. (B/Caa1)(a)
10,050,000	6.750		04/15/22	10,100,250

				25,124,250

Environmental – 0.7%
ADS Waste Holdings, Inc. (CCC+/Caa1)
20,000,000	8.250		10/01/20	21,775,000
Casella Waste Systems, Inc. (CCC/Caa1)
12,500,000	7.750		02/15/19	12,968,750

				34,743,750

Finance – 6.6%
Aircastle Ltd. (BB+/Ba3)
5,600,000	4.625		12/15/18	5,726,000
8,000,000	6.250		12/01/19	8,630,000

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Finance – (continued)
	Ally Financial, Inc. (BB/B1)
	$25,000,000	6.250%		12/01/17	$27,937,500
	5,250,000	8.000		03/15/20	6,326,250
	16,000,000	8.000		11/01/31	19,760,000
	CIT Group, Inc. (BB-/Ba3)
	13,200,000	5.000		05/15/17	14,124,000
	9,950,000	5.250		03/15/18	10,671,375
	25,000,000	5.500	(a)	02/15/19	26,875,000
	Harbinger Group, Inc. (B/B2)
	16,000,000	7.875		07/15/19	17,580,000
	Harbinger Group, Inc. (CCC+/Caa2)(a)
	6,250,000	7.750		01/15/22	6,367,188
	International Lease Finance Corp. (BBB-/Ba3)
	5,000,000	8.750		03/15/17	5,868,750
	International Lease Finance Corp. (BBB-/Ba2)(a)
	4,900,000	7.125		09/01/18	5,708,500
	International Lease Finance Corp. (BBB-/Ba3)
	15,550,000	5.875		04/01/19	16,988,375
	8,450,000	6.250		05/15/19	9,337,250
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(a)
	12,000,000	7.375		04/01/20	12,600,000
	4,500,000	6.875		04/15/22	4,522,500
	Jefferies LoanCore LLC/JLC Finance Corp. (B/B2)(a)
	8,000,000	6.875		06/01/20	8,050,000
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)
	7,700,000	6.500		08/01/18	7,738,500
	5,200,000	7.875		10/01/20	5,291,000
	14,450,000	6.500		07/01/21	13,583,000
	Provident Funding Associates LP/PFG Finance Corp. (B+/Ba3)(a)
	4,575,000	10.125		02/15/19	5,003,906
	Rialto Holdings LLC/Rialto Corp. (B/B2)(a)
	11,300,000	7.000		12/01/18	11,610,750
	SLM Corp. (BBB-/Ba1)
	7,000,000	8.450		06/15/18	8,242,156
	15,900,000	5.500		01/15/19	16,826,480
	10,000,000	4.875		06/17/19	10,249,534
	12,000,000	8.000		03/25/20	13,798,196
	6,500,000	6.125		03/25/24	6,495,433
	1,200,000	5.625		08/01/33	1,044,112
	Speedy Cash, Inc. (B/Caa1)(a)
	13,500,000	10.750		05/15/18	13,803,750
	Studio City Finance Ltd. (B-/B3)(a)
	10,000,000	8.500		12/01/20	11,175,000
	Synovus Financial Corp. (BB-/B1)
	4,650,000	7.875		02/15/19	5,283,563

					337,218,068

	Food – 2.2%
	B&G Foods, Inc. (BB-/B1)
	12,300,000	4.625		06/01/21	12,177,000
	Big Heart Pet Brands (CCC+/Caa1)
	11,631,000	7.625		02/15/19	12,125,317
	Bumble Bee Acquisition Corp. (B/B3)(a)
	5,652,000	9.000		12/15/17	6,188,940
	Bumble Bee Holdco SCA (CCC+/Caa2)(a)(c)
	10,875,000	9.625		03/15/18	11,473,125

	Corporate Obligations – (continued)
	Food – (continued)
	Chiquita Brands International, Inc./Chiquita Brands LLC (B/B1)
	$11,245,000	7.875%		02/01/21	$12,538,175
	Diamond Foods, Inc. (CCC+/Caa2)(a)
	1,400,000	7.000		03/15/19	1,449,000
	Post Holdings, Inc. (B/B1)
	16,550,000	6.750	(a)	12/01/21	17,584,375
	8,650,000	7.375		02/15/22	9,342,000
	2,250,000	7.375	(a)	02/15/22	2,430,000
	Shearer’s Foods LLC/Chip Finance Corp. (B/B3)(a)
	6,732,000	9.000		11/01/19	7,354,710
	TreeHouse Foods, Inc. (BB/Ba2)
	2,250,000	4.875		03/15/22	2,264,063
	US Foods, Inc. (CCC+/Caa2)
	7,000,000	8.500		06/30/19	7,577,500
	Wells Enterprises, Inc. (B+/B3)(a)
	9,196,000	6.750		02/01/20	9,425,900

					111,930,105

	Gaming – 5.6%
	Caesars Entertainment Operating Co., Inc. (B-/Caa1)
	10,000,000	11.250		06/01/17	9,650,000
	Caesars Entertainment Operating Co., Inc. (CCC-/NR)
	19,000,000	10.000		12/15/18	8,288,750
	Caesars Entertainment Operating Co., Inc. (B-/Caa1)
	41,050,000	9.000		02/15/20	36,842,375
	CCM Merger, Inc. (CCC+/Caa2)(a)
	12,150,000	9.125		05/01/19	12,939,750
	Churchill Downs, Inc. (BB/B1)(a)
	7,157,000	5.375		12/15/21	7,291,194
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	13,000,000	10.500		07/01/19	13,845,000
	Gala Electric Casinos PLC (CCC+/Caa2)
GBP	1,000,000	11.500		06/01/19	1,812,092
	Gala Group Finance PLC (B+/B2)
	3,400,000	8.875		09/01/18	6,063,448
	GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)(a)
	$17,000,000	4.875		11/01/20	17,425,000
	15,000,000	5.375		11/01/23	15,412,500
	Graton Economic Development Authority (B/B3)(a)
	7,000,000	9.625		09/01/19	8,006,250
	Greektown Holdings LLC/Greektown Mothership Corp. (B-/B3)(a)
	2,150,000	8.875		03/15/19	2,217,188
	Marina District Finance Co., Inc. (B+/B2)
	5,000,000	9.875		08/15/18	5,368,750
	MGM Resorts International (B+/B3)
	15,000,000	6.875		04/01/16	16,350,000
	10,000,000	10.000		11/01/16	11,900,000
	3,650,000	7.625		01/15/17	4,147,313
	24,750,000	6.750		10/01/20	27,410,625
	25,000,000	6.625		12/15/21	27,437,500
	11,650,000	7.750		03/15/22	13,484,875
	Mohegan Tribal Gaming Authority (CCC/NR)(a)
	1,555,000	11.000		09/15/18	1,562,775
	Mohegan Tribal Gaming Authority (NR/B3)
	4,900,000	9.750		09/01/21	5,451,250

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Gaming – (continued)
	River Cree Enterprises LP (B-/NR)(a)
CAD	7,200,000	11.000%	01/20/21	$6,816,195
	Seminole Hard Rock Entertainment, Inc. (BB-/B2)(a)
	$10,400,000	5.875	05/15/21	10,491,000
	Wynn Macau Ltd. (BB/Ba2)(a)
	15,400,000	5.250	10/15/21	15,669,500

				285,883,330

	Health Care – Medical Products – 1.1%
	DJO Finance LLC/DJO Finance Corp. (CCC/Caa2)
	5,000,000	9.750	10/15/17	5,312,500
	DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
	7,150,000	7.750	04/15/18	7,525,375
	13,000,000	9.875	04/15/18	14,170,000
	Fresenius Medical Care US Finance, Inc. (BB+/Ba2)(a)
	10,950,000	5.625	07/31/19	11,771,250
	4,550,000	5.750	02/15/21	4,823,000
	6,005,000	5.875	01/31/22	6,365,300
	Fresenius US Finance II, Inc. (BB+/Ba1)(a)
	5,450,000	4.250	02/01/21	5,450,000

				55,417,425

	Health Care – Pharmaceuticals(a) – 0.6%
	Salix Pharmaceuticals Ltd. (B/B2)
	2,400,000	6.000	01/15/21	2,544,000
	Valeant Pharmaceuticals International, Inc. (B/B1)
	25,000,000	6.375	10/15/20	27,062,500
	50,000	7.250	07/15/22	55,313

				29,661,813

	Health Care – Services – 4.9%
	CHS/Community Health Systems, Inc. (BB/Ba2)(a)
	5,000,000	5.125	08/01/21	5,131,250
	CHS/Community Health Systems, Inc. (B-/B3)(a)
	29,000,000	6.875	02/01/22	30,341,250
	Community Health Systems, Inc. (BB/Ba2)
	20,000,000	5.125	08/15/18	21,075,000
	HCA Holdings, Inc. (B-/B3)
	4,750,000	6.250	02/15/21	5,088,437
	HCA, Inc. (BB/Ba3)
	3,000,000	3.750	03/15/19	3,011,250
	35,000,000	6.500	02/15/20	39,200,000
	12,000,000	7.250	09/15/20	13,020,000
	HCA, Inc. (B-/B3)
	45,000,000	7.500	02/15/22	51,412,500
	HCA, Inc. (BB/Ba3)
	10,000,000	5.000	03/15/24	10,012,500
	LifePoint Hospitals, Inc. (BB-/Ba1)(a)
	16,000,000	5.500	12/01/21	16,680,000
	MPH Acquisition Holdings LLC (CCC+/Caa1)(a)
	5,300,000	6.625	04/01/22	5,432,500
	MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
	22,000,000	6.875	05/01/21	23,760,000
	14,200,000	6.375	02/15/22	15,194,000
	Radiation Therapy Services, Inc. (CCC/Caa2)
	12,000,000	9.875	04/15/17	11,760,000

				251,118,687

	Corporate Obligations – (continued)
	Home Construction – 3.3%
	Ashton Woods USA LLC/Ashton Woods Finance Co. (B-/Caa1)(a)
	$7,000,000	6.875%	02/15/21	$7,000,000
	Beazer Homes USA, Inc. (CCC/Caa2)
	6,350,000	9.125	06/15/18	6,731,000
	4,300,000	7.500	09/15/21	4,611,750
	2,200,000	7.250	02/01/23	2,299,000
	Brookfield Residential Properties, Inc. (BB-/B2)(a)
	12,000,000	6.500	12/15/20	12,783,960
	10,150,000	6.125	07/01/22	10,483,225
	CPG Merger Sub LLC (CCC+/Caa2)(a)
	5,700,000	8.000	10/01/21	6,113,250
	D.R. Horton, Inc. (BB/Ba1)
	5,000,000	3.750	03/01/19	5,006,250
	5,800,000	4.750	02/15/23	5,756,500
	Lennar Corp. (BB-/Ba3)
	7,600,000	4.500	06/15/19	7,676,000
	12,000,000	4.750	11/15/22	11,640,000
	Meritage Homes Corp. (B+/Ba3)
	7,501,000	7.150	04/15/20	8,363,615
	12,000,000	7.000	04/01/22	13,230,000
	Ryland Group Co. (BB-/B1)
	8,000,000	5.375	10/01/22	7,940,000
	Standard Pacific Corp. (B+/B2)
	10,000,000	6.250	12/15/21	10,650,000
	The Ryland Group, Inc. (BB-/B1)
	6,000,000	0.250	06/01/19	5,670,000
	Toll Brothers Finance Corp. (BB+/Ba1)
	5,000,000	5.875	02/15/22	5,356,250
	5,850,000	4.375	04/15/23	5,630,625
	Weekley Homes LLC/Weekley Finance Corp. (BB-/B2)
	7,000,000	6.000	02/01/23	6,965,000
	William Lyon Homes, Inc. (B-/B3)
	15,950,000	8.500	11/15/20	17,744,375
	Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (B/Caa1)(a)
	5,600,000	6.750	12/15/21	5,670,000

				167,320,800

	Life Insurance(a) – 0.1%
	Fidelity & Guaranty Life Holdings, Inc. (BB-/B1)
	3,700,000	6.375	04/01/21	3,949,750

	Lodging – 0.4%
	Felcor Lodging LP (B-/B2)
	7,300,000	5.625	03/01/23	7,409,500
	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (B/B3)(a)
	8,050,000	5.625	10/15/21	8,432,375
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(a)(c)
	5,547,500	10.625	05/01/19	6,102,250

				21,944,125

	Machinery – 0.4%
	Constellation Enterprises LLC (B/B3)(a)
	10,370,000	10.625	02/01/16	9,021,900

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Machinery – (continued)
	Dresser-Rand Group, Inc. (B+/Ba3)
	$10,000,000	6.500%		05/01/21	$10,650,000

					19,671,900

	Media – Broadcasting & Radio – 2.5%
	Clear Channel Communications, Inc. (CCC-/Ca)(c)
	6,609,035	11.000		08/01/16	6,774,261
	Clear Channel Communications, Inc. (CCC+/Caa1)
	11,000,000	9.000		12/15/19	11,563,750
	Clear Channel Communications, Inc. (CCC-/NR)(c)
	2,000,000	14.000		02/01/21	2,000,000
	Entercom Radio LLC (B-/Caa1)
	10,000,000	10.500		12/01/19	11,500,000
	Gannett Co., Inc. (BB/Ba1)(a)
	18,300,000	5.125		07/15/20	18,826,125
	Gray Television, Inc. (B+/Caa1)
	9,850,000	7.500		10/01/20	10,687,250
	Lamar Media Corp. (BB-/Ba2)(a)
	3,200,000	5.375		01/15/24	3,280,000
	Nexstar Broadcasting, Inc. (B/Caa1)
	12,000,000	6.875		11/15/20	12,870,000
	Sirius XM Holdins, Inc. (BB/B1)(a)
	400,000	4.250		05/15/20	389,000
	Sirius XM Radio, Inc. (BB/B1)(a)
	5,750,000	5.875		10/01/20	6,066,250
	12,000,000	5.750		08/01/21	12,480,000
	Univision Communications, Inc. (CCC+/Caa2)(a)
	10,000,000	8.500		05/15/21	11,075,000
	Univision Communications, Inc. (B+/B2)(a)
	16,506,000	6.750		09/15/22	18,259,762
	4,200,000	5.125		05/15/23	4,294,500

					130,065,898

	Media – Cable – 3.9%
	Adelphia Communications Corp. (NR/NR)(b)
	2,000,000	10.250		06/15/49	14,000
	Cablevision Systems Corp. (B/B1)
	10,000,000	7.750		04/15/18	11,450,000
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	5,500,000	7.375		06/01/20	6,015,625
	10,000,000	6.500		04/30/21	10,600,000
	12,150,000	6.625		01/31/22	12,985,313
	11,000,000	5.750		09/01/23	10,890,000
	Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)(a)
	22,150,000	5.125		12/15/21	21,928,500
	CSC Holdings LLC (BB/Ba3)
	1,561,000	7.875		02/15/18	1,802,955
	5,100,000	8.625		02/15/19	6,094,500
	7,650,000	6.750		11/15/21	8,548,875
	DISH DBS Corp. (BB-/Ba3)
	5,400,000	4.250		04/01/18	5,636,250
	800,000	7.875		09/01/19	948,000
	25,000,000	6.750		06/01/21	28,031,250
	Harron Communications LP/Harron Finance Corp. (B-/Caa1)(a)
	9,230,000	9.125		04/01/20	10,429,900

	Corporate Obligations – (continued)
	Media – Cable – (continued)
	Lynx II Corp. (B/B2)(a)
	$4,000,000	6.375%		04/15/23	$4,220,000
	Midcontinent Communications & Midcontinent Finance Corp. (B-/B3)(a)
	7,500,000	6.250		08/01/21	7,800,000
	UPC Holding BV (B/B2)
EUR	5,000,000	8.375		08/15/20	7,598,908
	9,000,000	6.375		09/15/22	13,311,277
CHF	12,350,000	6.750	(a)	03/15/23	15,254,461
	Virgin Media Secured Finance PLC (BB-/Ba3)(a)
	$6,050,000	5.375		04/15/21	6,246,625
	VTR Finance BV (B+/B1)(a)
	11,800,000	6.875		01/15/24	12,227,750

					202,034,189

	Media – Diversified – 0.3%
	Videotron Ltd. (BB/Ba2)
	8,450,000	5.000		07/15/22	8,471,125
	8,000,000	5.375	(a)	06/15/24	8,060,000

					16,531,125

	Media – Non Cable(a) – 0.6%
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (BB-/B1)
	1,100,000	5.250		02/15/22	1,127,500
	1,100,000	5.625		02/15/24	1,127,500
	Griffey Intermediate, Inc./Griffey Finance Sub LLC (CCC+/Caa2)
	23,000,000	7.000		10/15/20	20,010,000
	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance (B+/B2)
	5,800,000	9.750		04/01/21	6,583,000

					28,848,000

	Metals – 1.0%
	AK Steel Corp. (B-/Caa1)
	6,000,000	7.625		05/15/20	5,992,500
	7,000,000	8.375		04/01/22	7,008,750
	ArcelorMittal (BB+/Ba1)
	4,500,000	6.000		03/01/21	4,807,559
	10,000,000	6.750		02/25/22	11,009,882
	Commercial Metals Co. (BB+/Ba2)
	4,420,000	4.875		05/15/23	4,243,200
	Steel Dynamics, Inc. (BB+/Ba2)
	4,050,000	6.125		08/15/19	4,414,500
	3,350,000	6.375		08/15/22	3,651,500
	8,650,000	5.250		04/15/23	8,801,375

					49,929,266

	Mining(a) – 0.3%
	Magnetation LLC/Mag Finance Corp. (B-/B3)
	7,000,000	11.000		05/15/18	7,822,500
	New Gold, Inc. (BB-/B2)
	1,098,000	7.000		04/15/20	1,156,611
	4,700,000	6.250		11/15/22	4,786,386

					13,765,497

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Packaging – 3.3%
	ARD Finance SA (CCC+/Caa2)(a)(c)
	$941,063	11.125%		06/01/18	$986,155
	Ardagh Glass Finance PLC (CCC+/Caa1)
EUR	6,000,000	8.750		02/01/20	8,885,840
	Ardagh Packaging Finance PLC (CCC+/Caa1)
	$1,550,000	6.250	(a)	01/31/19	1,615,875
	11,375,000	9.125	(a)	10/15/20	12,634,187
EUR	1,900,000	9.250		10/15/20	2,918,551
	Ardagh Packaging Finance PLC (NR/Caa1)(a)
	$1,332,353	7.000		11/15/20	1,390,643
	Ardagh Packaging Finance PLC (CCC+/Caa1)(a)
	4,200,000	6.750		01/31/21	4,389,000
	Ball Corp. (BB+/Ba1)
	1,500,000	5.750		05/15/21	1,593,750
	6,900,000	5.000		03/15/22	7,038,000
	BOE Merger Corp. (CCC+/Caa2)(a)(c)
	7,000,000	9.500		11/01/17	7,367,500
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	37,000,000	9.000		04/15/19	39,543,750
	Reynolds Group Issuer, Inc. (B+/B1)
	5,000,000	7.875		08/15/19	5,493,750
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	14,000,000	9.875		08/15/19	15,645,000
	Reynolds Group Issuer, Inc. (B+/B1)
	9,100,000	5.750		10/15/20	9,520,875
	1,625,000	6.875		02/15/21	1,750,938
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	29,000,000	8.250		02/15/21	31,646,250
	Sealed Air Corp. (BB/B1)(a)
	8,900,000	6.500		12/01/20	9,790,000
	5,450,000	8.375		09/15/21	6,287,938

					168,498,002

	Paper – 0.2%
	Clearwater Paper Corp. (BB/Ba2)
	6,364,000	7.125		11/01/18	6,753,795
	650,000	4.500		02/01/23	625,625
	Sappi Papier Holding GmbH (BB/Ba2)(a)
	5,000,000	7.750		07/15/17	5,504,412
	Stone Container Finance Co. of Canada II (NR/WR)(b)
	2,250,000	7.375		07/15/14	—

					12,883,832

	Printing – 0.6%
	Checkout Holding Corp. (CCC+/Caa1)(a)(f)
	12,000,000	0.000		11/15/15	10,245,000
	Logo Merger Sub Corp. (CCC+/Caa1)(a)
	15,700,000	8.375		10/15/20	16,700,875
	RR Donnelley & Sons Co. (BB-/Ba3)
	5,650,000	7.875		03/15/21	6,483,375

					33,429,250

	Publishing(a) – 0.5%
	ProQuest LLC/ProQuest Notes Co. (B/Caa1)
	18,800,000	9.000		10/15/18	19,763,500

	Corporate Obligations – (continued)
	Publishing(a) – (continued)
	The Nielsen Co Luxembourg SARL (BB/B1)
	$6,400,000	5.500%		10/01/21	$6,688,000

					26,451,500

	Real Estate – 0.6%
	CB Richard Ellis Services, Inc. (B+/Ba1)
	5,000,000	5.000		03/15/23	5,025,000
	DuPont Fabros Technology LP (BB/Ba1)
	14,000,000	5.875		09/15/21	14,805,000
	Starwood Property Trust, Inc. (BB-/NR)
	8,000,000	4.550		03/01/18	9,123,680

					28,953,680

	Retailers – 2.5%
	American Apparel, Inc. (CCC-/NR)
	6,450,000	13.000		04/15/20	5,708,250
	Best Buy Co., Inc. (BB/Baa2)
	11,000,000	5.000		08/01/18	11,371,250
	Claire’s Stores, Inc. (CCC/Caa2)
	13,000,000	8.875		03/15/19	12,090,000
	Claire’s Stores, Inc. (B-/B2)(a)
	300,000	9.000		03/15/19	312,000
	5,300,000	6.125		03/15/20	4,968,750
	Claire’s Stores, Inc. (CCC/Caa2)(a)
	20,000,000	7.750		06/01/20	15,600,000
	Jo-Ann Stores, Inc. (CCC+/Caa1)(a)
	4,000,000	8.125		03/15/19	4,160,000
	L Brands, Inc. (BB+/Ba1)
	14,337,000	6.625		04/01/21	16,129,125
	7,050,000	5.625		02/15/22	7,455,375
	Neiman Marcus Group Ltd., Inc. (CCC+/Caa2)(a)
	21,000,000	8.000		10/15/21	23,152,500
	16,000,000	8.750	(c)	10/15/21	17,720,000
	The William Carter Co. (BB+/Ba2)(a)
	8,000,000	5.250		08/15/21	8,240,000

					126,907,250

	Retailers – Food & Drug – 0.9%
	Rite Aid Corp. (CCC+/Caa1)
	35,050,000	6.750		06/15/21	37,897,813
	The Pantry, Inc. (B+/Caa1)
	6,100,000	8.375		08/01/20	6,588,000

					44,485,813

	Services Cyclical – Business Services – 1.4%
	CoreLogic, Inc. (B+/B1)
	15,000,000	7.250		06/01/21	16,237,500
	Sabre, Inc. (B/B1)(a)
	15,000,000	8.500		05/15/19	16,593,750
	Sitel LLC/Sitel Finance Corp. (B/B2)(a)
	5,000,000	11.000		08/01/17	5,356,250
	Sitel LLC/Sitel Finance Corp. (B-/Caa2)
	10,000,000	11.500		04/01/18	9,362,500
	SPL Logistics Escrow LLC (B/B2)(a)
	15,000,000	8.875		08/01/20	16,425,000

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Services Cyclical – Business Services – (continued)
	WEX, Inc. (BB/Ba3)(a)
	$8,900,000	4.750%		02/01/23	$8,343,750

					72,318,750

	Services Cyclical – Rental Equipment – 2.4%
	Ahern Rentals, Inc. (B/Caa1)(a)
	8,000,000	9.500		06/15/18	8,840,000
	Algeco Scotsman Global Finance PLC (B/B1)(a)
	25,000,000	8.500		10/15/18	27,250,000
	Algeco Scotsman Global Finance PLC (CCC+/B3)(a)
	20,000,000	10.750		10/15/19	22,087,500
	Emeco Pty Ltd. (BB-/Ba3)(a)
	12,250,000	9.875		03/15/19	12,586,875
	Europcar Groupe SA (B-/Caa1)
EUR	4,000,000	11.500	(a)	05/15/17	6,415,769
	1,000,000	11.500		05/15/17	1,603,942
	HDTFS, Inc. (B/B2)
	$7,900,000	6.250		10/15/22	8,472,750
	Jurassic Holdings III, Inc. (B-/Caa1)(a)
	8,650,000	6.875		02/15/21	8,877,063
	The Hertz Corp. (B/B2)
	3,400,000	5.875		10/15/20	3,629,500
	United Rentals North America, Inc. (BB-/B2)
	11,600,000	7.375		05/15/20	12,803,500
	9,150,000	6.125		06/15/23	9,710,437

					122,277,336

	Technology – Hardware – 1.6%
	Advanced Micro Devices, Inc. (B/B2)(a)
	6,850,000	6.750		03/01/19	6,884,250
	Alcatel-Lucent USA, Inc. (CCC+/B3)(a)
	4,000,000	8.875		01/01/20	4,540,000
	12,000,000	6.750		11/15/20	12,630,000
	Alcatel-Lucent USA, Inc. (CCC+/WR)
	8,000,000	6.450		03/15/29	7,640,000
	Ancestry.com, Inc. (CCC+/B3)
	7,500,000	11.000		12/15/20	8,812,500
	CommScope Holding Co., Inc. (B/B3)(a)(c)
	6,500,000	6.625		06/01/20	6,873,750
	EN Germany Holdings BV (CCC+/B3)
EUR	6,000,000	10.750		11/15/15	8,431,215
	Freescale Semiconductor, Inc. (B/B1)(a)
	$9,850,000	6.000		01/15/22	10,391,750
	IAC/InterActiveCorp. (BB+/Ba1)
	3,000,000	4.750		12/15/22	2,943,750
	NCR Corp. (BB/Ba3)
	600,000	4.625		02/15/21	606,000
	7,011,000	5.000		07/15/22	7,046,055
	NCR Escrow Corp. (BB/Ba3)(a)
	7,500,000	6.375		12/15/23	7,959,375

					84,758,645

	Technology – Software/Services – 3.3%
	Aspect Software, Inc. (CCC+/Caa2)
	7,500,000	10.625		05/15/17	7,931,250
	BMC Software Finance, Inc. (B-/Caa1)(a)
	13,250,000	8.125		07/15/21	13,945,625

	Corporate Obligations – (continued)
	Technology – Software/Services – (continued)
	CyrusOne LP/CyrusOne Finance Corp. (B+/B2)
	$11,355,000	6.375%		11/15/22	$11,951,137
	Equinix, Inc. (BB/Ba3)
	5,750,000	4.875		04/01/20	5,879,375
	11,331,000	7.000		07/15/21	12,634,065
	11,750,000	5.375		04/01/23	11,985,000
	First Data Corp. (B-/Caa1)
	36,350,000	8.250	(a)	01/15/21	39,348,875
	13,000,000	11.250		01/15/21	14,787,500
	4,000,000	12.625		01/15/21	4,760,000
	28,000,000	8.750	(a)(c)	01/15/22	30,520,000
	Nuance Communications, Inc. (BB-/B1)(a)
	14,400,000	5.375		08/15/20	14,310,000

					168,052,827

	Telecommunications – 2.3%
	Frontier Communications Corp. (BB-/Ba2)
	30,000,000	8.250		04/15/17	34,875,000
	3,200,000	8.125		10/01/18	3,736,000
	27,000,000	8.500		04/15/20	31,387,500
	Level 3 Communications, Inc. (CCC+/Caa2)
	7,200,000	8.875		06/01/19	7,920,000
	Level 3 Financing, Inc. (CCC+/B3)
	5,700,000	8.125		07/01/19	6,255,750
	5,000,000	7.000		06/01/20	5,418,750
	7,100,000	6.125	(a)	01/15/21	7,499,375
	Telecom Italia Capital SA (BB+/Ba1)
	4,100,000	7.721		06/04/38	4,393,532
	Windstream Corp. (B/B1)
	6,325,000	7.875		11/01/17	7,257,937
	1,750,000	8.125		09/01/18	1,859,375
	5,050,000	7.750		10/15/20	5,409,813
	4,350,000	6.375		08/01/23	4,241,250

					120,254,282

	Telecommunications – Cellular – 6.3%
	Altice Financing SA (BB-/B1)(a)
	8,100,000	6.500		01/15/22	8,572,500
	Altice Finco SA (B-/B3)(a)
	3,200,000	9.875		12/15/20	3,656,000
	6,000,000	8.125		01/15/24	6,482,500
	Crown Castle International Corp. (BB-/B1)
	7,850,000	5.250		01/15/23	7,967,750
	Matterhorn Financing & CY SCA (CCC+/NR)(a)(c)
EUR	6,100,000	9.000		04/15/19	8,725,859
	SBA Telecommunications, Inc. (B+/B1)
	$7,400,000	5.750		07/15/20	7,733,000
	Softbank Corp. (BB+/Ba1)(a)
	40,000,000	4.500		04/15/20	39,700,000
	Sprint Capital Corp. (BB-/B1)
	14,000,000	6.900		05/01/19	15,365,000
	18,000,000	8.750		03/15/32	19,845,000
	Sprint Communications, Inc. (BB-/B1)
	31,000,000	8.375		08/15/17	36,502,500

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Telecommunications – Cellular – (continued)
	Sprint Communications, Inc. (BB+/Ba2)(a)
	$15,450,000	9.000%	11/15/18	$18,887,625
	8,000,000	7.000	03/01/20	9,220,000
	Sprint Communications, Inc. (BB-/B1)
	11,350,000	7.000	08/15/20	12,343,125
	Sprint Corp. (BB-/B1)(a)
	19,000,000	7.250	09/15/21	20,710,000
	18,000,000	7.875	09/15/23	19,800,000
	Sprint Nextel Corp. (BB-/B1)
	10,000,000	11.500	11/15/21	13,225,000
	T-Mobile USA, Inc. (BB/Ba3)
	9,050,000	6.542	04/28/20	9,728,750
	15,000,000	6.250	04/01/21	15,918,750
	2,600,000	6.633	04/28/21	2,791,750
	6,400,000	6.125	01/15/22	6,696,000
	6,250,000	6.731	04/28/22	6,679,688
	1,050,000	6.625	04/01/23	1,115,625
	Wind Acquisition Finance SA (B+/B3)(a)
	10,000,000	11.750	07/15/17	10,525,000
	Wind Acquisition Finance SA (BB/Ba3)(a)
	10,000,000	7.250	02/15/18	10,550,000
	Wind Acquisition Holdings Finance SA (B/Caa1)(a)(c)
	11,673,750	12.250	07/15/17	12,257,437

				324,998,859

	Telecommunications – Satellites – 1.8%
	Intelsat Jackson Holdings SA (B+/B3)
	10,100,000	7.500	04/01/21	11,084,750
	Intelsat Jackson Holdings SA (B-/Caa1)
	10,900,000	6.625	12/15/22	11,336,000
	4,000,000	6.625 (a)	12/15/22	4,160,000
	Intelsat Jackson Holdings SA (B+/B3)(a)
	15,250,000	5.500	08/01/23	14,945,000
	Intelsat Luxembourg SA (B-/Caa2)(a)
	7,850,000	6.750	06/01/18	8,281,750
	27,000,000	7.750	06/01/21	28,417,500
	13,000,000	8.125	06/01/23	13,780,000

				92,005,000

	Telecommunications – Wireless(a) – 0.4%
	Mobile Challenger Intermediate Group SA (B-/NR)(c)
CHF	9,300,000	8.750	03/15/19	10,894,376
	Sabine Pass Liquefaction LLC (BB+/Ba3)
	$11,000,000	6.250	03/15/22	11,385,000

				22,279,376

	Textiles & Apparel – 0.2%
	Quiksilver, Inc. (B-/B3)
EUR	2,825,000	8.875	12/15/17	4,189,509
	Quiksilver, Inc. (CCC+/B2)(a)
	$6,550,000	7.875	08/01/18	7,139,500

				11,329,009

	Tobacco – 0.3%
	Alliance One International, Inc. (B-/Caa1)
	7,000,000	9.875	07/15/21	7,140,000

	Corporate Obligations – (continued)
	Tobacco – (continued)
	Vector Group Ltd. (B+/Ba3)
	$9,100,000	7.750%	02/15/21	$9,782,500

				16,922,500

	Transportation – 0.8%
	Aguila 3 SA (B/B2)(a)
	24,750,000	7.875	01/31/18	26,265,937
	Florida East Coast Holdings Corp. (CCC/Caa3)(c)
	5,044,762	10.500	08/01/17	5,196,105
	Watco Cos LLC/Watco Finance Corp. (CCC+/B3)(a)
	10,000,000	6.375	04/01/23	10,150,000

				41,612,042

	Utilities – Distribution – 0.2%
	AmeriGas Finance LLC/AmeriGas Finance Corp. (NR/Ba2)
	8,100,000	6.750	05/20/20	8,778,375
	AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
	3,000,000	6.250	08/20/19	3,225,000

				12,003,375

	Utilities – Electric – 0.7%
	Calpine Corp. (BB-/B1)(a)
	7,996,000	7.500	02/15/21	8,715,640
	6,550,000	6.000	01/15/22	6,877,500
	DPL, Inc. (BB/Ba2)
	255,000	7.250	10/15/21	263,288
	NRG Energy, Inc. (BB-/B1)
	7,000,000	7.625	01/15/18	7,857,500
	5,450,000	6.625	03/15/23	5,654,375
	WESCO Distribution, Inc. (B+/B1)(a)
	8,000,000	5.375	12/15/21	8,180,000

				37,548,303

	Utilities – Pipelines – 0.6%
	Access Midstream Partners LP/ACMP Finance Corp. (BB/Ba2)
	1,400,000	4.875	05/15/23	1,408,750
	Genesis Energy LP/Genesis Energy Finance Corp. (B/B1)
	6,350,000	5.750	02/15/21	6,540,500
	Kinder Morgan, Inc. (BB/Ba2)(a)
	6,250,000	5.000	02/15/21	6,250,000
	Regency Energy Partners LP (BB/B1)
	3,000,000	5.750	09/01/20	3,116,250
	5,000,000	6.500	07/15/21	5,375,000
	3,700,000	5.875	03/01/22	3,838,750
	1,800,000	5.500	04/15/23	1,813,500

				28,342,750

	TOTAL CORPORATE OBLIGATIONS
	(Cost $4,497,830,542)			$4,735,560,934

	Senior Term Loans(g) – 3.3%
	Consumer Products – Industrial – 0.6%
	Atkore International, Inc. (B/B3)
	$8,646,900	4.500	03/26/21	$8,630,730
	4,275,000	7.750	09/27/21	4,296,375

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Senior Term Loans(g) – (continued)
Consumer Products – Industrial – (continued)
CPM Acquisition Corp. (B+/B1)
$10,143,375	6.250%		08/29/17	$10,206,771
CPM Acquisition Corp. (B/Caa1)
7,570,000	10.250		03/01/18	7,664,625

				30,798,501

Food & Beverages – 0.4%
Performance Food Group, Inc. (CCC+/B3)
17,966,235	6.250		11/14/19	18,205,725

Gaming – 0.3%
Caesars Entertainment Operating Co. (B-/Caa1)
6,000,000	5.489		01/15/22	5,652,480
Marina District Finance Co., Inc. (B+/B2)
9,226,875	6.750		08/15/18	9,349,869

				15,002,349

Health Care – Services – 0.6%
American Renal Holdings, Inc. (CCC+/Caa1)
27,800,000	8.500		03/20/20	27,904,250
Arysta Lifescience Corp. (CCC+/Caa1)
2,750,000	8.250		11/30/20	2,787,813

				30,692,063

Media – Broadcasting & Radio – 0.4%
Clear Channel Communications, Inc. (CCC+/Caa1)
7,834,056	3.803		01/29/16	7,736,835
14,026,871	6.903		01/30/19	13,727,397

				21,464,232

Media – Non Cable – 0.2%
Getty Images, Inc. (B/B2)
8,954,660	4.750		10/18/19	8,575,967

Retailers – 0.6%
BJ’s Wholesale Club, Inc. (CCC/Caa2)
11,950,000	8.500		03/26/20	12,212,900
The Men’s Wearhouse, Inc. (AAA/Aaa)
5,100,000	0.000	(h)	03/28/15	5,100,000
True Religion Apparel, Inc. (B/B2)
8,528,625	5.875		07/30/19	8,128,888
True Religion Apparel, Inc. (CCC+/Caa1)
6,825,000	11.000		01/30/20	6,517,875

				31,959,663

Services Cyclical – Consumer Services – 0.1%
Weight Watchers International, Inc. (BB-/B1)
4,987,406	4.000		04/02/20	3,858,407

Services Cyclical – Rental Equipment – 0.1%
Maxim Crane Works LP (B/Caa2)
6,975,000	10.250		11/06/18	7,101,457

TOTAL SENIOR TERM LOANS
(Cost $163,914,720)				$167,658,364

Shares	Rate	Value

Preferred Stocks(c)(e) – 0.1%
Media – Broadcasting & Radio – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750%	$2,772,880
(Cost $3,042,344)

Shares	Description	Value

Common Stocks – 0.6%
150,000	Axiall Corp.	$6,738,000
40	Dawn Holdings, Inc.(b)	—
125,074	General Motors Co.	4,305,047
558,471	Houghton Mifflin Harcourt	11,353,715
76,163	Intelsat SA(b)	1,425,771
4,578	Lear Corp.	383,270
6,252	Masonite International Corp.(b)	353,363
28,148	Motors Liquidation Co.(b)	812,070
21	New Cotai Class B Shares(b)	—
40,200	NewPage Holdings, Inc.	3,417,000
10	Nycomed(b)	—
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—
178,374	Starwood Property Trust, Inc.	4,207,843

TOTAL COMMON STOCKS
(Cost $48,344,738)		$32,996,118

Units	Description	Expiration Date	Value

Warrants(b) – 0.1%
General Motors Co. (NR/NR)
	107,339	07/10/16	$2,666,301
	107,339	07/10/19	1,868,772
Lear Corp. (NR/NR)
	511	11/09/14	83,048
Lender Process Services, Inc. (NR/NR)
	14,274	12/31/20	—
Masonite International Corp. (NR/NR)
	22,734	06/09/16	136,404
	30,311	06/09/14	151,555

TOTAL WARRANTS
	(Cost $29,764,284)		$4,906,080

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $4,742,896,628)		$4,943,894,376

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(i) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$108,700,000	0.080%	04/01/14	$108,700,000
(Cost $108,700,000)

TOTAL INVESTMENTS – 98.4%
(Cost $4,851,596,628)			$5,052,594,376

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			83,788,012

NET ASSETS – 100.0%			$5,136,382,388

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,078,258,394, which represents approximately 40.5% of net assets as of March 31, 2014.
(b)	Security is currently in default and/or non-income producing.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 126-127.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
NR	—Not Rated
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	USD/CHF	04/03/14	$22,478,050	$103,067
	USD/GBP	04/03/14	21,346,787	70,834
UBS AG (London)	USD/EUR	04/03/14	82,615,499	20,476
TOTAL				$194,377

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG (London)	USD/CAD	04/03/14	$7,590,534	$(26,635)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	87	June 2014	$12,568,781	$96,154
5 Year German Euro-Bobl	(279)	June 2014	(48,187,743)	(19,737)
10 Year German Euro-Bund	(34)	June 2014	(6,715,931)	(23,015)
10 Year U.K. Long Gilt	(36)	June 2014	(6,573,706)	(11,476)
2 Year U.S. Treasury Notes	753	June 2014	165,330,562	(238,792)
5 Year U.S. Treasury Notes	(4,665)	June 2014	(554,916,328)	(250,542)
10 Year U.S. Treasury Notes	(2,596)	June 2014	(320,606,000)	1,894,840
20 Year U.S. Treasury Bonds	963	June 2014	128,289,656	682,221
TOTAL				$2,129,653

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 21	$56,750	(1.000)%	12/20/18	3.110%	$(4,215,652)	$(386,760)
	193,250	(1.000)	12/20/18	3.110	(14,772,967)	(901,704)
TOTAL					$(18,988,619)	$(1,288,464)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – 81.1%
Aerospace – 1.3%
Silver II US Holdings LLC (B+/B1)
$24,671,459	4.000%	12/13/19	$24,602,132
Transdigm, Inc. (B/Ba3)
2,321,001	3.500	02/14/17	2,325,968
25,769,233	3.750	02/28/20	25,769,233

			52,697,333

Airlines – 3.4%
Air Canada (BB/B1)
4,824,807	5.500	09/20/19	4,909,241
Atlantic Aviation FBO, Inc. (BB/Ba3)
14,196,123	3.754	06/01/20	14,142,888
Continental Airlines, Inc. (BB-/Ba2)
30,995,510	3.500	04/01/19	30,987,761
Delta Air Lines, Inc. (BB+/Ba1)
24,403,571	5.500	04/20/17	24,420,897
Delta Air Lines, Inc. (BB/Ba1)
61,776,543	3.500	10/18/18	61,747,508
Flying Fortress, Inc. (BBB-/Ba2)
5,041,667	3.500	06/30/17	5,033,247

			141,241,542

Automotive – 0.8%
Casco Automotive Group, Inc. (B+/B1)
3,456,250	6.250	11/18/18	3,473,531
Chrysler Group LLC (BB+/Ba1)
28,959,869	3.500	05/24/17	28,941,915

			32,415,446

Automotive – Distributors – 0.1%
Affinia Group, Inc. (B/B2)
1,152,113	4.863	04/27/20	1,152,113
American Tire Distributors, Inc. (CCC+/B2)
3,750,000	5.750	06/01/18	3,768,750

			4,920,863

Automotive – Parts – 0.9%
Allison Transmission, Inc. (BB-/Ba3)
468,715	3.160	08/07/17	469,886
4,402,269	3.750	08/23/19	4,400,685
Cooper Standard Holdings, Inc. (BB-/NR)
11,200,000	4.000	03/06/21	11,207,056
Remy International, Inc. (B+/B1)
5,627,728	4.250	03/05/20	5,645,343
Schaeffler AG (BB-/Ba2)
11,500,000	4.250	01/27/17	11,540,710
Tomkins LLC (BB/Ba2)
287,051	3.750	09/29/15	286,693
5,797,573	3.750	09/29/16	5,801,863

			39,352,236

Building Materials – 3.5%
American Builders & Contractors Supply Co., Inc. (BB+/B1)
47,304,464	3.500	04/16/20	47,144,102
Armstrong World Industries, Inc. (BB-/B1)
8,767,715	3.500	03/16/20	8,765,436

Senior Term Loans(a) – (continued)
Building Materials – (continued)
CPG International, Inc. (B/B2)
$21,409,956	4.750%	09/30/20	$21,445,711
Gypsum Management & Supply, Inc. (B/B3)
21,600,000	4.750	04/01/21	21,492,000
Gypsum Management & Supply, Inc. (CCC+/Caa2)
6,700,000	7.750	04/01/22	6,725,125
PLY Gem Industries, Inc. (B/B2)
11,250,000	4.000	02/01/21	11,254,725
Quikrete Cos., Inc. (B+/B1)
18,556,750	4.000	09/28/20	18,576,049
Roofing Supply Group LLC (B/B3)
7,167,793	5.000	05/31/19	7,182,702
Ultima US Holdings LLC (B/B2)
5,586,000	5.500	07/02/20	5,599,965

			148,185,815

Capital Goods – Others – 0.8%
Alliance Laundry Systems LLC (B/B2)
11,708,989	4.250	12/10/18	11,747,980
Alliance Laundry Systems LLC (CCC+/Caa2)
4,501,046	9.500	12/10/19	4,546,056
USIC Holdings, Inc. (B/B2)
17,765,999	4.000	07/10/20	17,732,777

			34,026,813

Chemicals – 2.9%
American Pacific Corp. (NR/NR)
5,234,000	7.000	01/09/19	5,286,340
Eagle Spinco, Inc. (BBB-/Ba1)
4,912,813	3.500	01/27/17	4,925,094
Houghton International, Inc. (B/B1)
4,443,750	4.000	12/20/19	4,446,550
Huntsman International LLC (BB+/Ba2)
2,474,662	2.697	04/19/17	2,473,425
17,650,000	4.000	10/15/20	17,650,000
PQ Corp. (B/NR)
2,000,000	4.000	08/07/17	2,003,120
PQ Corp. (B+/B2)
5,628,750	4.500	08/07/17	5,633,760
Univar, Inc. (B+/B2)
31,585,147	5.000	06/30/17	31,488,496
US Coatings Acquisition, Inc. (B+/B1)
47,784,827	4.000	02/01/20	47,784,827

			121,691,612

Consumer Products – Household & Leisure – 2.1%
Bombardier Recreational Products, Inc. (B+/B1)
25,761,657	4.000	01/30/19	25,753,671
Jarden Corp. (B/B2)
7,164,000	2.903	09/30/20	7,159,558
Polymer Group, Inc. (B-/B1)
8,154,563	5.250	12/19/19	8,195,335
Renfro Corp. (B/B2)
4,450,038	5.750	01/30/19	4,427,788
SRAM LLC (BB-/B1)
3,161,593	4.008	04/10/20	3,145,785

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Consumer Products – Household & Leisure – (continued)
The Sun Products Corp. (B-/B1)
$27,008,007	5.500%	03/23/20	$25,556,327
Visant Holding Corp. (B+/B1)
15,709,783	5.250	12/22/16	15,569,023

			89,807,487

Consumer Products – Industrial – 2.0%
Atkore International, Inc. (B/B3)
11,628,550	4.500	03/26/21	11,606,804
4,400,000	7.750	09/27/21	4,422,000
CPM Acquisition Corp. (B+/B1)
4,076,309	6.250	08/29/17	4,101,786
CPM Acquisition Corp. (B/Caa1)
1,150,000	10.250	03/01/18	1,164,375
HD Supply, Inc. (B+/B1)
41,152,194	4.000	06/28/18	41,160,836
Minimax Gmbh & Co. (B/B2)
5,323,250	4.500	08/14/20	5,360,939
Southwire Co. (BB+/Ba3)
17,600,000	3.250	02/11/21	17,556,000

			85,372,740

Diversified Manufacturing – 2.4%
Air Distribution Technologies, Inc. (B/B1)
8,677,044	4.250	11/09/18	8,677,878
Air Distribution Technologies, Inc. (CCC+/Caa1)
1,350,000	9.250	05/11/20	1,366,875
Crosby US Acquisition Corp. (B/B1)
28,274,138	4.000	11/23/20	28,109,299
Milacron LLC (B/B1)
10,000,000	4.000	03/30/20	9,993,800
Mirror Bidco Corp. (B/B1)
11,204,166	4.250	12/27/19	11,222,877
Rexnord LLC (BB-/B2)
41,831,211	4.000	08/21/20	41,830,792

			101,201,521

Energy – 1.4%
Frac Tech International LLC (B-/B2)
12,443,150	7.000	05/06/16	12,648,338
MEG Energy Corp. (BBB-/Ba1)
43,773,209	3.750	03/31/20	43,910,219

			56,558,557

Energy – Coal – 0.2%
Walter Energy, Inc. (B/B3)
6,612,761	7.250	04/02/18	6,385,481

Entertainment – 0.7%
EMI Music Publishing, Ltd. (BB-/Ba3)
2,466,062	3.250	06/29/18	2,464,312
Sabre, Inc. (B/B1)
3,418,789	4.000	02/19/18	3,419,507
18,922,656	4.500	02/19/19	18,913,194
WMG Acquisition Corp. (B+/B1)
3,127,143	3.750	07/01/20	3,109,162

			27,906,175

Senior Term Loans(a) – (continued)
Environmental – 0.3%
EnergySolutions LLC (BB-/B1)
$11,788,833	6.750%	08/12/16	$11,798,618

Finance – 1.7%
CeramTec Acquisition Corp. (B/Ba3)
9,092,584	4.250	08/28/20	9,100,130
Guggenheim Partners LLC (NR/NR)
10,696,250	5.500	07/17/20	10,739,035
Houghton Mifflin Harcourt, Inc. (NR/B1)
29,879,107	4.250	05/22/18	29,953,805
ROC Finance LLC (BB-/B2)
1,990,000	5.000	06/20/19	1,942,738
SBA Senior Finance II LLC (BB/Ba2)
21,500,000	3.250	03/24/21	21,404,110

			73,139,818

Food & Beverages – 6.9%
Arysta Lifescience Corp. (B/B1)
6,315,340	4.500	05/29/20	6,317,992
Arysta Lifescience Corp. (CCC+/Caa1)
5,975,000	8.250	11/30/20	6,057,156
Atrium Innovations, Inc. (B/B2)
12,759,434	4.250	02/15/21	12,711,586
Atrium Innovations, Inc. (CCC+/Caa2)
3,750,000	7.750	08/13/21	3,801,563
Big Heart Pet Brands (B+/B1)
9,258,229	3.500	03/08/20	9,229,343
Blue Buffalo Co., Ltd. (BB/B1)
20,398,363	4.000	08/08/19	20,534,420
Constellation Brands, Inc. (BB+/Ba1)
36,533,264	2.750	06/05/20	36,651,997
CSM Bakery Supplies LLC (B+/B1)
11,144,000	4.750	07/03/20	11,204,400
Del Monte Foods, Inc. (B+/B2)
4,000,000	4.250	02/18/21	4,004,920
Diamond Foods, Inc. (B-/B2)
10,810,202	4.250	08/20/18	10,830,525
Dole Food Co., Inc. (B-/B2)
7,780,500	4.500	11/01/18	7,809,677
HJ Heinz Co. (BB/Ba2)
71,054,635	3.500	06/05/20	71,336,011
Michael Foods Group, Inc. (B+/Ba3)
11,927,836	4.250	02/23/18	11,953,958
NBTY, Inc. (BB-/Ba3)
3,477,916	3.500	10/01/17	3,484,002
Performance Food Group, Inc. (CCC+/B3)
33,468,645	6.250	11/14/19	33,914,782
Pinnacle Foods Finance LLC (BB-/Ba3)
38,388,030	3.250	04/29/20	38,165,635

			288,007,967

Food & Drug Retailers – 0.7%
Rite Aid Corp. (BB-/B2)
22,386,143	3.500	02/21/20	22,351,221

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Food & Drug Retailers – (continued)
Rite Aid Corp. (B/B2)
$2,600,000	5.750%	08/21/20	$2,653,638
4,000,000	4.875	06/21/21	4,055,000

			29,059,859

Gaming – 2.0%
Boyd Gaming Corp. (BB-/Ba3)
7,114,250	4.000	08/14/20	7,117,807
Caesars Entertainment Operating Co. (B-/Caa1)
3,750,000	5.488	01/26/18	3,532,800
CCM Merger, Inc. (B+/B2)
4,259,177	5.000	03/01/17	4,269,825
CityCenter Holdings LLC (B+/B3)
14,763,000	5.000	10/16/20	14,869,146
Marina District Finance Co., Inc. (B+/B2)
16,957,500	6.750	08/15/18	17,183,543
MGM Resorts International (BB/Ba2)
10,386,118	3.500	12/20/19	10,356,933
Scientific Games International, Inc. (BB-/Ba2)
14,962,500	4.250	10/18/20	14,962,500
Seminole Tribe of Florida (BBB-/Baa3)
13,020,000	3.000	04/29/20	12,971,175

			85,263,729

Health Care – 1.8%
Community Health Systems, Inc. (BB/WR)
5,090,227	3.469	01/25/17	5,121,074
Community Health Systems, Inc. (BB/Ba2)
9,975,000	4.250	01/27/21	10,051,708
HCA, Inc. (BB/Ba3)
42,735,250	2.903	03/31/17	42,698,070
11,708,178	2.984	05/01/18	11,700,919
MedAssets, Inc. (BB+/Ba3)
74,435	4.000	12/13/19	74,575
VWR Funding, Inc. (B+/B1)
4,937,313	3.403	04/03/17	4,944,522

			74,590,868

Health Care – Medical Products – 0.3%
Convatec, Inc. (B+/Ba3)
2,915,727	4.000	12/22/16	2,919,372
Hologic, Inc. (BBB-/Ba2)
11,018,008	3.250	08/01/19	10,967,545

			13,886,917

Health Care – Pharmaceuticals – 0.8%
Catalent Pharma Solutions, Inc. (BB-/Ba3)
3,307,576	4.250	09/15/17	3,315,117
Grifols Worldwide Operations (BB/Ba1)
8,000,000	3.232	02/27/21	7,991,680
Mallinckrodt International Finance S.A. (BB+/Ba2)
13,275,000	3.500	03/19/21	13,273,407
PharMedium Healthcare Corp. (B/B1)
2,000,000	4.250	01/28/21	1,998,760
PharMedium Healthcare Corp. (CCC+/Caa2)
2,000,000	7.750	01/28/22	2,022,500

Senior Term Loans(a) – (continued)
Health Care – Pharmaceuticals – (continued)
Salix Pharmaceuticals Ltd. (BB/Ba1)
$6,418,750	4.250%	01/02/20	$6,474,914

			35,076,378

Health Care – Services – 4.0%
American Renal Holdings, Inc. (B/Ba3)
13,871,222	4.500	09/20/19	13,853,883
American Renal Holdings, Inc. (CCC+/Caa1)
20,390,000	8.500	02/14/20	20,466,462
DaVita, Inc. (BB-/Ba2)
14,658,559	4.500	10/20/16	14,722,617
16,930,169	4.000	11/01/19	16,999,752
Envision Healthcare Corp. (B+/B1)
17,532,489	4.000	05/25/18	17,544,587
Multiplan, Inc. (B+/Ba2)
45,500,000	4.781	03/06/21	45,386,250
Radnet Management, Inc. (B+/Ba3)
5,915,942	5.500	10/10/18	5,896,242
Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
14,500,000	6.750	02/28/22	14,400,385
U.S. Renal Care, Inc. (NR/Ba3)
8,250,709	4.250	07/03/19	8,233,548
U.S. Renal Care, Inc. (CCC+/Caa1)
7,975,000	10.250	01/03/20	8,114,562
4,000,000	8.500	07/03/20	4,050,000

			169,668,288

Lodging – 2.2%
Four Seasons Holdings, Inc. (BB-/B1)
13,984,737	3.500	06/27/20	13,984,737
6,800,000	6.250	12/28/20	6,893,500
Hilton Worldwide Finance LLC (BB/Ba3)
49,523,860	3.500	10/26/20	49,581,307
La Quinta Intermediate Holding LLC (BB-/B1)
14,650,000	4.000	02/19/21	14,640,917
Peninsula Gaming LLC (B+/B1)
5,181,039	4.250	11/20/17	5,189,588

			90,290,049

Media – Broadcasting & Radio – 5.7%
Clear Channel Communications, Inc. (CCC+/Caa1)
43,117,707	3.803	01/29/16	42,582,616
7,788,014	6.903	01/30/19	7,621,740
12,431,279	7.653	07/30/19	12,411,513
Getty Images, Inc. (B/B2)
32,886,957	4.750	10/18/19	31,496,168
Hubbard Radio LLC (B+/B1)
22,845,975	4.500	04/29/19	22,896,007
Nine Entertainment Group Ltd. (BB-/Ba2)
43,202,508	3.250	02/05/20	42,932,492
Salem Communications Corp. (B/B2)
14,495,563	4.500	03/13/20	14,531,802
Sinclair Television Group, Inc. (BB+/Ba1)
9,078,702	3.000	04/09/20	8,948,241
Telesat Canada (BB/Ba3)
5,260,971	3.500	03/28/19	5,241,243

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Senior Term Loans(a) – (continued)
	Media – Broadcasting & Radio – (continued)
	The E.W. Scripps Co. (BB+/Ba2)
	$10,360,607	3.250%		11/26/20	$10,377,909
	Univision Communications, Inc. (B+/B2)
	31,619,718	4.000		03/01/20	31,654,816
	8,744,962	4.000		03/02/20	8,727,822

					239,422,369

	Media – Cable – 3.9%
	Charter Communications Operating LLC (BB+/Baa3)
	21,980,760	3.000		07/01/20	21,777,438
	7,514,400	3.000		01/03/21	7,442,638
	CSC Holdings LLC (BB+/Baa3)
	20,346,250	2.653		04/17/20	20,074,221
	Harron Communications LLP (BB/Ba3)
	5,296,058	3.500		06/19/20	5,290,762
	LGE Holdco VII BV (BB/Ba3)
EUR	2,170,000	0.000		01/15/22	2,972,938
	Midcontinent Communications (BB-/Ba3)
	$19,505,257	3.500		07/30/20	19,511,304
	Virgin Media Investment Holdings Ltd. (BB-/Ba3)
	42,250,000	3.500		06/08/20	42,137,192
	Wave Division Holdings LLC (BB-/B1)
	6,912,500	5.250		10/15/19	6,910,288
	Ziggo B.V. (BB/Ba3)
	29,200,000	0.000	(b)	01/15/22	28,867,412
	Ziggo N.V. (BB/Ba3)
EUR	3,070,000	0.000	(b)	01/15/22	4,205,953
	2,735,000	0.500		01/15/22	3,605,098
	Ziggo N.V. (BB-/Ba3)
	1,715,000	3.500		01/15/22	2,216,549

					165,011,793

	Media – Non Cable – 1.5%
	Advantage Sales & Marketing, Inc. (B+/B1)
	$5,920,375	4.250		12/18/17	5,941,334
	Catalina Marketing Corp. (B+/Ba3)
	15,920,000	5.250		10/12/20	15,900,100
	Cengage Learning Acquisitions, Inc. (B+/B2)
	1,650,000	7.000		03/31/20	1,667,193
	McGraw-Hill Global Education Holdings LLC (B+/B2)
	6,353,752	5.750		03/22/19	6,393,463
	Media General, Inc. (BB-/B1)
	10,564,972	4.250		07/31/20	10,624,452
	NEP Supershooters LP (B-/Caa1)
	785,714	9.500		07/22/20	804,705
	NEP/NCP Holdco, Inc. (B/B2)
	13,615,082	4.250		01/22/20	13,643,401
	SuperMedia, Inc. (NR/Caa1)
	2,328,006	11.600		12/30/16	1,737,764
	TWCC Holding Corp. (B+/Ba3)
	8,236,203	3.500		02/13/17	8,066,372

					64,778,784

	Metals & Mining – 0.6%
	FMG Resources (August 2006) Pty Ltd. (BBB-/Baa3)
	15,913,212	4.250		06/28/19	16,027,946

	Senior Term Loans(a) – (continued)
	Metals & Mining – (continued)
	Novelis, Inc. (BB-/Ba2)
	$10,228,126	3.750%		03/10/17	$10,209,818

					26,237,764

	Packaging – 2.7%
	Ardagh Holdings USA, Inc. (B+/Ba3)
	3,500,000	4.000		12/17/19	3,498,530
	7,980,000	4.250		12/17/19	8,004,977
	Berry Plastics Holding Corp. (B+/B1)
	43,432,734	3.500		02/07/20	43,215,570
	Berry Plastics Holding Group, Inc. (B+/B1)
	12,567,643	3.750		01/06/21	12,534,465
	Consolidated Container Co. LLC (B+/B1)
	7,892,343	5.000		07/03/19	7,976,239
	Kloeckner Acquisition Corp. (B/Ba3)
	5,695,638	4.750		12/21/16	5,745,475
	Reynolds Group Holdings, Inc. (B+/B1)
	32,531,733	4.000		12/01/18	32,606,881

					113,582,137

	Real Estate – 0.8%
	Realogy Corp. (BB/Ba3)
	22,215,606	3.750		03/05/20	22,282,253
	Starwood Property Trust, Inc. (BB+/Ba3)
	12,566,533	3.500		04/17/20	12,511,617

					34,793,870

	Restaurants – 0.7%
	DineEquity, Inc. (BB-/Ba2)
	3,007,902	5.250		10/19/17	3,016,174
	NPC International, Inc. (B/Ba3)
	1,960,000	4.000		12/28/18	1,961,235
	OSI Restaurant Partners LLC (BB+/B1)
	11,017,122	3.500		10/25/19	10,987,045
	Seminole Hard Rock Entertainment, Inc. (BB+/Ba1)
	4,962,500	3.500		05/14/20	4,952,178
	Wendy’s International, Inc. (BB-/B1)
	9,880,986	3.250		05/15/19	9,837,806

					30,754,438

	Retailers – 5.0%
	Academy Ltd. (B/B1)
	11,312,883	4.500		08/03/18	11,342,636
	Bass Pro Group LLC (BB-/B1)
	7,626,019	5.250		11/20/19	7,643,482
	BJ’s Wholesale Club, Inc. (B-/B3)
	15,291,575	4.500		09/26/19	15,329,804
	BJ’s Wholesale Club, Inc. (CCC/Caa2)
	4,700,000	8.500		03/26/20	4,803,400
	Burlington Coat Factory Warehouse Corp. (BB-/B1)
	5,479,420	4.250		02/23/17	5,499,968
	Charlotte Russe, Inc. (B/B2)
	3,119,167	6.750		05/21/19	3,082,142
	Container Store, Inc. (B/Ba1)
	8,139,814	4.250		04/06/19	8,149,988

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Retailers – (continued)
Dell, Inc. (BB+/Ba2)
$6,825,000	3.750%	10/29/18	$6,792,786
9,102,188	4.500	04/29/20	9,035,833
Fairway Group Acquisition Co. (B-/B2)
16,162,967	5.000	08/17/18	15,940,726
Grocery Outlet, Inc. (NR/NR)
3,953,034	5.500	12/10/18	3,960,466
2,251,087	10.500	05/24/19	2,262,342
Michaels Stores, Inc. (BB-/Ba3)
30,550,546	3.750	01/28/20	30,569,793
Neiman Marcus Group Ltd., Inc. (B/B2)
31,897,500	4.250	10/25/20	31,980,433
Party City Holdings, Inc. (B/B2)
7,912,544	4.000	07/27/19	7,911,041
Petco Animal Supplies, Inc. (B/Ba3)
5,375,000	4.000	11/24/17	5,384,729
The Collective Brands Finance, Inc. (B/B1)
10,600,000	5.000	03/11/21	10,600,000
The Collective Brands Finance, Inc. (CCC+/B3)
3,750,000	8.500	03/11/22	3,754,688
The Men’s Wearhouse, Inc. (AAA/Aaa)(b)
1,900,000	0.000	03/28/15	1,900,000
True Religion Apparel, Inc. (B/B2)
17,206,875	5.875	07/30/19	16,400,389
True Religion Apparel, Inc. (CCC+/Caa1)
5,650,000	11.000	01/29/20	5,395,750

			207,740,396

Services Cyclical – Business Services – 2.9%
ADS Waste Holdings, Inc. (B+/B1)
52,915,433	3.750	10/09/19	52,775,737
Crossmark Holdings, Inc. (B/B1)
7,126,891	4.500	12/20/19	7,082,347
Crossmark Holdings, Inc. (CCC+/Caa1)
6,864,000	8.750	12/21/20	6,846,840
First Data Corp. (B+/B1)
21,535,076	4.155	03/23/18	21,571,039
10,000,000	4.184	09/24/18	10,009,700
17,977,728	4.155	03/24/21	18,003,976
Ship US Bidco, Inc. (BB/Ba3)
4,013,791	5.250	11/29/19	4,039,881
Sungard Data Systems, Inc. (BB/Ba3)
595,738	4.000	03/09/20	597,227
Trans Union LLC (BB-/Ba2)
2,357,753	4.250	02/10/19	2,356,291

			123,283,038

Services Cyclical – Consumer Services – 2.3%
Altegrity, Inc. (CCC/B3)
6,496,249	5.000	02/21/15	6,374,444
13,732,674	7.750	02/21/15	13,533,550
Bright Horizons Family Solution, Inc. (B+/B1)
50,232,508	4.000	01/30/20	50,295,299
Spin Holdco, Inc. (B/B2)
14,563,500	4.250	11/14/19	14,538,014

Senior Term Loans(a) – (continued)
Services Cyclical – Consumer Services – (continued)
Weight Watchers International, Inc. (BB-/B1)
$12,870,000	4.000%	04/02/20	$9,956,618

			94,697,925

Services Cyclical – Rental Equipment – 0.2%
Maxim Crane Works LP (B/Caa2)
8,250,000	10.250	11/26/18	8,399,572

Technology – 0.9%
CDW LLC (BB-/Ba3)
38,003,636	3.250	04/29/20	37,623,599
Flexera Software, Inc. (B/B2)
2,000,000	4.500	04/02/20	1,990,000

			39,613,599

Technology – Software/Services – 2.4%
Applied Systems, Inc. (B+/B1)
2,793,000	4.250	01/25/21	2,799,982
Applied Systems, Inc. (CCC+/Caa2)
2,865,000	7.500	01/24/22	2,907,975
Aspect Software, Inc. (B/B1)
5,124,454	7.250	05/06/16	5,188,510
Blackboard, Inc. (B+/B1)
7,432,584	4.750	10/04/18	7,482,754
BMC Software, Inc. (B+/B1)
38,403,750	5.000	09/10/20	38,444,842
Dealertrack Technologies, Inc. (NR/Ba2)
7,000,000	3.500	02/26/21	7,017,500
Emdeon, Inc. (BB-/Ba3)
18,835,259	3.750	11/02/18	18,823,582
Ion Trading Technologies S.A.R.L. (B+/B2)
3,304,688	4.500	05/22/20	3,307,794
Ion Trading Technologies S.A.R.L. (CCC+/Caa2)
4,900,000	8.250	05/21/21	4,949,000
Lawson Software, Inc. (B+/Ba3)
4,469,290	3.750	06/03/20	4,452,531
Sybil Software LLC (NR/B1)
7,250,000	5.000	03/18/20	7,231,875

			102,606,345

Textiles – 0.1%
Phillips-Van Heusen Corp. (BBB-/Ba1)
4,000,000	3.250	02/13/20	4,006,360

Transportation Services – 0.2%
Swift Transportation Co., Inc. (BB/Ba1)
4,722,415	2.904	12/21/16	4,738,943
1,299,643	4.000	12/21/17	1,311,561

			6,050,504

Utilities – Electric – 2.5%
Calpine Corp. (BB-/B1)
12,939,407	4.000	04/02/18	12,968,133
29,216,132	4.000	10/09/19	29,271,058
12,059,775	4.000	10/30/20	12,086,186
NRG Energy, Inc. (BB+/Baa3)
32,836,195	2.750	07/02/18	32,518,012

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(a) – (continued)
	Utilities – Electric – (continued)
	The AES Corp. (BB+/Ba1)
	$16,186,294	3.750%	06/01/18	$16,236,957

				103,080,346

	Wireless Telecommunications – 5.5%
	Alcatel-Lucent USA, Inc. (B+/B1)
	50,981,841	4.500	01/30/19	51,196,984
	Asurion LLC (B/Ba3)
	2,102,252	5.000	05/24/19	2,105,678
	1,994,975	4.250	07/08/20	1,986,776
	Crown Castle Operating Co. (BBB-/Ba2)
	57,971,582	3.250	01/31/21	57,754,188
	Intelsat Jackson Holdings Ltd. (BB/Ba3)
	71,556,388	3.750	06/30/19	71,668,016
	Level 3 Financing, Inc. (BB-/Ba3)
	13,095,000	4.000	08/01/19	13,124,464
	22,000,000	4.000	01/15/20	22,027,500
	LTS Buyer LLC (B/B1)
	10,421,250	4.000	04/13/20	10,349,656

				230,213,262

	TOTAL SENIOR TERM LOANS
	(Cost $3,411,711,231)			$3,406,818,614

	Corporate Obligations – 10.0%
	Airlines – 0.9%
	Air Canada (BB-/B1)(c)(d)
	$9,400,000	6.750%	10/01/19	$10,128,500
	Air Canada 2013-1 Class B Pass Through Trust (BB+/Ba3)(c)
	8,400,000	5.375	11/15/22	8,507,772
	Air Canada 2013-1 Class C Pass Through Trust (B+/B2)(c)
	6,271,000	6.625	05/15/18	6,427,649
	Continental Airlines 2012-3 Class C Pass Thru Certificates (B+/B1)
	2,250,000	6.125	04/29/18	2,401,875
	United Airlines 2014-1 Class B Pass Through Trust (BB+/NR)
	3,850,000	4.750	04/11/22	3,869,250
	United Airlines, Inc. (BB-/Ba2)(c)(d)
	2,850,000	6.750	09/15/15	2,907,000
	United Continental Holdings, Inc. (B/B2)
	3,549,000	6.375	06/01/18	3,828,484

				38,070,530

	Automotive – Parts(d) – 0.3%
	American Axle & Manufacturing, Inc. (B+/B2)
	1,000,000	5.125	02/15/19	1,041,250
	Schaeffler Finance BV (BB-/Ba2)(c)
EUR	2,200,000	4.250	05/15/18	3,157,972
	Schaeffler Holding Finance BV (B/B1)(c)(e)
	$1,000,000	6.875	08/15/18	1,065,000
	Stackpole International Intermediate Co. (B+/B2)(c)
	6,650,000	7.750	10/15/21	7,115,500

				12,379,722

	Corporate Obligations – (continued)
	Chemicals(d) – 0.4%
	Ashland, Inc. (BB/Ba1)
	$3,000,000	3.000%	03/15/16	$3,056,250
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	8,375,000	8.875	02/01/18	8,710,000
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/NR)
	2,300,000	9.000	11/15/20	2,265,500
	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (B+/B1)
EUR	1,000,000	5.750	02/01/21	1,470,696

				15,502,446

	Consumer Products – Industrial(d) – 0.1%
	HD Supply, Inc. (B+/B1)
	$2,000,000	8.125	04/15/19	2,230,000

	Entertainment(c)(d) – 0.0%
	WMG Acquisition Corp. (B+/B1)
	1,750,000	5.625	04/15/22	1,760,938

	Finance(c) – 0.1%
	CIT Group, Inc. (BB-/Ba3)
	1,650,000	5.500	02/15/19	1,773,750
	International Lease Finance Corp. (BBB-/Ba2)
	2,000,000	7.125	09/01/18	2,330,000

				4,103,750

	Food and Beverage(d) – 0.5%
	B&G Foods, Inc. (BB-/B1)
	5,450,000	4.625	06/01/21	5,395,500
	Chiquita Brands International, Inc./Chiquita Brands LLC (B/B1)
	9,100,000	7.875	02/01/21	10,146,500
	Premier Foods PLC (B/B2)(c)
GBP	1,700,000	6.500	03/15/21	2,904,074
	Shearer’s Foods LLC/Chip Finance Corp. (B/B3)(c)
	$900,000	9.000	11/01/19	983,250

				19,429,324

	Gaming(d) – 0.2%
	Caesars Entertainment Operating Co., Inc. (CCC-/Caa1)
	7,800,000	9.000	02/15/20	7,000,500

	Health Care – 1.9%
	CHS/Community Health Systems, Inc. (BB/Ba2)(d)
	12,550,000	5.125	08/15/18	13,224,562
	10,000,000	5.125 (c)	08/01/21	10,262,500
	CHS/Community Health Systems, Inc. (B-/B3)(c)(d)
	17,600,000	6.875	02/01/22	18,414,000
	HCA, Inc. (BB/Ba3)
	10,000,000	3.750	03/15/19	10,037,500
	16,300,000	6.500	02/15/20	18,256,000
	8,050,000	5.000	03/15/24	8,060,063

				78,254,625

	Health Care – Medical Products(c) – 0.1%
	Fresenius US Finance II, Inc. (BB+/Ba1)
	5,600,000	4.250	02/01/21	5,600,000

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – Services(c)(d) – 0.1%
	MultiPlan, Inc. (CCC+/B3)
	$5,500,000	9.875%	09/01/18	$5,960,625

	Media – Broadcasting & Radio(d) – 0.6%
	Clear Channel Communications, Inc. (CCC+/Caa1)
	3,153,000	9.000	12/15/19	3,314,591
	Lamar Media Corp. (BB-/Ba2)(c)
	2,100,000	5.375	01/15/24	2,152,500
	Univision Communications, Inc. (B+/B2)(c)
	2,400,000	6.875	05/15/19	2,580,000
	10,550,000	7.875	11/01/20	11,684,125
	6,421,000	6.750	09/15/22	7,103,231

				26,834,447

	Media – Cable(c)(d) – 0.3%
	Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)
	2,600,000	5.125	12/15/21	2,574,000
	Virgin Media Secured Finance PLC (BB-/Ba3)
	8,650,000	5.375	04/15/21	8,931,125

				11,505,125

	Packaging(d) – 0.3%
	Ardagh Packaging Finance PLC (CCC+/Caa1)(c)
	4,900,000	6.250	01/31/19	5,108,250
	Reynolds Group Issuer, Inc. (B+/B1)
	8,550,000	5.750	10/15/20	8,945,438

				14,053,688

	Pipelines(c)(d) – 0.1%
	Kinder Morgan, Inc. (BB/Ba2)
	5,300,000	5.000	02/15/21	5,300,000

	Retailers(d) – 0.2%
	American Apparel, Inc. (CCC-/NR)
	5,750,000	13.000	04/15/20	5,088,750
	Claire’s Stores, Inc. (B-/B2)(c)
	950,000	9.000	03/15/19	988,000
	550,000	6.125	03/15/20	515,625

				6,592,375

	Services Cyclical – Business Services(c)(d) – 0.3%
	First Data Corp. (B+/B1)
	8,150,000	7.375	06/15/19	8,802,000
	4,500,000	6.750	11/01/20	4,848,750

				13,650,750

	Services Cyclical – Consumer Services(d) – 0.3%
	APX Group, Inc. (B/Ba3)
	10,000,000	6.375	12/01/19	10,225,000

	Services Cyclical – Rental Equipment(c)(d) – 0.8%
	Ahern Rentals, Inc. (B/Caa1)
	10,000,000	9.500	06/15/18	11,050,000
	Algeco Scotsman Global Finance PLC (B/B1)
	10,000,000	8.500	10/15/18	10,900,000

	Corporate Obligations – (continued)
	Services Cyclical – Rental Equipment(c)(d) – (continued)
	Jurassic Holdings III, Inc. (B-/Caa1)
	$11,000,000	6.875%	02/15/21	$11,288,750

				33,238,750

	Technology – Hardware(c)(d) – 0.1%
	Freescale Semiconductor, Inc. (B/B1)
	2,150,000	6.000	01/15/22	2,268,250

	Telecommunications(d) – 0.1%
	Sunrise Communications International SA (BB-/Ba3)
CHF	2,050,000	5.625	12/31/17	2,410,585

	Telecommunications – Cellular – 1.5%
	Altice Financing SA (BB-/B1)(c)(d)
	$8,000,000	6.500	01/15/22	8,466,666
	Matterhorn Mobile SA (B+/B1)(c)(d)(f)
CHF	500,000	5.393	05/15/19	571,518
	Softbank Corp. (BB+/Ba1)(c)
	$17,550,000	4.500	04/15/20	17,418,375
	Sprint Communications, Inc. (BB-/B1)
	8,000,000	8.375	08/15/17	9,420,000
	Sprint Communications, Inc. (BB+/Ba2)(c)
	3,500,000	9.000	11/15/18	4,278,750
	Sprint Communications, Inc. (BB-/B1)
	3,950,000	7.000	08/15/20	4,295,625
	Sprint Corp. (BB-/B1)(c)
	5,800,000	7.250	09/15/21	6,322,000
	3,000,000	7.875	09/15/23	3,300,000
	Wind Acquisition Finance SA (BB/Ba3)(c)(d)
	8,600,000	7.250	02/15/18	9,073,000

				63,145,934

	Telecommunications – Internet & Data(c)(d)(f) – 0.2%
	Level 3 Financing, Inc. (CCC+/B3)
	8,350,000	3.846	01/15/18	8,485,688

	Telecommunications – Satellites(d) – 0.2%
	Intelsat Jackson Holdings SA (B-/Caa1)
	8,475,000	6.625	12/15/22	8,814,000
	Intelsat Luxembourg SA (B-/Caa2)(c)
	700,000	8.125	06/01/23	742,000

				9,556,000

	Telecommunications – Wirelines – 0.1%
	Frontier Communications Corp. (BB-/Ba2)
	5,000,000	8.250	04/15/17	5,812,500

	Transportation(d) – 0.3%
	Aguila 3 SA (B/B2)
	10,850,000	7.875 (c)	01/31/18	11,514,563
CHF	2,150,000	7.875	01/31/18	2,573,020

				14,087,583

	Utilities – Electric(c)(d) – 0.0%
	Calpine Corp. (BB-/B1)
	$850,000	7.500	02/15/21	926,500

	TOTAL CORPORATE OBLIGATIONS
	(Cost $408,159,681)			$418,385,635

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c)(f) – 1.5%
Collateralized Loan Obligations – 1.5%
ACIS CLO Ltd. Series 2013-1A, Class ACOM (NR/NR)
$9,000,000	1.464%	04/18/24	$8,691,300
ICG US CLO Ltd. Series 2014-1A, Class B (A/NR)
7,250,000	2.966	04/20/26	7,032,732
OCP CLO Ltd. Series 2014-5A, Class B (A/NR)
9,250,000	2.916	04/26/26	8,927,064
OFSI Fund V Ltd. Series 2013-5A, Class A3L (A/NR)
4,000,000	3.438	04/17/25	3,961,960
OFSI Fund VI Ltd. Series 2014-6A, Class B (A/NR)
12,500,000	3.423	03/20/25	11,870,575
Palmer Square CLO Ltd. Series 2013-1A, Class B (A/NR)
3,300,000	3.086	05/15/25	3,248,233
Red River CLO Ltd. Series 1A, Class A (AAA/Aaa)
3,527,935	0.508	07/27/18	3,484,781
Trinitas CLO Ltd. Series 2014-1A, Class B1 (A/NR)
8,000,000	3.033	04/15/26	7,756,000
Zais CLO 1 Ltd. Series 2014-1A, Class B (A/NR)
8,600,000	2.864	04/15/26	8,168,684

TOTAL ASSET-BACKED SECURITIES
(Cost $63,044,952)			$63,141,329

Shares	Description	Value

Investment Company(g) – 1.2%
7,181,102	Goldman Sachs High Yield Fund – Institutional Shares (Cost $51,860,983)	$52,062,990

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $3,934,776,847)		$3,940,408,568

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 11.4%
Repurchase Agreement – 11.4%
Joint Repurchase Agreement Account II
$480,400,000	0.080%	04/01/14	$480,400,000
(Cost $480,400,000)

TOTAL INVESTMENTS – 105.2%
(Cost $4,415,176,847)			$4,420,808,568

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%			(220,086,650)

NET ASSETS – 100.0%			$4,200,721,918

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to settlement date, including coupon rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $319,633,525, which represents approximately 7.6% of net assets as of March 31, 2014.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Pay-in-kind securities.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(g)	Represents Affiliated Funds.
(h)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 126-127.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
LIBOR	—London Interbank Offered Rate

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2014, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Ziggo N.V., due 01/15/22(b)	$150,000	$301,229	$141,229
Ziggo N.V., due 01/15/22(b)	160,000	282,403	132,403
TOTAL			$273,632

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	USD/CHF	04/03/14	$5,536,481	$25,386
UBS AG (London)	USD/EUR	04/03/14	18,877,997	4,679
Westpac Banking Corp.	USD/GBP	04/03/14	2,834,091	4,535
TOTAL				$34,600

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$37,600		06/18/19	3 month LIBOR	2.000%	$(267,849)	$186,780
42,600	(a)	06/18/21	3 month LIBOR	2.500	(242,267)	175,091
12,900	(a)	06/18/24	3 month LIBOR	3.000	4,954	(82,533)

TOTAL					$(505,162)	$279,338

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 77.6%
	Automotive – 1.7%
	Ford Motor Credit Co. LLC
	$3,075,000	3.984%		06/15/16	$3,258,535
	4,325,000	5.875		08/02/21	4,961,455

					8,219,990

	Banks – 17.5%
	Abbey National Treasury Services PLC(a)
GBP	600,000	2.121		02/16/16	1,013,124
	Australia & New Zealand Banking Group Ltd.(b)
	$2,425,000	4.500		03/19/24	2,418,331
	Bank of America Corp.
	1,600,000	5.625		07/01/20	1,814,946
	1,150,000	5.875		01/05/21	1,326,170
	3,750,000	5.000		05/13/21	4,120,017
	2,700,000	4.100		07/24/23	2,734,274
	4,150,000	4.125		01/22/24	4,176,357
	8,300,000	4.000		04/01/24	8,303,201
	Barclays Bank PLC
	4,600,000	2.500		02/20/19	4,607,729
	Citigroup, Inc.
	3,750,000	3.375		03/01/23	3,601,390
	Compass Bank
	1,525,000	5.500		04/01/20	1,611,463
	Credit Suisse AG(b)
	2,500,000	6.500		08/08/23	2,733,257
	ING Bank NV(b)
	4,325,000	4.000		03/15/16	4,571,296
	Intesa Sanpaolo SPA
	1,600,000	3.125		01/15/16	1,634,577
	1,375,000	2.375		01/13/17	1,372,944
	4,525,000	3.875		01/16/18	4,647,258
	1,520,000	3.875		01/15/19	1,540,647
	JPMorgan Chase & Co.
	3,225,000	4.350		08/15/21	3,454,640
	MUFG Capital Finance 1 Ltd.(a)(c)
	2,650,000	6.346		12/31/49	2,888,500
	PNC Preferred Funding Trust II(a)(b)(c)
	3,800,000	1.456		03/29/49	3,610,000
	Regions Financial Corp.
	3,850,000	5.750		06/15/15	4,055,629
	Royal Bank of Scotland PLC
	4,250,000	2.550		09/18/15	4,336,759
	1,150,000	9.500	(a)(c)	03/16/22	1,348,375
	1,150,000	6.000		12/19/23	1,177,546
	Santander Holdings USA, Inc.
	3,000,000	3.000	(c)	09/24/15	3,068,735
	855,000	4.625		04/19/16	909,814
	975,000	3.450	(c)	08/27/18	1,004,118
	Santander UK PLC(b)
	750,000	5.000		11/07/23	765,766
	Santander US Debt SAU(b)
	1,700,000	3.781		10/07/15	1,758,237
	Sumitomo Mitsui Financial Group, Inc.(b)
	2,875,000	4.436		04/02/24	2,877,671

					83,482,771

	Corporate Obligations – (continued)
	Brokerage – 2.7%
	Morgan Stanley, Inc.
	$8,925,000	6.250%		08/28/17	$10,208,569
	2,375,000	5.950		12/28/17	2,708,709

					12,917,278

	Chemicals – 1.0%
	Incitec Pivot Ltd.(b)
	3,700,000	4.000		12/07/15	3,844,477
	LYB International Finance BV
	1,000,000	4.000		07/15/23	1,018,996

					4,863,473

	Consumer Products – 1.5%
	Avon Products, Inc.
	1,750,000	2.375		03/15/16	1,781,444
	3,875,000	4.600		03/15/20	3,946,957
	Whirlpool Corp.
	1,300,000	2.400		03/01/19	1,288,469

					7,016,870

	Distributor(b) – 0.2%
	Southern Star Central Gas Pipeline, Inc.
	1,100,000	6.000		06/01/16	1,183,608

	Diversified Manufacturing – 1.0%
	Amphenol Corp.(c)
	2,100,000	2.550		01/30/19	2,096,834
	Xylem, Inc.
	2,350,000	3.550		09/20/16	2,478,687

					4,575,521

	Electric – 5.0%
	Arizona Public Service Co.
	3,965,000	8.750		03/01/19	5,076,565
	Consumers Energy Co.(c)
	2,500,000	3.950		05/15/43	2,341,261
	Florida Power & Light Co.(c)
	2,600,000	5.250		02/01/41	2,965,667
	Kentucky Utilities Co.(c)
	1,700,000	5.125		11/01/40	1,876,144
	PPL WEM Holdings PLC(b)(c)
	1,750,000	5.375		05/01/21	1,916,819
	Progress Energy, Inc.
	1,000,000	7.000		10/30/31	1,276,466
	Public Service Electric & Gas Co.(c)
	2,525,000	3.950		05/01/42	2,375,452
	Puget Sound Energy, Inc.(a)(c)
	2,000,000	6.974		06/01/67	2,050,000
	Ruwais Power Co. PJSC(b)
	670,000	6.000		08/31/36	735,325
	Southern California Edison Co.(c)
	1,550,000	4.050		03/15/42	1,459,456
	Virginia Electric and Power Co.(c)
	2,030,000	4.000		01/15/43	1,905,715

					23,978,870

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – 6.4%
Anadarko Petroleum Corp.
$3,125,000	8.700%		03/15/19	$3,967,056
BG Energy Capital PLC(a)(c)
2,550,000	6.500		11/30/72	2,806,407
Corp Financiera de Desarrollo SA(b)
360,000	4.750		02/08/22	361,800
Dolphin Energy Ltd.(b)
365,530	5.888		06/15/19	405,738
600,000	5.500		12/15/21	676,560
Gaz Capital SA for Gazprom(d)
990,000	9.250		04/23/19	1,170,675
Gazprom Neft OAO Via GPN Capital SA
450,000	4.375		09/19/22	399,375
Nexen, Inc.
675,000	6.400		05/15/37	773,464
Pemex Project Funding Master Trust
900,000	6.625		06/15/35	996,750
Petrobras Global Finance BV
3,940,000	4.875		03/17/20	3,975,972
2,820,000	6.250		03/17/24	2,892,474
Petroleos Mexicanos
150,000	3.500		07/18/18	155,220
280,000	5.500		01/21/21	305,620
800,000	6.375	(b)	01/23/45	865,600
PTTEP Canada International Finance Ltd.(b)
820,000	5.692		04/05/21	899,375
Rosneft Finance SA
467,000	7.250		02/02/20	513,700
Transocean, Inc.
4,650,000	6.500		11/15/20	5,224,437
Transportadora de Gas Internacional SA ESP(c)
770,000	5.700		03/20/22	800,800
Weatherford International Ltd.
2,685,000	9.625		03/01/19	3,475,450

				30,666,473

Food & Beverage – 2.5%
ConAgra Foods, Inc.
3,200,000	1.900		01/25/18	3,171,611
Pernod-Ricard SA(b)
5,700,000	4.450		01/15/22	5,961,260
WM Wrigley Jr Co.(b)(c)
2,650,000	3.375		10/21/20	2,675,376

				11,808,247

Health Care – Medical Products – 0.7%
Humana, Inc.
2,765,000	7.200		06/15/18	3,288,742

Home Construction – 0.9%
MDC Holdings, Inc.
2,275,000	5.625		02/01/20	2,421,169
2,375,000	6.000	(c)	01/15/43	2,123,481

				4,544,650

Corporate Obligations – (continued)
Life Insurance – 1.5%
AIG Life Holdings, Inc.
$1,325,000	8.500%		07/01/30	$1,709,250
American International Group, Inc.
1,900,000	5.850		01/16/18	2,168,526
Genworth Financial, Inc.
1,000,000	8.625		12/15/16	1,182,617
1,550,000	7.700		06/15/20	1,889,591
75,000	7.625		09/24/21	92,556

				7,042,540

Media – Cable – 2.0%
Comcast Corp.
1,375,000	4.250		01/15/33	1,339,173
2,775,000	6.450		03/15/37	3,396,348
Time Warner Cable, Inc.
2,000,000	5.000		02/01/20	2,205,427
1,675,000	7.300		07/01/38	2,114,083
425,000	5.875	(c)	11/15/40	463,410

				9,518,441

Media – Non Cable – 0.8%
21st Century Fox America, Inc.
1,700,000	6.150		02/15/41	1,993,979
1,625,000	5.400		10/01/43	1,746,874

				3,740,853

Metals & Mining – 1.8%
Freeport-McMoRan Copper & Gold, Inc.(c)
1,600,000	3.550		03/01/22	1,529,977
Glencore Funding LLC(b)
1,550,000	1.700		05/27/16	1,555,213
1,975,000	2.500		01/15/19	1,907,135
Xstrata Finance Canada Ltd.(b)
3,740,000	2.700		10/25/17	3,785,254

				8,777,579

Noncaptive – Financial – 1.8%
GE Capital Trust I(a)(c)
3,280,000	6.375		11/15/67	3,608,000
General Electric Capital Corp.
1,325,000	5.875		01/14/38	1,555,771
International Lease Finance Corp.
3,225,000	5.750		05/15/16	3,466,875

				8,630,646

Pipelines – 4.8%
Energy Transfer Partners LP
3,727,000	5.950		02/01/15	3,888,174
Enterprise Products Operating LLC(a)(c)
3,725,000	8.375		08/01/66	4,190,625
1,765,000	7.000		06/01/67	1,848,838
3,050,000	7.034		01/15/68	3,454,125
Tennessee Gas Pipeline Co.
2,125,000	8.375		06/15/32	2,834,767
TransCanada PipeLines Ltd.(a)(c)
3,875,000	6.350		05/15/67	4,000,937

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Western Gas Partners LP(c)
$2,950,000	5.450%		04/01/44	$2,995,439

				23,212,905

Property/Casualty Insurance – 1.4%
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,630,873
AXIS Specialty Finance PLC
1,550,000	2.650		04/01/19	1,549,036
CNA Financial Corp.(c)
3,350,000	3.950		05/15/24	3,359,615

				6,539,524

Real Estate Investment Trusts – 7.4%
ARC Properties Operating Partnership LP/Clark Acquisition LLC(b)
5,075,000	2.000		02/06/17	5,061,172
Camden Property Trust
3,400,000	5.700		05/15/17	3,817,802
CBL & Associates LP(c)
2,325,000	5.250		12/01/23	2,386,072
CubeSmart LP(c)
1,625,000	4.800		07/15/22	1,717,636
Developers Diversified Realty Corp.
590,000	9.625		03/15/16	683,267
3,750,000	7.500		04/01/17	4,326,588
HCP, Inc.
2,525,000	6.300		09/15/16	2,829,799
2,475,000	2.625	(c)	02/01/20	2,404,520
Health Care REIT, Inc.
1,250,000	4.700		09/15/17	1,359,503
775,000	4.125	(c)	04/01/19	822,491
Kilroy Realty LP
2,300,000	5.000		11/03/15	2,444,891
1,125,000	6.625		06/01/20	1,311,265
ProLogis LP
2,075,000	6.125		12/01/16	2,317,968
Retail Opportunity Investments Partnership LP(c)
1,825,000	5.000		12/15/23	1,890,957
Trust F/1401(b)(c)
230,000	5.250		12/15/24	229,195
UDR, Inc.
1,900,000	4.250		06/01/18	2,025,076

				35,628,202

Retailers(c) – 0.8%
CVS Caremark Corp.
1,075,000	5.750		05/15/41	1,244,335
NIKE, Inc.
2,936,000	3.625		05/01/43	2,651,347

				3,895,682

Technology – Hardware – 2.3%
Hewlett-Packard Co.
1,400,000	3.000		09/15/16	1,462,191
4,400,000	2.600		09/15/17	4,527,811

Corporate Obligations – (continued)
Technology – Hardware – (continued)
Hewlett-Packard Co. – (continued)
$775,000	2.750%		01/14/19	$781,472
1,396,000	4.300		06/01/21	1,437,135
NetApp, Inc.
2,825,000	2.000		12/15/17	2,843,086

				11,051,695

Technology – Software/Services – 0.6%
Apple, Inc.
3,000,000	3.850		05/04/43	2,660,503

Tobacco – 1.2%
Altria Group, Inc.
1,650,000	2.850		08/09/22	1,549,340
Imperial Tobacco Finance PLC(b)
4,100,000	2.050		02/11/18	4,067,159

				5,616,499

Trucking & Leasing(b) – 2.2%
ERAC USA Finance LLC
3,650,000	5.625		03/15/42	3,987,862
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,450,000	3.125		05/11/15	1,485,726
3,100,000	2.500		03/15/16	3,177,429
1,875,000	2.875		07/17/18	1,897,039

				10,548,056

Wireless Telecommunications – 1.4%
American Tower Corp.
5,325,000	3.400		02/15/19	5,466,275
1,102,000	3.500		01/31/23	1,041,995

				6,508,270

Wirelines Telecommunications – 6.5%
AT&T, Inc.(c)
5,050,000	2.625		12/01/22	4,677,048
Telefonica Emisiones SAU
625,000	6.221		07/03/17	707,086
1,750,000	3.192		04/27/18	1,792,287
1,925,000	5.462		02/16/21	2,113,800
Verizon Communications, Inc.
5,425,000	4.500		09/15/20	5,891,664
4,775,000	4.150	(c)	03/15/24	4,868,751
6,350,000	6.400		09/15/33	7,486,421
2,975,000	6.550		09/15/43	3,610,186

				31,147,243

TOTAL CORPORATE OBLIGATIONS
(Cost $360,468,315)				$371,065,131

Mortgage-Backed Obligations(a) – 2.1%
Commercial Mortgage-Backed Securities – 2.1%
Sequential Floating Rate – 2.1%
GS Mortgage Securities Trust Series 2007-GG10, Class A4
$9,112,051	5.819%		08/10/45	$10,129,210
(Cost $10,147,123)

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – 0.2%
FHLB
$600,000	3.000%	09/10/21	$615,372
Tennessee Valley Authority
500,000	4.625	09/15/60	488,034

TOTAL AGENCY DEBENTURES
(Cost $1,107,002)			$1,103,406

Foreign Debt Obligations – 2.6%
Sovereign – 2.6%
Federal Republic of Brazil
$1,175,000	7.125%	01/20/37	$1,410,000
Perusahaan Penerbit SBSN(b)
470,000	6.125	03/15/19	513,475
Republic of Chile
935,000	3.625	10/30/42	773,713
Republic of Colombia
930,000	6.125	01/18/41	1,041,600
Republic of Panama(d)
120,000	9.375	04/01/29	170,400
Republic of Turkey
2,040,000	6.250	09/26/22	2,203,200
1,550,000	5.750	03/22/24	1,602,312
180,000	7.375	02/05/25	207,000
Republic of Uruguay
400,000	7.625	03/21/36	512,000
United Mexican States
2,854,000	6.050	01/11/40	3,239,290
835,000	5.550	01/21/45	891,362

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $12,078,405)			$12,564,352

Municipal Debt Obligations – 5.9%
California – 2.5%
California State GO Bonds (Refunding-Various Purposes) Series 2013
$305,000	5.000%	09/01/31	$336,516
California State GO Bonds (Various Purposes) Series 2013
300,000	5.000	04/01/37	321,774
1,015,000	5.000	04/01/43	1,080,782
California State GO Bonds Build America Taxable Series 2009
1,450,000	7.500	04/01/34	1,955,760
455,000	7.300	10/01/39	608,913
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,238,418
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,434,409
California State University Systemwide RB Series 2012 A
285,000	5.000	11/01/42	305,087
City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
255,000	5.000	07/01/43	272,743

Municipal Debt Obligations – (continued)
California – (continued)
City of Los Angeles CA Department of Water & Power RB Series 2012 B
$300,000	5.000%	07/01/43	$321,963

			11,876,365

Florida – 0.1%
Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
330,000	5.000	07/01/42	345,639

Georgia – 0.0%
DeKalb County GA Water & Sewerage RB Series 2011 A
50,000	5.250	10/01/41	54,350

Illinois – 1.2%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,038,019
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,561,690
Metropolitan Pier & Exposition Authority Dedicated State Tax RB (Mccormick Place Expansion) Series 2010 A
410,000	5.500	06/15/50	423,428

			6,023,137

Louisiana – 0.1%
Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
265,000	5.000	05/01/45	278,435

Massachusetts – 0.1%
Massachusetts State Development Finance Agency RB (Williams College) Series 2013 P
270,000	5.000	07/01/43	294,602

New Jersey – 0.4%
New Jersey State Economic Development Authority RB (Rutgers University) Series 2013
260,000	5.000	06/15/46	280,249
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
565,000	5.000	06/15/36	599,165
335,000	5.500	06/15/39	369,542
355,000	5.000	06/15/44	370,677
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414	01/01/40	490,836

			2,110,469

New York – 1.1%
New York City GO Bonds (Refunding) Series 2012 F
255,000	5.000	08/01/24	290,335
New York City GO Bonds (Refunding) Series 2013 I
255,000	5.000	08/01/25	292,862
New York City GO Bonds (Refunding) Series 2013 J
255,000	5.000	08/01/25	292,862
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
285,000	5.000	02/01/42	304,175

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2012 CC
$260,000	5.000%		06/15/45	$274,773
New York City Water & Sewer System Finance Authority RB (Second General) Series 2012 BB
535,000	5.000		06/15/47	563,895
New York City Water & Sewer System Finance Authority RB (Second General) Series 2013 CC
830,000	5.000		06/15/47	876,945
New York City Water & Sewer System Finance Authority RB Series 2013 EE
535,000	5.000		06/15/47	565,260
New York State Urban Development Corp. RB (Personal Income Tax) Series 2011 A
265,000	5.000		03/15/36	285,432
New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
460,000	5.000		03/15/30	512,620
475,000	5.000		03/15/31	525,873
555,000	5.000		03/15/32	611,310

				5,396,342

Ohio – 0.1%
Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
520,000	5.000		02/15/48	543,842

Pennsylvania – 0.1%
Pennsylvania State Turnpike Commission RB Series 2013 C
250,000	5.000		12/01/43	261,687

Washington – 0.2%
Washington State GO Bonds (Motor Vehicle Fuel Tax) Series 2013 B
250,000	5.000		08/01/33	278,140
250,000	5.000		08/01/34	277,093
Washington State GO Bonds (Various Purposes) Series 2013 A
295,000	5.000		08/01/34	326,969

				882,202

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $24,582,067)				$28,067,070

U.S. Treasury Obligations – 7.1%
United States Treasury Bonds
$400,000	3.750	%(e)	11/15/43	$414,148
700,000	3.625		02/15/44	708,036
United States Treasury Notes
24,300,000	0.375	(e)	01/31/16	24,307,531
6,200,000	1.625		03/31/19	6,168,132
2,100,000	2.250		03/31/21	2,092,209

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $33,688,385)				$33,690,056

Notional Amount	Exercise Rate		Expiration Date	Value

Options Purchased – 0.3%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$5,700,000	3.590%		03/22/16	$242,146
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
5,200,000	4.070		03/29/16	138,273
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,900,000	3.950		01/29/16	87,346
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,200,000	3.950		01/29/16	68,638
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
10,400,000	3.633		02/19/16	402,906
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
16,100,000	1.950		10/26/15	147,180
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
16,000,000	2.030		10/26/15	136,442
JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
15,500,000	1.855		11/02/15	158,109
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
4,700,000	3.610		02/16/16	184,705

TOTAL OPTIONS PURCHASED – 0.3%
(Cost $1,394,783)				$1,565,745

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $443,466,080)				$458,184,970

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(f) – 2.3%
Repurchase Agreement – 2.3%
Joint Repurchase Agreement Account II
$10,800,000	0.080%	04/01/14	$10,800,000
(Cost $10,800,000)

TOTAL INVESTMENTS – 98.1%
(Cost $454,266,080)			$468,984,970

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			9,006,684

NET ASSETS – 100.0%			$477,991,654

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $65,927,155, which represents approximately 13.8% of net assets as of March 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 126-127.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counteryparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Securities, Inc.	USD/GBP	04/24/14	$1,004,372	$756

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(120)	December 2015	$(29,653,500)	$82,924
Eurodollars	(118)	March 2016	(29,072,250)	61,263
Eurodollars	(118)	June 2016	(28,982,275)	72,022
Ultra Long U.S. Treasury Bonds	(29)	June 2014	(4,189,594)	(58,271)
2 Year U.S Treasury Notes	3	June 2014	658,688	(1,016)
5 Year U.S Treasury Notes	143	June 2014	17,010,297	(96,286)
10 Year U.S Treasury Notes	50	June 2014	6,175,000	(22,663)
20 Year U.S. Treasury Bonds	492	June 2014	65,543,625	208,303
TOTAL				$246,276

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$3,500	02/01/17	3 month LIBOR	1.625%	$(862)	$5,001
7,200	10/30/17	1.450%	3 month LIBOR	(88,283)	15,710
21,700	11/25/17	3 month LIBOR	1.675	50,596	104,344
48,600	03/26/18	2.780	3 month LIBOR	(2,134)	(2,420)
7,900	06/18/19	3 month LIBOR	2.000	(74,767)	57,734
25,800	11/25/20	3 month LIBOR	2.920	(107,614)	85,633
7,300	06/18/21	3 month LIBOR	2.500	(60,937)	49,426
8,700	03/24/22	3 month LIBOR	2.933	57	(21,715)
11,400	11/27/23	3 month LIBOR	3.511	52,818	(182,545)
10,200	01/30/24	4.252	3 month LIBOR	11,980	88,543
23,000	06/18/24	3 month LIBOR	3.000	(245,051)	106,731
12,600	03/10/26	3.170	3 month LIBOR	(913,393)	425,541
12,800	06/18/29	3 month LIBOR	3.500	(203,830)	(71,267)
3,400	01/31/39	3 month LIBOR	4.370	(3,434)	(90,647)

TOTAL				$(1,584,854)	$570,069

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$2,175	(1.000)%	06/20/14	0.016%	$(1,754)	$(3,784)
Deutsche Bank Securities, Inc.		3,900	(1.000)	06/20/14	0.016	(3,327)	(6,603)
JPMorgan Securities, Inc.		10,400	(1.000)	06/20/14	0.016	(9,213)	(17,268)
Morgan Stanley Capital Services, Inc.		4,575	(1.000)	06/20/14	0.016	(3,438)	(8,211)
Protection Sold:
Morgan Stanley Capital Services, Inc.		9,825	1.000	06/20/16	0.216	5,954	169,429
TOTAL						$(11,778)	$133,563

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Referenced Obligation	Notional Amount (000s)		Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 21		$12,750	(1.000)%	12/20/18	0.609%	$(220,164)	$(11,069)
Protection Sold:
iTraxx Europe Index Series 20	EUR	9,400	1.000	12/20/18	0.671	177,013	22,732

TOTAL						$(43,151)	$11,663

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 61.9%
	Brazil – 8.5%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(a)
BRL	38,147,000	0.000%		07/01/14	$16,389,877
	73,451,000	0.000		01/01/15	29,840,885
	6,877,000	0.000		04/01/15	2,716,020
	5,523,000	0.000		01/01/16	1,988,531
	57,600,000	0.000		07/01/17	17,226,830
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	4,960,054	6.000		08/15/16	2,199,454
	2,022,453	6.000		05/15/17	895,337
	22,806,000	10.000		01/01/18	9,318,223
	24,246,000	10.000		01/01/19	9,748,682
	64,859,000	10.000		01/01/23	24,615,386
	95,867,148	6.000		08/15/40	38,702,281
	24,403,944	6.000		08/15/50	9,717,279

					163,358,785

	Chile – 0.8%
	Bonos de la Tesoreria de la Republica (NR/NR)
CLP	2,042,002,905	3.000		01/01/15	3,779,558
	Bonos del Banco Central de Chile en Pesos (NR/NR)
	1,245,000,000	6.000		06/01/17	2,381,260
	1,510,846,080	3.000		03/01/22	2,947,328
	Republic of Chile (NR/NR)
	2,905,000,000	6.000		01/01/18	5,547,033

					14,655,179

	Colombia – 6.5%
	Republic of Colombia (NR/NR)
COP	31,079,400,000	8.000		10/28/15	16,581,491
	160,677,700,000	7.000		05/04/22	84,688,362
	18,549,000,000	7.500		08/26/26	9,619,341
	25,336,800,000	6.000		04/28/28	11,729,933
	Republic of Colombia (NR/Baa3)
	3,538,000,000	4.375		03/21/23	1,623,274
	Republic of Colombia (BBB/Baa3)
	2,399,000,000	12.000		10/22/15	1,353,108

					125,595,509

	Costa Rica – 0.5%
	Republic of Costa Rica (NR/NR)
CRC	3,863,000,000	11.130		03/28/18	7,569,848
	678,300,000	9.200		03/27/19	1,234,515
	Republic of Costa Rica (BB/Baa3)
	$580,000	5.625		04/30/43	498,800

					9,303,163

	Dominican Republic – 1.2%
	Dominican Republic (NR/NR)
DOP	344,700,000	16.950		02/04/22	9,434,361
	113,200,000	14.500	(b)	02/10/23	2,677,282
	100,000	14.500		02/10/23	2,365
	390,500,000	18.500	(b)	02/04/28	10,674,934

					22,788,942

	Sovereign Debt Obligations – (continued)
	Honduras – 0.7%
	Republic of Honduras (B/B3)
	$10,180,000	8.750	%(b)	12/16/20	$11,147,100
	1,690,000	7.500		03/15/24	1,690,000

					12,837,100

	Hungary – 0.9%
	Hungary Government Bond (BB/Ba1)
	17,500,000	5.375		03/25/24	17,548,443

	Indonesia(b) – 0.5%
	Republic of Indonesia (BB+/Baa3)
	6,630,000	5.375		10/17/23	6,862,050
	2,400,000	6.750		01/15/44	2,616,000

					9,478,050

	Malaysia – 4.8%
	Malaysia Government Bond (NR/NR)
MYR	59,190,000	0.000	(a)	05/22/14	18,051,173
	54,080,000	0.000	(a)	05/27/14	16,486,124
	37,640,000	0.000	(a)	07/08/14	11,436,178
	105,290,000	0.000	(a)	08/14/14	31,895,889
	19,850,000	3.434		08/15/14	6,086,178
	28,290,000	0.000	(a)	11/06/14	8,513,244

					92,468,786

	Mexico – 4.8%
	United Mexican States (A/A3)
MXN	42,065,692	5.000		06/16/16	3,487,945
	8,955,533	3.500		12/14/17	733,526
	44,085,400	6.500		06/10/21	3,523,489
	36,212,100	6.500		06/09/22	2,858,469
	3,859,500	8.000		12/07/23	334,866
	92,321,700	8.500		05/31/29	8,261,854
	581,603,400	7.750		05/29/31	48,510,000
	152,089,100	10.000		11/20/36	15,430,135
	94,567,700	8.500		11/18/38	8,378,078
	4,592,400	7.750		11/13/42	375,571

					91,893,933

	Paraguay – 0.5%
	Republic of Paraguay (BB-/Ba2)
	$7,770,000	4.625	(b)	01/25/23	7,731,150
	1,050,000	4.625		01/25/23	1,044,750

					8,775,900

	Peru – 1.0%
	Peru Government Bond (A-/Baa2)
PEN	15,802,000	7.840		08/12/20	6,227,454
	Republic of Peru (NR/NR)
	10,708,000	5.200		09/12/23	3,583,301
	Republic of Peru (A-/Baa2)
	9,882,000	8.200		08/12/26	4,064,833
	1,887,000	6.900		08/12/37	664,732
	Republic of Peru (NR/Baa2)
	12,191,000	6.950		08/12/31	4,410,017
	3,763,000	6.850		02/12/42	1,300,924

					20,251,261

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Philippines – 0.5%
	Republic of Philippines (BBB-/Baa3)
PHP	486,000,000	3.900%		11/26/22	$10,187,089
	15,000,000	6.250		01/14/36	336,158

					10,523,247

	Poland – 3.8%
	Poland Government Bond (A/NR)
PLN	46,760,000	2.500		07/25/18	14,829,962
	Poland Government Bond (A/A2)
	47,870,000	5.500		10/25/19	17,191,754
	59,280,000	5.250		10/25/20	21,094,411
	35,530,000	5.750		10/25/21	12,998,566
	19,090,000	4.000		10/25/23	6,197,085

					72,311,778

	Romania – 0.9%
	Republic of Romania (NR/NR)
RON	51,060,000	5.900		07/26/17	16,525,268

	Russia – 7.5%
	Russian Federation Bond (NR/Baa1)
RUB	437,840,000	7.000		01/25/23	11,265,164
	640,150,000	7.050		01/19/28	15,736,911
	Russian Federation Bond (BBB+/Baa1)
	1,672,250,000	6.200		01/31/18	44,710,007
	Russian Federation Bond (BBB+/Baa1)
	700,000,000	7.850		03/10/18	19,803,919
	Russian Federation Bond (BBB+/Baa1)
	1,123,000,000	7.500		02/27/19	31,007,193
	Russian Federation Bond (BBB+/Baa1)
	115,870,000	6.700		05/15/19	3,073,202
	Russian Federation Bond (BBB+/Baa1)
	474,490,000	7.600		07/20/22	12,741,377
	261,140,000	7.000		08/16/23	6,638,805

					144,976,578

	South Africa – 2.3%
	Republic of South Africa (A-/Baa1)
ZAR	18,480,000	8.000		12/21/18	1,768,396
	36,010,000	7.250		01/15/20	3,291,864
	Republic of South Africa (NR/NR)
	25,313,000	7.750		02/28/23	2,321,088
	Republic of South Africa (NR/Baa1)
	428,030,000	6.750		03/31/21	37,575,407

					44,956,755

	Thailand – 8.5%
	Thailand Government Bond (NR/Baa1)
THB	223,500,000	3.250		06/16/17	7,013,876
	369,980,000	3.580		12/17/27	10,880,195
	97,800,000	3.775		06/25/32	2,827,092
	Thailand Government Bond (A-/Baa1)
	990,042,000	3.625		05/22/15	31,026,097
	615,590,000	3.125		12/11/15	19,276,146
	951,125,000	4.125		11/18/16	30,481,944
	261,000,000	2.800		10/10/17	8,005,572
	16,427,000	3.875		06/13/19	523,127

	Sovereign Debt Obligations – (continued)
	Thailand – (continued)
	Thailand Government Bond (A-/Baa1) – (continued)
THB	368,386,008	1.200%		07/14/21	$10,810,687
	1,128,375,000	3.650		12/17/21	35,086,793
	224,670,000	3.625		06/16/23	6,890,907

					162,822,436

	Turkey – 7.7%
	Turkey Government Bond (NR/NR)
TRY	50,710,000	7.500		09/24/14	23,331,695
	5,110,000	8.300		10/07/15	2,321,083
	55,030,000	9.000		03/08/17	25,115,325
	36,510,000	6.300		02/14/18	15,138,735
	87,740,000	8.300		06/20/18	38,919,585
	18,370,000	8.800		11/14/18	8,246,124
	62,185,000	9.500		01/12/22	28,364,785
	14,625,000	7.100		03/08/23	5,717,724

					147,155,056

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,245,153,419)				$1,188,226,169

	Structured Notes – 8.6%
	Brazil – 1.6%
	Notas do Tesouro Nacional (Issuer Barclays Bank PLC) (NR/NR)(b)
BRL	12,970,600	6.000%		05/08/14	$5,164,695
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG) (London) (NR/NR)
	8,151,000	6.000		04/04/14	7,877,945
	32,677,000	10.000		04/04/14	12,783,705
	2,500,000	6.000		04/14/14	2,416,251
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
	845,000	10.000	(c)	01/05/17	352,269
	7,542,164	6.000		08/15/40	3,044,828

					31,639,693

	Colombia – 1.8%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	24,676,000,000	11.250	(b)	10/25/18	15,204,608
	15,491,000,000	11.250	(b)	10/25/18	9,545,087
	12,492,000,000	11.000		07/27/20	7,917,838
	4,226,000,000	11.000		07/25/24	2,694,714

					35,362,247

	Indonesia – 4.9%
	Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000		07/17/17	13,205,783
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)(b)
	105,400,000,000	7.000		05/17/22	8,715,216
	35,400,000,000	7.000		05/17/27	2,759,252
	29,500,000,000	8.250		06/17/32	2,504,007
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (A/NR)
	50,100,000,000	10.000		07/17/17	4,725,784

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Structured Notes – (continued)
	Indonesia – (continued)
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(b)
IDR	46,000,000,000	10.000%	07/18/17	$4,339,043
	66,250,000,000	7.000	05/17/27	5,163,855
	161,824,000,000	6.125	05/17/28	11,542,852
	4,665,000,000	9.000	03/19/29	431,246
	42,700,000,000	10.500	08/19/30	4,377,145
	74,554,000,000	6.625	05/17/33	5,330,841
	288,650,000,000	6.625	05/17/33	20,639,364
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(b)
	89,862,000,000	9.000	03/19/29	8,307,093
	16,032,000,000	9.000	03/19/29	1,482,043

				93,523,524

	Nigeria(b) – 0.3%
	Federal Republic of Nigeria (Issuer Citigroup Funding, Inc.) (NR/NR)
NGN	530,000,000	16.000	07/03/19	3,455,516
	Federal Republic of Nigeria (Issuer HSBC Corp.) (NR/NR)
	301,630,000	7.000	10/23/19	1,345,411

				4,800,927

	TOTAL STRUCTURED NOTES
	(Cost $202,418,744)			$165,326,391

	Corporate Obligations – 5.9%
	Brazil(b) – 0.3%
	Banco Santander Brasil SA (BBB-/Baa2)
BRL	12,900,000	8.000%	03/18/16	$5,225,893

	Costa Rica(b) – 0.0%
	Banco Nacional de Costa Rica (NR/Baa3)
	$800,000	6.250	11/01/23	792,000

	Ireland(b) – 0.8%
	AHML Finance Ltd. (BBB/Baa1)
RUB	556,000,000	7.750	02/13/18	14,670,758

	Luxembourg – 0.7%
	Gazprom Neft OAO Via GPN Capital SA (BBB-/Baa2)
	$5,610,000	4.375	09/19/22	4,978,875
	4,940,000	6.000 (b)	11/27/23	4,822,675
	Rosneft Finance SA (BBB/Baa1)
	2,800,000	6.625	03/20/17	2,999,500
	1,630,000	7.875	03/13/18	1,819,487

				14,620,537

	Mexico – 1.4%
	America Movil SAB de CV (A-/A2)
MXN	32,510,000	6.450	12/05/22	2,340,504
	65,400,000	8.460	12/18/36	4,723,054
	Grupo Televisa SAB (BBB+/Baa1)
	122,240,000	7.250	05/14/43	7,397,837

	Corporate Obligations – (continued)
	Mexico – (continued)
	Petroleos Mexicanos (A/Baa1)(b)
MXN	157,613,000	7.650%	11/24/21	$12,555,868

				27,017,263

	Netherlands – 0.4%
	Lukoil International Finance BV (BBB/Baa2)
	$3,240,000	7.250	11/05/19	3,584,250
	1,560,000	6.125	11/09/20	1,618,500
	290,000	4.563	04/24/23	265,713
	1,740,000	4.563 (b)	04/24/23	1,594,275

				7,062,738

	South Africa – 1.4%
	Transnet Ltd. (NR/NR)
ZAR	18,000,000	10.800	11/06/23	1,850,564
	93,000,000	9.500	08/19/25	8,791,791
	61,000,000	8.900	11/14/27	5,590,902
	Transnet Ltd. (A-/A3)
	136,000,000	10.000	03/30/29	11,781,543

				28,014,800

	Thailand – 0.9%
	Bank of Thailand (NR/NR)
THB	172,130,000	2.850	08/19/15	5,366,333
	Bank of Thailand (NR/Baa1)
	71,560,000	2.950	01/14/16	2,234,128
	290,200,000	3.220	03/01/16	9,054,168

				16,654,629

	TOTAL CORPORATE OBLIGATIONS
	(Cost $133,304,932)			$114,058,618

	Municipal Debt Obligations – 0.7%
	Puerto Rico – 0.7%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (BB+/Ba2)
	$100,000	6.000%	07/01/38	$74,807
	585,000	6.000	07/01/44	432,140
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (BB+/Ba2)
	120,000	5.000	07/01/33	80,444
	10,000	5.750	07/01/37	7,262
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (BB+/Ba2)
	25,000	5.750	07/01/41	19,084
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (BB+/Ba2)
	695,000	5.500	07/01/39	523,349
	65,000	5.000	07/01/41	45,388
	Puerto Rico Commonwealth GO Bonds Series 2014 A (BB+/Ba2)
	10,420,000	8.000	07/01/35	9,723,319

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (A+/Baa2)
$90,000	5.250%		08/01/27	$74,908
1,010,000	0.000	(d)	08/01/32	760,470
495,000	5.750		08/01/37	388,432
160,000	6.375		08/01/39	134,038
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (A+/Baa2)
475,000	0.000	(d)	08/01/33	257,697
590,000	5.500		08/01/37	454,465
110,000	5.375		08/01/39	83,049
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (A+/Baa2)
160,000	6.000		08/01/39	128,966
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (A+/Baa2)
530,000	5.500		08/01/28	441,903
140,000	6.125		08/01/29	121,929

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $13,898,044)				$13,751,650

U.S. Treasury Obligations – 3.0%
United States Treasury Bonds (NR/NR)
$22,700,000	3.625%		08/15/43	$22,975,124
23,700,000	3.750	(e)	11/15/43	24,538,270
9,200,000	3.625		02/15/44	9,305,615

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $54,045,654)				$56,819,009

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,648,820,793)				$1,538,181,837

Short-term Investment(f) – 16.7%
Repurchase Agreement – 16.7%
Joint Repurchase Agreement Account II
$320,400,000	0.080%		04/01/14	$320,400,000
(Cost $320,400,000)

TOTAL INVESTMENTS – 96.8%
(Cost $1,969,220,793)				$1,858,581,837

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%				61,477,870

NET ASSETS – 100.0%				$1,920,059,707

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $191,677,259, which represents approximately 10.0% of net assets as of March 31, 2014.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2014.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 126-127.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CRC	—Costa Rican Colon
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/21/14	$5,790,057	$159,057
	HUF/EUR	06/18/14	11,891,850	209,562
	HUF/USD	06/18/14	67,554,769	175,488
	PLN/EUR	06/18/14	5,573,315	52,695
	USD/COP	04/16/14	34,190,248	459,732
Barclays Bank PLC	INR/USD	04/04/14	5,914,513	170,049
	KRW/USD	04/24/14	11,450,001	1,001
	MYR/USD	04/14/14	17,038,250	116,750
	PHP/USD	04/30/14	3,500,813	46,878
	PLN/USD	06/18/14	36,107,819	251,790
	USD/CNH	05/27/14	11,753,944	246,900
	USD/CNH	06/18/14	22,366,278	269,722
	USD/ZAR	06/18/14	2,669,498	2,502
BNP Paribas SA	KRW/USD	04/30/14	5,377,440	94,341
	USD/EUR	06/18/14	11,221,702	49,021
	USD/KRW	05/12/14	11,532,230	9,214
Citibank NA	BRL/USD	04/16/14	49,980,981	2,667,009
	CLP/USD	04/10/14	5,892,922	284,281
	MYR/USD	04/30/14	81,070,968	2,027,320
	PEN/USD	04/16/14	2,737,926	23,616
	PLN/USD	06/18/14	7,424,740	1,319
	ZAR/USD	06/18/14	153,313,080	1,712,819
Credit Suisse International (London)	COP/USD	04/16/14	9,253,904	270,293
	PEN/USD	04/16/14	7,690,866	43,246
	RUB/USD	04/04/14	7,181,105	214,352
	RUB/USD	04/07/14	19,104,001	655,001
	RUB/USD	04/11/14	5,956,973	230,973
	RUB/USD	04/14/14	15,657,259	715,259
	RUB/USD	04/16/14	1,157,864	7,864
	RUB/USD	04/28/14	22,881,974	311,974
	RUB/USD	05/05/14	5,768,795	43,795
Deutsche Bank AG (London)	BRL/USD	04/10/14	5,376,643	142,832
	BRL/USD	04/17/14	2,491,380	46,390
	COP/USD	04/16/14	5,349,613	77,613
	EUR/USD	06/18/14	5,724,838	7,487
	IDR/USD	04/30/14	25,970,700	1,298,507
	MXN/USD	06/18/14	131,297,231	1,984,836
	NGN/USD	04/07/14	9,574,611	98,611
	NGN/USD	05/06/14	10,122,535	29,535
	PLN/EUR	06/18/14	15,134,635	3,812
	PLN/USD	06/18/14	39,916,269	339,367
	RUB/USD	04/04/14	6,047,835	261,035
	RUB/USD	04/16/14	1,223,734	6,855
	USD/CNH	05/27/14	11,225,412	189,588
	USD/CNH	06/18/14	4,896,930	50,826
	USD/EUR	06/18/14	44,739,419	182,677
	USD/THB	05/23/14	22,723,057	167,185
HSBC Bank PLC	BRL/USD	04/10/14	10,809,639	337,734
	HUF/EUR	06/18/14	9,465,379	209,283

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	IDR/USD	04/30/14	$37,912,266	$2,322,619
	MYR/USD	04/30/14	3,440,098	1,899
	MYR/USD	05/02/14	5,843,125	46,811
	TRY/USD	06/18/14	38,984,757	1,110,974
JPMorgan Securities, Inc.	IDR/USD	04/30/14	8,709,973	410,201
	INR/USD	04/04/14	5,682,459	135,454
	MYR/USD	04/14/14	11,505,981	96,862
	PHP/USD	04/11/14	6,641,368	34,083
	PLN/USD	06/18/14	39,134,884	366,013
Morgan Stanley & Co. International PLC	BRL/USD	04/10/14	10,809,639	492,880
	BRL/USD	04/17/14	4,388,655	107,710
	MYR/USD	04/14/14	3,701,439	23,089
	PEN/USD	04/30/14	6,046,105	2,997
	RUB/USD	04/16/14	8,455,426	16,426
	TRY/USD	06/18/14	1,336,317	64,460
	USD/BRL	04/16/14	4,358,051	30,949
Royal Bank of Canada	BRL/USD	04/10/14	10,809,639	323,060
	COP/USD	04/16/14	13,588,637	93,476
	EUR/USD	06/18/14	5,638,057	1,382
	INR/USD	04/04/14	6,503,685	244,922
	KRW/USD	04/24/14	11,462,045	84,045
	MXN/USD	06/18/14	5,790,637	67,194
	ZAR/USD	06/18/14	7,459,365	277,497
Royal Bank of Scotland PLC	MYR/USD	04/30/14	50,620,677	954,427
	TRY/USD	06/18/14	25,155,857	755,297
Standard Chartered Bank	MYR/USD	04/04/14	7,989,402	47,558
	NGN/USD	04/07/14	9,084,412	101,626
	TRY/USD	06/18/14	1,087,337	52,270
	USD/CLP	04/16/14	10,341,021	312,617
	USD/COP	04/16/14	32,870,198	593,171
	USD/EUR	06/18/14	11,298,153	1,168
State Street Bank and Trust	MXN/USD	06/18/14	39,843,311	372,311
UBS AG (London)	BRL/USD	04/07/14	5,976,439	247,439
	BRL/USD	04/10/14	16,242,635	534,778
	BRL/USD	04/11/14	5,916,115	190,115
	BRL/USD	04/14/14	5,884,230	225,230
	BRL/USD	04/17/14	5,797,616	212,616
	MYR/USD	04/11/14	19,367,818	99,668
	PLN/USD	06/18/14	36,107,819	94,686
	RUB/USD	04/14/14	6,025,285	276,198
	RUB/USD	04/16/14	7,017,652	90,104
	USD/COP	04/16/14	33,552,280	578,195
	ZAR/USD	06/18/14	8,090,792	158,792
Westpac Banking Corp.	MYR/USD	04/14/14	1,994,430	13,780
	MYR/USD	04/30/14	52,432,445	660,747
TOTAL				$29,885,792

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/18/14	$6,423,747	$(106,590)
	PLN/HUF	06/18/14	5,720,785	(58,557)
	USD/COP	04/21/14	2,827,539	(10,539)
	USD/KRW	04/03/14	11,526,247	(67,747)
	USD/RUB	04/04/14	2,080,252	(65,939)
	USD/TWD	04/30/14	11,413,901	(35,901)
	USD/ZAR	06/18/14	3,926,712	(70,984)
Barclays Bank PLC	CNH/USD	05/27/14	11,664,943	(178,633)
BNP Paribas SA	EUR/HUF	06/18/14	5,777,804	(41,946)
	KRW/USD	04/03/14	11,535,209	(28,845)
	MXN/USD	06/18/14	7,211,185	(1,037)
	USD/MYR	04/30/14	2,669,736	(55,736)
	USD/MYR	05/02/14	26,014,092	(251,524)
	USD/TRY	06/18/14	3,820,161	(4,161)
	USD/ZAR	06/18/14	6,443,107	(173,941)
Citibank NA	USD/COP	04/16/14	2,848,137	(53,182)
	USD/CRC	05/27/14	2,770,985	(20,985)
	USD/IDR	04/14/14	2,251,179	(39,550)
	USD/ILS	06/18/14	5,721,161	(32,161)
	USD/KRW	04/03/14	5,767,978	(38,728)
	USD/KRW	04/24/14	23,026,944	(430,944)
	USD/KRW	04/30/14	9,810,133	(55,011)
	USD/NGN	04/07/14	13,726,801	(71,916)
	USD/NGN	05/06/14	1,568,280	(9,515)
	USD/NGN	06/16/14	5,487,446	(44,446)
	USD/PEN	04/16/14	2,877,845	(9,685)
	USD/RUB	04/14/14	5,891,751	(251,751)
	USD/RUB	04/16/14	3,081,446	(127,714)
	USD/TRY	06/18/14	5,885,686	(254,686)
Credit Suisse International (London)	EUR/USD	06/18/14	5,627,037	(6,055)
	PEN/USD	04/16/14	4,053,442	(2,462)
	RUB/USD	04/16/14	8,550,179	(16,732)
	USD/CLP	04/07/14	2,328,610	(63,610)
	USD/CLP	04/10/14	5,810,655	(124,655)
	USD/CLP	04/30/14	5,718,627	(29,627)
	USD/CLP	05/09/14	4,785,825	(109,067)
	USD/COP	04/16/14	28,453,654	(896,063)
	USD/COP	04/21/14	2,828,235	(11,235)
	USD/PEN	04/16/14	3,423,619	(18,147)
	USD/RUB	04/04/14	4,925,382	(168,846)
	USD/RUB	04/07/14	17,046,166	(589,166)
	USD/RUB	04/11/14	5,831,067	(182,067)
	USD/RUB	04/14/14	11,721,965	(503,965)
	USD/RUB	04/16/14	11,564,143	(448,719)
	USD/RUB	04/28/14	2,686,659	(36,359)
Deutsche Bank AG (London)	CNH/USD	06/18/14	27,263,209	(134,843)
	EUR/HUF	06/18/14	5,638,312	(60,865)
	EUR/USD	06/18/14	7,521,082	(23,584)
	PHP/USD	04/10/14	4,304,087	(50,198)
	PLN/HUF	06/18/14	5,679,452	(46,511)
	RUB/USD	04/16/14	5,548,225	(8,489)

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London) (continued)	USD/BRL	04/07/14	$7,386,335	$(283,588)
	USD/BRL	04/10/14	54,048,195	(1,733,315)
	USD/IDR	04/14/14	11,464,775	(146,775)
	USD/IDR	04/30/14	3,638,939	(336,939)
	USD/INR	04/04/14	17,887,102	(766,991)
	USD/MXN	06/18/14	2,247,670	(39,127)
	USD/MYR	04/11/14	20,021,757	(118,324)
	USD/MYR	04/30/14	2,796,996	(77,996)
	USD/PHP	04/11/14	8,179,372	(97,408)
	USD/PLN	06/18/14	7,800,603	(83,522)
	USD/THB	04/11/14	7,603,892	(7,913)
	USD/THB	06/20/14	13,063,389	(37,610)
	USD/TRY	06/18/14	149,423,356	(5,935,524)
	USD/TWD	04/21/14	11,244,040	(3,040)
	USD/ZAR	06/18/14	23,025,287	(854,061)
HSBC Bank PLC	KRW/USD	04/03/14	11,516,767	(8,716)
	PHP/USD	04/11/14	5,617,790	(41,210)
	PHP/USD	04/30/14	930,563	(3,024)
	RON/USD	06/18/14	10,717,403	(14,515)
	RUB/USD	04/16/14	21,400,050	(1,046,444)
	USD/BRL	04/16/14	21,043,837	(1,513,214)
	USD/BRL	04/30/14	11,387,802	(9,802)
	USD/IDR	04/14/14	11,443,985	(162,985)
	USD/KRW	05/09/14	11,536,527	(11,044)
	USD/MYR	04/30/14	6,915,847	(226,766)
	USD/RUB	04/14/14	12,838,614	(228,274)
	USD/SGD	06/18/14	11,385,823	(134,823)
	USD/TWD	04/24/14	6,841,062	(62,262)
JPMorgan Securities, Inc.	USD/IDR	04/30/14	3,357,052	(323,052)
	USD/NGN	06/16/14	3,814,674	(33,674)
	USD/TRY	06/18/14	5,922,895	(236,895)
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	11,314,413	(149,587)
	USD/BRL	04/16/14	5,752,957	(443,957)
	USD/BRL	04/17/14	17,452,882	(577,882)
	USD/BRL	04/30/14	5,725,372	(36,372)
	USD/ILS	06/18/14	22,336,417	(11,183)
	USD/MYR	04/14/14	11,308,700	(67,700)
	USD/RUB	04/16/14	1,740,659	(72,235)
	USD/TRY	06/18/14	6,302,372	(304,789)
	USD/TWD	04/25/14	5,657,855	(38,855)
Royal Bank of Canada	USD/BRL	04/07/14	5,937,561	(208,561)
	USD/BRL	04/11/14	5,734,721	(137,721)
	USD/BRL	04/30/14	5,708,529	(19,529)
	USD/MXN	06/18/14	5,270,332	(92,134)
Royal Bank of Scotland PLC	USD/TRY	06/18/14	46,940,918	(2,106,847)
Standard Chartered Bank	USD/PEN	04/16/14	2,878,452	(13,133)
State Street Bank and Trust	USD/MXN	06/18/14	18,205,830	(162,830)
UBS AG (London)	EUR/USD	06/18/14	5,620,149	(13,450)
	USD/BRL	04/07/14	5,814,442	(128,442)
	USD/BRL	04/14/14	5,830,868	(181,868)
	USD/BRL	04/16/14	7,080,976	(248,976)
	USD/CLP	04/28/14	6,749,311	(171,295)

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG (London) (continued)	USD/KRW	04/03/14	$5,757,751	$(28,501)
	USD/SGD	06/18/14	34,654,870	(162,284)
	USD/ZAR	06/18/14	5,786,262	(97,262)
Westpac Banking Corp.	USD/MYR	04/30/14	3,923,461	(131,461)
	USD/SGD	06/18/14	11,471,336	(173,326)
TOTAL				$(26,482,632)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(1,427)	December 2015	$(352,629,537)	$995,695
Eurodollars	(1,595)	March 2016	(392,968,125)	829,273
Eurodollars	(1,595)	June 2016	(391,751,938)	978,589
Ultra Long U.S. Treasury Bonds	(632)	June 2014	(91,304,250)	(1,445,717)
2 Year U.S. Treasury Notes	400	June 2014	87,825,000	(126,829)
5 Year U.S. Treasury Notes	(473)	June 2014	(56,264,828)	417,565
10 Year U.S. Treasury Notes	(1,010)	June 2014	(124,735,000)	619,377
20 Year U.S. Treasury Bonds	395	June 2014	52,621,406	253,704
TOTAL				$2,521,657

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	KRW	48,420,000	(a)	08/10/22	3 month KWCDC	3.120%	$—	$666,149
	CLP	2,809,080		06/07/23	6 month CLICP	5.360	—	(103,718)
	KRW	2,088,990		01/16/24	3 month KWCDC	3.445	—	(29,573)
	MXN	435,070	(a)	04/22/27	9.300%	Mexico Interbank TIIE 28 Days	—	324,412
		158,630	(a)	09/03/27	8.590	Mexico Interbank TIIE 28 Days	—	(168,834)
Barclays Bank PLC	BRL	12,580		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(100,012)
		64,200		01/04/16	11.555	1 month Brazilian Interbank Deposit Average	—	(88,486)
	KRW	26,091,240	(a)	09/18/22	3 month KWCDC	3.300	—	183,427
		30,000,000	(a)	10/09/22	3 month KWCDC	3.120	—	425,329
		6,345,000	(a)	11/21/22	3 month KWCDC	3.150	—	84,429
		19,698,730	(a)	11/29/22	3 month KWCDC	3.225	—	202,100

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC (continued)	KRW	37,196,850	(a)	11/29/22	3 month KWCDC	3.230%	$—	$381,624
		26,791,540	(a)	12/05/22	3 month KWCDC	3.275	—	224,679
	MXN	55,780		05/12/23	5.615%	Mexico Interbank TIIE 28 Days	—	(276,919)
		703,500	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	(1,511,144)
		301,660	(a)	07/30/27	8.650	Mexico Interbank TIIE 28 Days	—	(260,598)
	KRW	6,115,600		01/24/28	3 month KWCDC	3.000	23	217,941
	MXN	250,850		11/05/32	6.747	Mexico Interbank TIIE 28 Days	(2,860)	(1,761,185)
Citibank NA	BRL	36,640		01/04/16	12.170	1 month Brazilian Interbank Deposit Average	—	67,177
		52,500		01/04/16	8.640	1 month Brazilian Interbank Deposit Average	—	(1,117,803)
		67,890		01/04/16	1 month Brazilian Interbank Deposit Average	12.640	—	(313,547)
		82,860		01/04/16	10.090	1 month Brazilian Interbank Deposit Average	—	(811,776)
		84,860		01/04/16	11.605	1 month Brazilian Interbank Deposit Average	—	(182,210)
	KRW	26,353,510		03/07/17	2.875	3 month KWCDC	—	(8,427)
	PLN	16,700		01/21/18	6 month WIBOR	3.590	—	(44,867)
	ZAR	166,000		05/31/18	6.500	3 month JIBAR	—	(622,176)
	CLP	1,495,220		03/13/19	6 month CLICP	4.650	—	(14,345)
	ZAR	306,200		11/02/19	6.590	3 month JIBAR	—	(1,704,714)
		162,000		05/30/20	6.623	3 month JIBAR	—	(1,023,680)
	KRW	12,519,550		05/06/23	3 month KWCDC	2.720	—	504,323
	PLN	8,140		07/29/23	6 month WIBOR	3.840	—	(27,057)
	MXN	94,190	(a)	09/03/27	8.520	Mexico Interbank TIIE 28 Days	—	(113,991)
	KRW	19,730,000	(a)	03/13/28	3 month KWCDC	3.165	—	244,130
Credit Suisse International (London)	CLP	5,864,500		03/28/16	6 month CLICP	3.860	—	(6,286)
		4,742,700		03/31/16	6 month CLICP	3.850	—	(567)
		1,346,570		02/25/19	6 month CLICP	4.580	—	(6,335)
		5,113,230		02/28/19	6 month CLICP	4.573	—	(20,419)
		2,415,320		03/06/19	6 month CLICP	4.610	—	(16,133)
		567,780		03/13/19	6 month CLICP	4.660	—	(5,902)
		442,000		03/26/19	6 month CLICP	4.540	—	137

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	BRL	71,300		01/04/16	8.860%	1 month Brazilian Interbank Deposit Average	$—	$(1,406,319)
		363,010		04/01/14	10.130	1 month Brazilian Interbank Deposit Average	—	(2,840)
		42,100		01/04/16	10.370	1 month Brazilian Interbank Deposit Average	—	(332,109)
		53,610		01/04/16	12.005	1 month Brazilian Interbank Deposit Average	—	9,598
		56,320		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(456,617)
		82,570		01/04/16	10.335	1 month Brazilian Interbank Deposit Average	—	(679,689)
		85,220		01/04/16	11.865	1 month Brazilian Interbank Deposit Average	—	(54,187)
		264,380		01/04/16	8.275	1 month Brazilian Interbank Deposit Average	—	(6,262,171)
	KRW	11,710,120		03/03/17	2.850	3 month KWCDC	—	(11,183)
	ZAR	132,550		05/30/18	6.520	3 month JIBAR	—	(485,285)
		162,430		05/31/18	6.530	3 month JIBAR	—	(589,029)
		66,000		06/07/18	7.110	3 month JIBAR	—	(110,829)
		168,500		06/07/18	7.100	3 month JIBAR	—	(288,794)
	CLP	4,106,880		10/03/18	6 month CLICP	4.990%	—	(184,799)
		1,802,040		10/22/18	6 month CLICP	4.860	—	(60,520)
		1,657,400		02/24/19	6 month CLICP	4.595	—	(9,951)
		2,098,000		03/26/19	6 month CLICP	4.550	—	(1,080)
		3,354,300		03/27/19	6 month CLICP	4.556	—	(3,353)
	ZAR	190,000		01/02/20	6.200	3 month JIBAR	(1,123)	(1,408,068)
		7,820		05/23/21	6.550	3 month JIBAR	—	(63,775)
	KRW	22,865,240	(a)	09/14/22	3 month KWCDC	3.210	—	239,857
		26,091,240	(a)	09/18/22	3 month KWCDC	3.320	—	163,139
		5,000,000	(a)	01/08/23	3 month KWCDC	3.390	—	22,080
	ZAR	71,290		05/29/23	7.170	3 month JIBAR	—	(499,814)
	KRW	17,289,860		08/23/23	3.620	3 month KWCDC	—	471,575
		2,500,000		01/22/24	3 month KWCDC	3.470	—	(40,091)
	MXN	159,380	(a)	04/22/27	9.290	Mexico Interbank TIIE 28 Days	—	115,430
		159,100	(a)	06/11/27	8.700	Mexico Interbank TIIE 28 Days	—	(103,570)

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc. (continued)	MXN	94,990	(a)	09/22/27	7.940%	Mexico Interbank TIIE 28 Days	$—	$(233,037)
		28,000		02/24/28	7.510	Mexico Interbank TIIE 28 Days	—	(100,168)
HSBC Bank PLC	KRW	12,510,000		06/19/23	3 month KWCDC	3.175%	—	85,574
JPMorgan Securities, Inc.	BRL	82,470		01/04/16	11.826	1 month Brazilian Interbank Deposit Average	—	(71,736)
		153,100		01/04/16	9.980	1 month Brazilian Interbank Deposit Average	—	(1,533,024)
		266,920		01/02/17	1 month Brazilian Interbank Deposit Average	9.040	—	7,522,014
	CLP	2,278,820		03/04/19	6 month CLICP	4.590	—	(11,767)
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,435)	(293,271)
	PLN	100		07/26/22	6 month WIBOR	4.570	—	(1,643)
	KRW	23,074,380	(a)	11/29/22	3 month KWCDC	3.220	—	245,638
	MXN	179,750		05/30/23	6.320	Mexico Interbank TIIE 28 Days	—	(157,095)
	KRW	5,318,590		01/13/24	3 month KWCDC	3.465	—	(84,258)
		5,516,960		01/15/24	3 month KWCDC	3.445	—	(78,276)
		4,822,900		01/27/24	3 month KWCDC	3.382	—	(42,653)
Morgan Stanley & Co. International PLC	BRL	46,050		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	—	(409,969)
	KRW	30,275,070		03/04/17	2.877	3 month KWCDC	—	(7,015)
		82,000,000	(a)	01/08/23	3 month KWCDC	3.380	—	393,649
		14,200,000	(a)	02/05/23	3 month KWCDC	3.315	—	106,731
		28,000,000	(a)	03/03/28	3 month KWCDC	3.135	—	374,210
Morgan Stanley Capital Services, Inc.	CLP	1,333,530		03/12/19	6 month CLICP	4.640	—	(11,784)
TOTAL							$(5,395)	$(13,155,121)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)(a)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	176,620		01/06/16	6.168%	3 month JIBAR	$33	$(129,024)
	162,180		01/06/16	6.211	3 month JIBAR	30	(105,771)
	51,550		01/09/16	6.218	3 month JIBAR	10	(35,130)
	163,160		01/14/16	6.190	3 month JIBAR	30	(119,578)
	112,380		03/25/16	6.980	3 month JIBAR	(334)	18,930
	111,920		03/26/16	6.990	3 month JIBAR	(338)	20,546
PLN	8,470		03/10/19	6 month WIBOR	3.565%	14	3,951
	4,260		03/10/19	6 month WIBOR	3.570	7	1,662
ZAR	78,920		08/20/23	8.510	3 month JIBAR	55	102,290
	$64,600	(a)	06/18/29	3 month LIBOR	3.500	(896,006)	(492,370)
	TOTAL					$(896,499)	$(734,494)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date(b)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	TRY	91,670,000	$40,986,319	3/26/2015	12.04%	3 month LIBOR	$43,934	$2,507,704
		66,690,000	30,507,777	3/31/2015	11.58	3 month LIBOR	90,445	868,658
		12,250,000	5,617,205	3/10/2016	11.07	3 month LIBOR	43,956	214,440
Deutsche Bank Securities, Inc.	TRY	25,510,000	$11,362,523	3/13/2016	11.48	3 month LIBOR	(89,778)	834,672
Morgan Stanley & Co. International PLC	TRY	44,071,000	$19,653,935	3/23/2015	11.67	3 month LIBOR	(188,929)	1,149,002
		34,060,000	15,265,670	3/25/2015	11.84	3 month LIBOR	29,705	870,492
		46,790,000	21,351,160	3/28/2015	11.65	3 month LIBOR	82,978	790,142
TOTAL							$12,311	$7,235,110

(b)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	People’s Republic of China 4.250% 10/28/14	$3,170	(1.000)%	03/20/19	0.868%	$(12,069)	$(8,928)
Citibank NA		21,550	(1.000)	03/20/19	0.868	(77,824)	(64,922)
		15,710	(1.000)	06/20/19	0.914	(11,664)	(60,978)
JPMorgan Securities, Inc.		3,310	(1.000)	03/20/19	0.868	(11,711)	(10,214)
TOTAL						$(113,268)	$(145,042)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 100.7%
Collateralized Mortgage Obligations – 9.2%
Adjustable Rate Non-Agency(a) – 1.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$192,290	2.674%	04/25/35	$186,870
American Home Mortgage Investment Trust Series 2004-3, Class 1A
553	0.896	10/25/34	550
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,084,406	2.388	07/25/35	994,028
Countrywide Alternative Loan Trust Series 2005-16, Class A1
733,823	1.776	06/25/35	651,282
Countrywide Alternative Loan Trust Series 2005-38, Class A1
208,387	1.629	09/25/35	183,578
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
314,822	0.396	01/19/36	202,452
Impac CMB Trust Series 2004-08, Class 1A
74,113	0.876	10/25/34	63,561
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
930,251	2.458	10/25/34	925,510

			3,207,831

Interest Only(b) – 0.6%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
57,196	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
6,438	5.250	07/25/33	293
FHLMC REMIC Series 4272, Class SY(a)
297,648	5.945	06/15/38	46,328
FHLMC REMIC Series 4273, Class PS(a)
886,739	5.945	11/15/43	114,504
FNMA REMIC Series 2005-92, Class SC(a)
329,933	6.526	10/25/35	55,232
FNMA REMIC Series 2008-18, Class SC(a)
568,015	5.696	03/25/38	72,607
FNMA REMIC Series 2010-126, Class LS(a)
975,523	4.846	11/25/40	180,285
FNMA REMIC Series 2010-129, Class SM(a)
645,734	5.846	11/25/40	88,165
FNMA REMIC Series 2012-11, Class GS(a)
667,873	5.846	05/25/40	102,679
GNMA Series 2011-99, Class DS(a)
3,947,302	5.945	07/16/41	698,586
GNMA Series 2013-113, Class SD(a)
608,582	6.545	08/16/43	93,400
GNMA Series 2013-182, Class PI
191,906	4.500	12/20/43	40,185
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
19,842	0.123	08/25/33	135
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
5,341	0.320	07/25/33	46

			1,492,445

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – 0.4%
GNMA Series 2001-48, Class SA
$7,818	25.984%	10/16/31	$11,828
GNMA Series 2001-51, Class SB
7,637	25.984	10/16/31	12,424
GNMA Series 2010-1, Class SD
53,395	5.633	01/20/40	7,983
GNMA Series 2010-35, Class DS
202,771	5.523	03/20/40	34,438
GNMA Series 2010-85, Class SN
124,564	5.783	07/20/40	22,949
GNMA Series 2010-9, Class XD
1,379,963	6.445	01/16/40	272,979
GNMA Series 2010-98, Class QS
493,166	6.443	01/20/40	84,903
GNMA Series 2011-17, Class SA
558,360	5.943	09/20/40	90,707
GNMA Series 2011-61, Class CS
472,048	6.523	12/20/35	68,434
GNMA Series 2011-79, Class AS
359,567	5.953	07/20/37	34,593
GNMA Series 2013-111, Class SA
107,866	6.543	07/20/43	21,528
GNMA Series 2013-113, Class SA
354,294	6.543	08/20/43	70,831
GNMA Series 2013-148, Class SA
463,756	6.043	10/20/43	82,551

			816,148

Planned Amortization Class – 0.5%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,049,133

Sequential Fixed Rate – 4.0%
FHLMC REMIC Series 2042, Class N
156,181	6.500	03/15/28	172,948
FHLMC REMIC Series 4248, Class LM
1,898,302	6.500	05/15/41	2,193,657
FNMA REMIC Series 2000-16, Class ZG
320,767	8.500	06/25/30	377,746
FNMA REMIC Series 2005-62, Class ZL
319,341	5.500	07/25/35	351,972
FNMA REMIC Series 2010-95, Class ZC
819,600	5.000	09/25/40	904,692
FNMA REMIC Series 2011-52, Class GB
1,200,000	5.000	06/25/41	1,296,708
FNMA REMIC Series 2011-99, Class DB
1,075,000	5.000	10/25/41	1,162,724
FNMA REMIC Series 2012-111, Class B
379,283	7.000	10/25/42	426,992
FNMA REMIC Series 2012-153, Class B
1,156,581	7.000	07/25/42	1,301,713
GNMA Series 2009-61, Class AZ
911,836	5.500	08/20/39	984,797

			9,173,949

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – 1.3%
FHLMC REMIC Series 4103, Class BF
$2,526,180	0.505%	12/15/38	$2,516,793
FNMA REMIC Series 2011-63, Class FG
408,390	0.604	07/25/41	409,962

			2,926,755

Support – 1.0%
FNMA REMIC Series 2005-59, Class KZ
1,985,796	5.500	07/25/35	2,199,514

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$20,865,775

Commercial Mortgage-Backed Securities – 16.9%
Sequential Fixed Rate – 5.2%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
$4,152,592	5.602%	06/11/50	$4,633,592
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,195,445
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
1,400,000	2.637	01/25/23	1,351,401
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
3,450,000	3.111	02/25/23	3,447,424

			11,627,862

Sequential Floating Rate(a) – 11.7%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.611	04/10/49	166,168
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,305,583	6.047	12/10/49	2,599,298
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,625,972	5.799	12/10/49	2,934,192
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3
2,804,617	5.792	06/15/38	3,035,223
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
700,000	3.034	10/25/20	722,062
FREMF Mortgage Trust Series 2012-K706, Class B(d)
900,000	4.024	11/25/44	929,229
FREMF Mortgage Trust Series 2012-K706, Class C(d)
625,000	4.024	11/25/44	625,551
FREMF Mortgage Trust Series 2012-K707, Class C(d)
425,000	3.883	01/25/47	422,318
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,644,820	5.819	08/10/45	4,051,684
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
754,934	5.866	09/15/45	850,283
ML-CFC Commercial Mortgage Trust Series 2006-2, Class A4
4,560,000	5.868	06/12/46	4,955,986

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – (continued)
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
$50,000	5.478%	02/12/44	$54,690
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,821
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
1,216,036	5.509	11/12/49	1,336,104
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
2,191,494	6.009	06/15/45	2,386,260
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(d)
1,300,000	4.869	02/15/44	1,437,265

			26,555,134

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$38,182,996

Federal Agencies – 74.6%
Adjustable Rate FHLMC(a) – 0.2%
$127,459	2.375%	04/01/33	$134,687
59,477	2.363	09/01/33	62,847
29,434	2.232	10/01/34	30,968
49,869	2.375	11/01/34	52,789
52,514	2.398	02/01/35	55,758
172,464	2.394	06/01/35	182,507

			519,556

Adjustable Rate FNMA(a) – 0.8%
6,400	2.213	07/01/22	6,538
19,527	2.034	07/01/27	20,102
23,672	2.034	11/01/27	24,363
6,950	2.034	01/01/31	7,189
8,496	2.034	06/01/32	8,797
10,777	2.213	08/01/32	11,130
44,021	2.213	05/01/33	45,506
20,050	1.790	06/01/33	20,720
238,403	2.376	06/01/33	252,130
16,422	2.349	07/01/33	17,345
233,412	2.033	08/01/33	240,688
1,780	2.625	09/01/33	1,895
1,028	2.199	12/01/33	1,068
124,282	2.293	12/01/33	131,541
4,685	2.419	04/01/34	4,963
347,428	2.655	08/01/34	369,848
58,538	2.420	11/01/34	62,050
78,322	2.320	02/01/35	82,769
109,109	2.248	03/01/35	115,414
62,539	2.658	04/01/35	66,565
129,857	2.624	05/01/35	138,217
17,379	2.034	11/01/35	17,892
66,427	2.034	12/01/37	68,432
41,235	2.034	01/01/38	42,475
26,579	2.034	11/01/40	27,490

			1,785,127

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – 0.8%
$36,594	1.625%	06/20/23	$37,380
17,234	1.625	07/20/23	17,606
17,868	1.625	08/20/23	18,256
46,953	1.625	09/20/23	47,982
13,626	1.625	03/20/24	13,935
118,269	1.625	04/20/24	120,983
14,462	1.625	05/20/24	14,797
100,574	1.625	06/20/24	102,911
22,223	2.000	06/20/24	23,043
33,858	1.625	07/20/24	34,649
34,903	2.000	07/20/24	36,205
61,082	1.625	08/20/24	62,517
31,849	2.000	08/20/24	33,044
29,348	1.625	09/20/24	30,041
36,651	2.000	11/20/24	38,050
13,951	2.000	12/20/24	14,487
20,427	2.500	12/20/24	21,567
24,419	2.000	01/20/25	25,361
12,922	2.000	02/20/25	13,424
44,239	2.000	05/20/25	45,988
37,123	2.000	07/20/25	38,607
17,927	1.625	02/20/26	18,393
914	1.625	07/20/26	938
23,423	1.625	01/20/27	24,064
23,965	2.000	01/20/27	24,971
17,393	1.625	02/20/27	17,871
128,678	1.625	04/20/27	132,245
14,825	1.625	05/20/27	15,237
14,860	1.625	06/20/27	15,275
5,339	1.625	11/20/27	5,491
21,013	1.625	12/20/27	21,615
41,548	1.625	01/20/28	42,742
14,897	1.625	02/20/28	15,327
16,084	1.625	03/20/28	16,550
76,202	1.625	07/20/29	78,540
37,690	1.625	08/20/29	38,801
9,795	1.625	09/20/29	10,085
38,884	1.625	10/20/29	40,089
46,296	1.625	11/20/29	47,735
11,927	1.625	12/20/29	12,298
14,733	1.625	01/20/30	15,194
7,121	1.625	02/20/30	7,345
38,908	1.625	03/20/30	40,131
43,937	1.625	04/20/30	45,327
66,795	1.625	05/20/30	68,909
49,120	2.000	05/20/30	51,604
10,100	1.625	06/20/30	10,407
97,191	2.000	07/20/30	102,138
19,266	2.000	09/20/30	20,208
35,232	1.625	10/20/30	36,366

			1,766,729

FHLMC – 22.5%
44	6.000	12/01/14	45
4,304	6.000	03/01/16	4,455
450	5.000	09/01/16	467

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$4,160	5.000%	11/01/16	$4,407
15,577	5.000	01/01/17	16,526
22,926	5.000	02/01/17	24,430
18,660	5.000	03/01/17	19,885
36,447	5.000	04/01/17	38,842
1,061	5.000	05/01/17	1,130
1,010	5.000	08/01/17	1,077
111,762	5.000	09/01/17	119,105
130,122	5.000	10/01/17	138,671
75,893	5.000	11/01/17	80,881
72,618	5.000	12/01/17	77,388
90,181	5.000	01/01/18	96,022
216,275	5.000	02/01/18	229,448
206,647	5.000	03/01/18	219,605
188,158	5.000	04/01/18	200,145
21,608	4.500	05/01/18	22,880
144,321	5.000	05/01/18	153,573
35,428	5.000	06/01/18	37,560
37,422	5.000	07/01/18	39,524
17,210	5.000	08/01/18	18,226
14,507	5.000	09/01/18	15,465
43,666	5.000	10/01/18	46,509
51,953	5.000	11/01/18	55,307
23,399	5.000	12/01/18	24,946
4,852	5.000	01/01/19	5,172
653	5.000	02/01/19	698
168,448	5.500	04/01/20	184,497
536,411	5.000	11/01/22	582,181
498,177	4.500	08/01/23	534,425
1,730,870	4.500	06/01/26	1,851,446
60,335	7.000	04/01/31	67,200
1,069,132	7.000	09/01/31	1,212,156
736,115	4.000	02/01/32	776,151
304,936	7.000	04/01/32	344,787
717,504	7.000	05/01/32	811,273
263,071	5.000	10/01/33	286,788
21,359	5.500	12/01/33	23,631
297,431	5.500	04/01/35	328,171
11,748	5.000	07/01/35	12,813
262,006	5.000	12/01/35	285,750
153,137	5.500	01/01/36	168,468
470	5.500	02/01/36	517
40,615	4.000	08/01/36	42,185
103,736	4.000	09/01/36	107,743
115,437	4.000	10/01/36	119,897
183,400	4.000	12/01/36	190,485
2,344	5.000	02/01/37	2,552
268,234	5.500	04/01/37	294,499
10,351	5.500	01/01/38	11,364
685,084	5.500	08/01/38	752,251
767,532	5.500	09/01/38	842,782
1,118,341	7.000	02/01/39	1,258,229
1,003,806	5.000	05/01/39	1,090,860
1,710,737	5.000	07/01/39	1,859,099
643,272	4.500	09/01/39	689,206
79,479	5.000	08/01/40	86,552

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$68,448	5.000%	10/01/40		$74,539
159,899	4.500	02/01/41		170,742
20,844	4.500	03/01/41		22,258
10,236	5.000	06/01/41		11,172
445,648	3.500	04/01/42		448,590
84,027	3.000	05/01/42		81,040
178,051	3.500	05/01/42		179,227
362,600	3.500	06/01/42		365,504
913,244	3.500	07/01/42		919,273
310,827	3.000	08/01/42		300,467
212,225	3.000	09/01/42		204,680
593,611	3.000	10/01/42		572,644
994,354	4.000	10/01/42		1,025,156
9,050,052	3.000	11/01/42		8,744,299
2,942,483	3.000	12/01/42		2,846,829
7,384,804	3.000	01/01/43		7,143,103
1,904,142	3.000	02/01/43		1,836,713
1,380,298	3.000	03/01/43		1,332,482
1,450,942	3.000	04/01/43		1,401,186
2,984,955	3.000	05/01/43		2,878,813
3,000,000	3.000	TBA-30yr	(e)	2,891,133
1,000,000	4.000	TBA-30yr	(e)	1,037,656

				50,997,853

FNMA – 39.1%
546	5.500	04/01/16		582
554	5.500	08/01/16		591
9,016	5.500	11/01/16		9,619
6,773	5.500	12/01/16		7,225
10,119	5.500	01/01/17		10,795
860	5.500	05/01/17		927
3,686	5.500	07/01/17		3,975
517	5.500	09/01/17		558
8,326	5.500	01/01/18		8,979
7,720	5.500	02/01/18		8,326
729	6.000	02/01/18		811
846,832	2.800	03/01/18		880,681
203,945	5.000	03/01/18		214,703
15,589	5.500	04/01/18		16,551
2,530,000	3.840	05/01/18		2,729,606
3,767	5.500	05/01/18		4,015
8,223	6.000	05/01/18		9,143
261,983	5.000	06/01/18		276,533
753,511	4.000	08/01/18		796,902
14,006	5.000	09/01/18		14,813
69,633	6.000	11/01/18		77,434
36,758	7.000	11/01/18		38,401
498,748	4.500	12/01/18		528,835
111,911	6.000	12/01/18		124,461
101,250	6.000	01/01/19		112,602
2,885	5.500	02/01/19		3,167
17,084	5.500	04/01/19		18,754
33,237	6.000	04/01/19		36,958
2,436	5.500	05/01/19		2,649
7,054	6.000	05/01/19		7,846
16,132	5.500	07/01/19		17,708

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$45,670	5.500%	08/01/19		$50,132
21,127	5.500	09/01/19		23,191
52,508	5.500	10/01/19		57,638
18,299	5.500	11/01/19		20,087
12,079	5.500	12/01/19		13,259
72,160	5.500	02/01/20		79,211
285,668	4.500	03/01/20		302,901
856,726	3.416	10/01/20		892,300
25,606	5.500	01/01/21		28,108
35,407	7.000	09/01/21		39,636
112,489	7.000	06/01/22		126,839
45,639	7.000	07/01/22		51,546
4,183	4.500	04/01/23		4,467
497,405	6.000	06/01/26		558,588
546	7.000	01/01/29		628
1,894	7.000	09/01/29		2,182
17,618	7.000	08/01/31		19,764
1,529	7.000	03/01/32		1,757
2,218	7.000	04/01/32		2,548
1,338	7.000	05/01/32		1,538
7,143	7.000	06/01/32		8,207
1,529	7.000	07/01/32		1,756
77,835	6.000	01/01/33		87,764
4,433	6.000	02/01/33		4,998
334,835	5.500	04/01/33		371,669
611,929	5.500	05/01/33		681,392
385,723	5.500	06/01/33		429,508
243,853	5.500	07/01/33		271,534
41,767	5.000	08/01/33		45,704
2,859	5.000	09/01/33		3,127
42,405	5.500	09/01/33		47,192
27,347	5.500	12/01/33		30,451
136,329	5.500	02/01/34		151,617
11,025	5.500	03/01/34		12,237
29,793	5.500	04/01/34		33,122
3,724	5.500	06/01/34		4,145
98,108	5.500	07/01/34		108,968
14,804	5.500	08/01/34		16,443
47,982	5.500	10/01/34		53,226
66,292	5.500	11/01/34		73,805
514,484	5.500	12/01/34		571,317
358	6.000	12/01/34		398
5,380	5.500	01/01/35		5,990
1,307,649	5.000	02/01/35		1,430,361
425,606	5.500	02/01/35		473,891
32,621	5.500	03/01/35		36,318
296,356	6.000	04/01/35		334,147
76,840	5.500	05/01/35		85,276
62,448	5.000	06/01/35		68,339
8,852	5.500	06/01/35		9,778
354,773	5.000	07/01/35		388,212
16,156	5.500	07/01/35		17,847
166,044	5.500	08/01/35		184,777
17,562	5.500	09/01/35		19,417
14,530	5.500	10/01/35		16,102
171,902	6.000	10/01/35		191,101

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$68,806	5.500%	12/01/35		$76,294
4,638	6.000	12/01/35		5,156
8,947	5.500	01/01/36		9,916
240	5.500	02/01/36		265
34,176	5.500	04/01/36		37,702
5,451	6.000	04/01/36		6,059
66,142	5.500	07/01/36		72,947
84,422	4.000	09/01/36		87,848
59,701	5.500	09/01/36		66,467
95,165	4.000	02/01/37		98,998
6,066	5.500	02/01/37		6,697
104,393	5.500	04/01/37		115,995
109,907	6.000	04/01/37		122,301
1,395	5.500	05/01/37		1,540
63,420	5.000	06/01/37		69,222
593	5.500	06/01/37		655
10,589	5.500	07/01/37		11,692
1,513,185	5.500	08/01/37		1,679,152
193,919	6.500	10/01/37		217,334
118,527	6.000	11/01/37		131,892
308	5.500	12/01/37		341
113,537	5.500	01/01/38		126,404
94,440	5.500	02/01/38		105,135
13,095	5.500	03/01/38		14,459
43,517	5.500	04/01/38		48,088
10,744	5.500	05/01/38		11,879
216,116	6.000	05/01/38		240,486
5,681	5.500	06/01/38		6,273
3,017	5.500	07/01/38		3,335
3,214,276	5.500	08/01/38		3,567,559
5,082	5.500	09/01/38		5,610
289,106	6.000	09/01/38		321,755
264,766	6.000	11/01/38		294,622
126,801	5.500	12/01/38		141,165
959,598	5.000	01/01/39		1,050,144
300,247	6.000	01/01/39		334,154
591,548	6.500	01/01/39		663,100
11,671	5.500	02/01/39		12,921
766,868	7.000	03/01/39		862,273
18,559	5.500	06/01/39		20,464
13,141	4.000	08/01/39		13,667
610,973	6.000	09/01/39		679,870
202,936	6.000	10/01/39		225,856
16,508	5.500	11/01/39		18,204
152,716	6.000	10/01/40		169,937
70,554	4.500	12/01/40		75,346
287,288	4.500	01/01/41		306,800
832,668	4.500	02/01/41		889,775
22,359	5.000	04/01/41		24,482
5,823,021	6.000	05/01/41		6,479,655
737,455	4.500	07/01/41		787,193
164,583	4.500	08/01/41		175,634
505,279	4.500	09/01/41		539,101
43,061	4.500	10/01/41		45,946
466,338	3.000	08/01/42		452,229
605,157	3.000	09/01/42		586,710

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$820,092	3.000%	10/01/42		$795,202
901,214	3.000	11/01/42		873,701
4,586,975	3.000	12/01/42		4,442,293
100,606	2.500	01/01/43		93,148
4,373,144	3.000	01/01/43		4,236,987
1,396,145	3.000	02/01/43		1,353,329
2,625,377	3.000	03/01/43		2,541,208
2,350,225	3.000	04/01/43		2,274,383
878,305	2.500	05/01/43		813,154
2,759,573	3.000	05/01/43		2,670,715
96,089	3.000	06/01/43		93,232
826,541	3.000	07/01/43		801,971
3,000,000	2.500	TBA-30yr	(e)	2,775,469
8,000,000	3.000	TBA-30yr	(e)	7,723,125
2,000,000	4.500	TBA-30yr	(e)	2,133,750
16,000,000	5.000	TBA-30yr	(e)	17,429,336
1,000,000	6.000	TBA-30yr	(e)	1,114,844

				88,795,157

GNMA – 11.2%
136,553	5.500	07/15/20		145,375
302,336	3.950	07/15/25		315,274
12,096	6.000	04/15/26		13,598
1,069	6.500	01/15/32		1,233
2,399	6.500	02/15/32		2,767
1,126,676	5.500	04/15/33		1,266,183
9,753	5.000	11/15/33		10,800
2,389	6.500	08/15/34		2,756
3,542	6.500	01/15/36		3,996
2,238	6.500	02/15/36		2,548
5,366	6.500	03/15/36		6,110
11,882	6.500	04/15/36		13,530
47,789	6.500	05/15/36		54,419
42,126	6.500	06/15/36		47,969
278,790	6.500	07/15/36		317,463
321,710	6.500	08/15/36		366,337
379,769	6.500	09/15/36		432,455
262,392	6.500	10/15/36		298,795
168,086	6.500	11/15/36		191,407
108,211	6.500	12/15/36		123,223
64,283	6.500	01/15/37		73,154
26,502	6.500	02/15/37		30,111
13,812	6.500	03/15/37		15,697
18,480	6.500	04/15/37		20,974
31,241	6.500	05/15/37		35,458
25,200	6.500	08/15/37		28,602
42,061	6.500	09/15/37		47,739
42,943	6.500	10/15/37		48,741
28,208	6.500	11/15/37		32,015
209,925	6.500	12/15/37		239,046
8,542	6.500	05/15/38		9,673
9,267	6.500	11/15/38		10,518
7,674	6.500	02/15/39		8,739
52,582	6.500	05/15/40		60,639
40,979	6.500	07/15/40		46,664
523,873	5.000	07/15/41		574,791

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$570,627	5.000%	11/15/41		$626,091
39,001	2.500	12/20/42		36,895
7,000,000	3.000	TBA-30yr	(e)	6,883,516
9,000,000	4.500	TBA-30yr	(e)	9,705,937
3,000,000	5.000	TBA-30yr	(e)	3,277,266

				25,428,504

TOTAL FEDERAL AGENCIES				$169,292,926

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $226,869,826)				$228,341,697

Asset-Backed Securities(a) – 1.4%
Home Equity – 0.1%
Countrywide Home Equity Loan Trust Series 2003-D, Class A
$15,065	0.415%	06/15/29		$14,790
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
39,841	0.375	12/15/29		34,907
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
147,179	0.435	02/15/34		122,846
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
183,678	0.636	03/25/34		170,205

				342,748

Student Loan – 1.3%
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
573,236	0.393	06/27/22		572,538
Education Funding Capital Trust I Series 2004-1, Class A2
105,984	0.393	12/15/22		105,626
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(d)
1,783,656	0.954	06/25/26		1,796,566
Northstar Education Finance, Inc. Series 2004-1, Class A4
177,778	0.425	04/29/19		177,739
Northstar Education Finance, Inc. Series 2005-1, Class A1
79,815	0.335	10/28/26		79,468
US Education Loan Trust LLC Series 2006-1, Class A2(d)
107,978	0.366	03/01/25		107,734

				2,839,671

TOTAL ASSET-BACKED SECURITIES
(Cost $3,212,575)				$3,182,419

U.S. Treasury Obligation(f) – 11.2%
United States Treasury Bill
$25,500,000	0.000%	04/24/14		$25,499,511

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $255,580,201)				$257,023,627

Short-term Investment(g) – 7.4%
Repurchase Agreement – 7.4%
Joint Repurchase Agreement Account II
$16,900,000	0.080%	04/01/14		$16,900,000
(Cost $16,900,000)

TOTAL INVESTMENTS – 120.7%
(Cost $272,480,201)				$273,923,627

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.7)%				(47,058,710)

NET ASSETS – 100.0%				$226,864,917

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,318,663, which represents approximately 2.3% of net assets as of March 31, 2014.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $54,972,032 which represents approximately 24.2% of net assets as of March 31, 2014.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 126-127.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FHLMC (Proceeds Receivable: $1,085,938)	5.000%	TBA-30yr	04/10/2014	$(1,000,000)	$(1,086,797)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(58)	December 2015	$(14,332,525)	$40,470
Eurodollars	(58)	March 2016	(14,289,750)	30,118
Eurodollars	(58)	June 2016	(14,245,525)	35,425
Ultra Long U.S. Treasury Bonds	29	June 2014	4,189,594	30,204
2 Year U.S Treasury Notes	67	June 2014	14,710,687	(22,722)
5 Year U.S Treasury Notes	(201)	June 2014	(23,909,578)	133,916
10 Year U.S Treasury Notes	86	June 2014	10,621,000	(145)
20 Year U.S. Treasury Bonds	19	June 2014	2,531,156	2,761
TOTAL				$250,027

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$8,800	05/25/16	2.920%	3 month LIBOR	$(19,007)	$11,509
16,300	06/18/16	3 month LIBOR	0.750%	(37,065)	15,667
1,400	02/01/17	3 month LIBOR	1.625	(793)	2,449
7,300	11/25/17	3 month LIBOR	1.675	8,220	43,903
23,400	03/24/18	2.780	3 month LIBOR	(827)	(1,366)
19,700	06/18/19	2.000	3 month LIBOR	186,604	(144,129)
4,200	03/24/22	3 month LIBOR	2.933	21	(10,476)
3,900	11/25/23	3 month LIBOR	3.511	9,553	(53,934)
4,200	01/30/24	4.252	3 month LIBOR	24,312	17,080
13,300	06/18/24	3 month LIBOR	3.000	5,108	(85,093)
1,400	01/30/39	3 month LIBOR	4.370	(12,515)	(26,224)

TOTAL				$163,611	$(230,614)

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Received	Unrealized Gain (Loss)
JPMorgan Securities, Inc.	$904	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	$2,039	$(2,686)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Dynamic Emerging Markets Debt	$4,100,000	$4,100,009	$4,197,470
Emerging Markets Debt	96,800,000	96,800,215	99,101,240
High Yield	108,700,000	108,700,242	111,284,140
High Yield Floating Rate	480,400,000	480,401,068	491,820,616
Investment Grade Credit	10,800,000	10,800,024	11,056,750
Local Emerging Markets Debt	320,400,000	320,400,712	328,016,914
U.S. Mortgages	16,900,000	16,900,038	17,301,766

REPURCHASE AGREEMENTS — At March 31, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
BNP Paribas Securities Co.	0.080%	$1,022,037	$24,130,043	$27,096,444	$119,752,817	$2,692,196	$79,868,449	$4,212,786
Citigroup Global Markets, Inc.	0.090	429,427	10,138,674	11,385,060	50,316,310	1,131,174	33,558,172	1,770,078
Merrill Lynch & Co., Inc.	0.080	930,827	21,976,589	24,678,256	109,065,633	2,451,933	72,740,693	3,836,822
TD Securities (USA) LLC	0.070	601,198	14,194,143	15,939,084	70,442,834	1,583,644	46,981,440	2,478,110
TD Securities (USA) LLC	0.080	601,198	14,194,143	15,939,084	70,442,834	1,583,644	46,981,440	2,478,110
Wells Fargo Securities LLC	0.080	515,313	12,166,408	13,662,072	60,379,572	1,357,409	40,269,806	2,124,094
TOTAL		$4,100,000	$96,800,000	$108,700,000	$480,400,000	$10,800,000	$320,400,000	$16,900,000

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.161% to 2.400%	02/06/15 to 02/03/20
Federal Home Loan Banks	0.140 to 5.375	02/18/15 to 05/18/16
Federal Home Loan Mortgage Corp.	0.500 to 6.000	04/17/15 to 03/01/44
Federal National Mortgage Association	0.500 to 7.000	07/02/15 to 08/01/47
Government National Mortgage Association	3.000 to 5.000	04/15/18 to 03/20/44
Tennessee Valley Authority	5.250	09/15/39
U.S. Treasury Note	0.250	01/15/15

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2014

Dynamic Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $19,929,888, $1,305,797,485, $4,742,896,628, $3,882,915,864, $443,466,080, $1,648,820,793 and $255,580,201)	$19,792,039
Investments of affiliated issuers, at value (cost $51,860,983 for High Yield Floating Rate Fund)	—
Repurchase agreement, at value which equals cost	4,100,000
Cash	28,555
Foreign currencies, at value (cost $329,122, $632,704, $0, $10,422,605, $158, $3,695,991 and $0)	330,449
Receivables:
Interest	297,741
Unrealized gain on forward foreign currency exchange contracts	196,578
Reimbursement from investment adviser	97,650
Fund shares sold	83,790
Collateral on certain derivative contracts(a)	82,327
Investments sold	16,156
Investments sold on an extended settlement basis	—
Unrealized gain on swap contracts	7,392
Foreign tax reclaims, at value	3,323
Variation margin on certain derivative contracts	1,178
Due from broker — upfront payment	565
Unrealized gain on non-deliverable bond forward contracts	—
Upfront payments made on swap contracts	—
Unrealized gain on unfunded loan commitment	—
Deferred offering costs	27,407
Other assets	5,366
Total assets	25,070,516

Liabilities:
Foreign currency overdraft, at value (cost $1,228 for High Yield Fund)	—
Payables:
Unrealized loss on forward foreign currency exchange contracts	173,157
Investments purchased	142,541
Investments purchased on an extended settlement basis	137,766
Unrealized loss on swap contracts	55,174
Distributions payable	37,347
Amounts owed to affiliates	16,450
Fund shares redeemed	12,152
Variation margin on certain derivative contracts	1,531
Upfront payments received on swap contracts	1,349
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $1,085,938 for U.S. Mortgages Fund)	—
Due to broker — upfront payment	—
Accrued expenses and other liabilities	166,163
Total liabilities	743,630

Net Assets:
Paid-in capital	24,772,556
Undistributed (distributions in excess of) net investment income	(154,242)
Accumulated net realized gain (loss)	(166,666)
Net unrealized gain (loss)	(124,762)
NET ASSETS	$24,326,886
Net Assets:
Class A	$99,389
Class B	—
Class C	59,254
Institutional	24,119,284
Service	—
Separate Account Institutional Shares	—
Class IR	24,496
Class R	24,463
Total Net Assets	$24,326,886
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	10,513
Class B	—
Class C	6,265
Institutional	2,549,655
Service	—
Separate Account Institutional Shares	—
Class IR	2,596
Class R	2,586
Net asset value, offering and redemption price per share:(b)
Class A	$9.45
Class B	—
Class C	9.46
Institutional	9.46
Service	—
Separate Account Institutional Shares	—
Class IR	9.44
Class R	9.46

(a)	Includes segregated cash of $2,005,000, $595,000 and $520,000 for the Emerging Markets Debt, Investment Grade Credit, and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions as well as $44,062 and $7,238,222 on the Dynamic Emerging Markets Debt and High Yield Funds, respectively, which represent initial margin on futures transactions. Also includes amounts segregated for initial margin on swap transactions of $38,265, $792,564, $8,550,024, $1,779,766, $1,480,955, $4,756,332 and $276,408 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.
(b)	Maximum public offering price per share for Class A shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $9.90, $12.98, $7.57, $10.30, $9.76, $8.83 and $10.86, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,302,749,836	$4,943,894,376	$3,888,345,578	$458,184,970	$1,538,181,837	$257,023,627
—	—	52,062,990	—	—	—
96,800,000	108,700,000	480,400,000	10,800,000	320,400,000	16,900,000
3,776,002	6,891,908	20,880,213	283,175	31,891,579	70,541
630,076	—	10,444,422	999	3,655,495	—

17,446,032	94,083,462	16,794,394	3,991,037	25,737,118	632,211
5,840,502	194,377	34,600	756	29,885,792	—
71,433	—	—	27,440	46,212	39,919
46,497,937	16,396,972	16,397,952	734,142	9,657,525	623,830
3,903,315	15,788,246	1,779,766	2,075,955	10,660,676	796,408
15,248,242	49,681,980	—	16,298,382	23,041,345	2,809,580
1,169,846	—	63,982,159	—	—	38,720,097
1,194,256	—	—	169,429	20,510,462	—
—	23,278	—	2,487	—	—
56,326	—	48,991	54,050	174,125	9,027
—	—	—	—	—	—
618,563	—	—	—	—	—
—	—	—	5,954	291,041	2,039
—	—	273,632	—	—	—
—	—	—	—	—	—
145,768	29,041	12,039	3,933	31,799	1,380
1,496,148,134	5,235,683,640	4,551,456,736	492,632,709	2,014,165,006	317,628,659

—	1,229	—	—	—	—

7,065,147	26,635	—	—	26,482,632	—
32,424,552	4,440,770	1,780,827	8,526,746	15,795,309	—
2,268,780	53,325,188	325,769,989	2,875,000	—	89,139,023
1,501,453	—	—	35,866	26,575,515	2,686
185,958	1,535,331	68,958	109,294	356,066	92,954
1,048,825	3,310,657	2,012,060	161,696	1,381,310	74,990
4,548,412	35,348,867	20,808,148	1,012,202	11,399,795	150,041
124,792	841,777	—	153,981	197,325	42,969
580,684	—	—	17,732	397,393	—
310,000	—	—	1,630,054	7,991,090	—
—	—	—	—	—	1,086,797
—	—	—	—	1,235,153	—
642,553	470,798	294,836	118,484	2,293,711	174,282
50,701,156	99,301,252	350,734,818	14,641,055	94,105,299	90,763,742

1,492,910,297	4,874,669,416	4,195,893,602	461,712,537	2,245,563,212	231,500,534
(265,471)	(1,362,279)	(103,560)	363,547	(136,295,605)	27,987
(44,520,276)	61,054,660	(1,238,505)	233,193	(76,673,449)	(6,122,898)
(2,677,572)	202,020,591	6,170,381	15,682,377	(112,534,451)	1,459,294
$1,445,446,978	$5,136,382,388	$4,200,721,918	$477,991,654	$1,920,059,707	$226,864,917

$100,722,737	$549,354,303	$24,741,315	$24,839,281	$96,925,375	$3,850,439
—	11,655,382	—	—	—	—
32,019,512	88,606,536	2,465,251	—	17,640,613	—
1,296,152,525	4,436,483,821	4,171,873,234	165,755,182	1,797,975,350	11,692,408
—	17,065,709	—	—	—	—
—	—	—	286,844,938	—	211,305,862
16,552,204	15,142,074	1,631,023	552,253	7,518,369	16,208
—	18,074,563	11,095	—	—	—
$1,445,446,978	$5,136,382,388	$4,200,721,918	$477,991,654	$1,920,059,707	$226,864,917

8,125,995	75,962,924	2,455,794	2,645,938	11,501,711	368,339
—	1,607,682	—	—	—	—
2,584,615	12,234,093	244,593	—	2,089,599	—
104,444,622	611,518,905	413,597,024	17,651,836	213,285,289	1,116,666
—	2,360,618	—	—	—	—
—	—	—	30,538,277	—	20,217,276
1,333,931	2,088,941	161,569	58,790	892,413	1,547
—	2,499,004	1,100	—	—	—

$12.40	$7.23	$10.07	$9.39	$8.43	$10.45
—	7.25	—	—	—	—
12.39	7.24	10.08	—	8.44	—
12.41	7.25	10.09	9.39	8.43	10.47
—	7.23	—	—	—	—
—	—	—	9.39	—	10.45
12.41	7.25	10.09	9.39	8.43	10.48
—	7.23	10.08	—	—	—

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2014

Dynamic Emerging Markets Debt Fund(a)
Investment income:
Interest	$705,563
Dividends — unaffiliated issuers (net of foreign withholding taxes of $386,336 for High Yield Fund)	—
Dividends — affiliated issuers	—
Total investment income	705,563

Expenses:
Management fees	125,168
Distribution and Service fees(b)	400
Transfer Agent fees(b)	5,655
Amortization of offering costs	136,593
Custody, accounting and administrative services	112,591
Professional fees	91,752
Registration fees	58,448
Printing and mailing costs	28,665
Organization Costs	12,000
Trustee fees	11,781
Shareholder meeting expense	3,946
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	8,922
Total expenses	595,921
Less — expense reductions	(466,860)
Net expenses	129,061
NET INVESTMENT INCOME	576,502

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	—
Net realized gain (loss) from:
Investments — unaffiliated	(194,642)
Investments — affiliated	—
Futures contracts	43,485
Swap contracts	(84,988)
Non-deliverable bond forward contracts	(22)
Forward foreign currency exchange contracts	(74,645)
Foreign currency transactions	(108,023)
Net change in unrealized gain (loss) on:
Investments — unaffiliated (including the effects of the net change in the foreign capital gains tax liability of $6,579 and $1,261,184 for Dynamic Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively)	(144,428)
Investments — affiliated	—
Futures contracts	31,518
Unfunded loan commitment	—
Non-deliverable bond forward contracts	—
Swap contracts	(39,885)
Forward foreign currency exchange contracts	23,421
Foreign currency translation	4,612
Net realized and unrealized gain (loss)	(543,597)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,905

(a)	Commenced operations on May 31, 2013.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	$99	$—	$201	$100	$51	$—	$25	$5,522	$—	$—	$31	$26
Emerging Markets Debt	369,884	—	398,760	—	192,340	—	51,839	512,768	—	—	25,453	—
High Yield	1,387,879	160,379	936,884	88,735	721,697	20,849	121,795	1,875,842	6,922	—	20,897	23,072
High Yield Floating Rate	55,190	—	23,828	55	28,698	—	3,098	1,146,637	—	—	5,947	15
Investment Grade Credit	66,100	—	—	—	34,372	—	—	87,397	—	109,595	182	—
Local Emerging Markets Debt	368,844	—	261,368	—	191,799	—	33,978	1,040,353	—	—	20,857	—
U.S. Mortgages	9,800	—	—	—	5,096	—	—	5,238	—	102,501	14	—

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$84,306,254	$376,203,779	$121,821,160	$20,469,563	$161,730,666	$5,370,420
—	3,007,125	—	—	—	—
—	—	1,995,377	—	—	—
84,306,254	379,210,904	123,816,537	20,469,563	161,730,666	5,370,420

11,914,643	35,333,663	15,962,975	2,076,243	24,385,263	1,093,106
768,644	2,573,877	79,073	66,100	630,212	9,800
782,400	2,791,074	1,184,395	231,546	1,286,987	112,849
—	—	—	—	—	—
478,177	401,358	789,911	142,536	2,617,245	266,600
103,150	110,255	146,212	96,668	119,405	104,853
89,483	160,171	79,090	47,008	76,823	53,437
350,839	298,439	75,501	39,014	139,021	33,172
—	—	—	—	—	—
20,333	29,162	29,518	22,000	23,945	21,149
179,508	65,921	16,363	5,397	35,744	4,206
—	43,264	—	—	—	—
—	43,264	—	—	—	—
29,217	125,202	70,893	15,781	62,350	9,993
14,716,394	41,975,650	18,433,931	2,742,293	29,376,995	1,709,165
(272,548)	—	(207,985)	(668,810)	(3,027,949)	(651,050)
14,443,846	41,975,650	18,225,946	2,073,483	26,349,046	1,058,115
69,862,408	337,235,254	105,590,591	18,396,080	135,381,620	4,312,305

—	—	1,590,913	—	—	—

(42,833,443)	153,107,531	1,869,089	4,462,449	(77,648,855)	(2,984,156)
—	—	(706,137)	—	—	—
(2,679,418)	(2,479,145)	—	(2,679,018)	13,409,779	776,571
(1,070,880)	2,539,008	1,365,157	1,126,727	(30,602,220)	1,486,473
359,532	—	—	—	223,396	—
(7,063,220)	(10,527,932)	(681,007)	(191,773)	(57,106,579)	—
(466,047)	(623,144)	141,373	43,180	(218,685,320)	—

(47,429,764)	(78,474,967)	(11,473,625)	(16,307,086)	(130,320,086)	(1,217,968)
—	—	185,498	—	—	—
3,258,939	2,129,653	—	653,718	4,538,521	308,984
—	—	269,105	—	—	—
618,563	—	—	—	—	—
1,029,539	(1,288,464)	306,483	(169,827)	(9,318,495)	(934,182)
1,947,892	(1,987,477)	2,160	211,434	13,027,445	—
28,412	78,864	(48,251)	1,152	815,605	—
(94,299,895)	62,473,927	(7,179,242)	(12,849,044)	(491,666,809)	(2,564,278)
$(24,437,487)	$399,709,181	$98,411,349	$5,547,036	$(356,285,189)	$1,748,027

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

Dynamic Emerging Markets Debt Fund(a)
For the Period Ended March 31, 2014
From operations:
Net investment income	$576,502
Net realized gain (loss)	(418,835)
Net change in unrealized gain (loss)	(124,762)
Net increase (decrease) in net assets resulting from operations	32,905

Distributions to shareholders:
From net investment income
Class A Shares	(1,365)
Class B Shares	—
Class C Shares	(507)
Institutional Shares	(478,925)
Service Shares	—
Class IR Shares	(819)
Class R Shares	(580)
From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares	—
Class R Shares	—
Return of Capital
Class A Shares	(536)
Class B Shares	—
Class C Shares	(199)
Institutional Shares	(188,033)
Service Shares	—
Class IR Shares	(322)
Class R Shares	(227)
Total distributions to shareholders	(671,513)

From share transactions:
Proceeds from sales of shares	28,919,836
Reinvestment of distributions	388,110
Cost of shares redeemed(b)	(4,342,452)
Net increase (decrease) in net assets resulting from share transactions	24,965,494
TOTAL INCREASE (DECREASE)	24,326,886

Net assets:
Beginning of year	—
End of year	$24,326,886
Undistributed (distributions in excess of) net investment income	$(154,242)

(a)	Commenced operations on May 31, 2013.
(b)	Net of $3,928 and $0, $125,836 and $40,127, and $269,505 and $254,271 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the fiscal years ended March 31, 2014 and March 31, 2013, respectively.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund		High Yield Fund
For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013

$69,862,408	$69,197,338	$337,235,254	$384,916,239
(53,753,476)	71,190,805	142,016,318	176,547,237
(40,546,419)	8,606,373	(79,542,391)	158,605,096
(24,437,487)	148,994,516	399,709,181	720,068,572

(5,965,225)	(10,198,768)	(32,972,248)	(38,329,657)
—	—	(836,211)	(1,465,365)
(1,342,149)	(1,687,252)	(4,877,298)	(6,041,320)
(56,154,613)	(62,374,847)	(295,130,180)	(337,138,488)
—	—	(1,001,173)	(1,279,262)
(837,936)	(709,558)	(998,711)	(1,938,350)
—	—	(1,010,644)	(1,106,681)

(2,020,247)	(6,617,103)	(19,586,059)	(10,687,248)
—	—	(518,089)	(458,283)
(600,152)	(1,285,245)	(3,111,390)	(1,960,123)
(20,739,038)	(38,450,243)	(162,867,891)	(91,881,529)
—	—	(600,325)	(360,709)
(272,490)	(440,614)	(526,331)	(400,905)
—	—	(608,391)	(348,431)

(305,941)
—
(68,835)
(2,880,021)
—
(42,975)
—
(91,229,622)	(121,763,630)	(524,644,941)	(493,396,351)

852,069,909	1,239,207,413	1,265,981,357	1,428,609,527
87,742,015	114,625,682	498,994,837	473,218,083
(993,217,584)	(694,541,460)	(2,429,872,327)	(2,035,375,830)
(53,405,660)	659,291,635	(664,896,133)	(133,548,220)
(169,072,769)	686,522,521	(789,831,893)	93,124,001

1,614,519,747	927,997,226	5,926,214,281	5,833,090,280
$1,445,446,978	$1,614,519,747	$5,136,382,388	$5,926,214,281
$(265,471)	$3,283,034	$(1,362,279)	$(1,270,203)

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund
	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$105,590,591	$34,606,916
Net realized gain (loss)	3,579,388	5,194,470
Net change in unrealized gain (loss)	(10,758,630)	14,306,379
Net increase (decrease) in net assets resulting from operations	98,411,349	54,107,765

Distributions to shareholders:
From net investment income
Class A Shares	(716,181)	(371,266)
Class C Shares	(60,603)	(24,522)
Institutional Shares	(103,191,743)	(33,440,777)
Separate Account Institutional Shares	—	—
Class IR Shares	(161,408)	(112,089)
Class R Shares	(331)	(356)
From net realized gains
Class A Shares	(40,582)	—
Class C Shares	(3,753)	—
Institutional Shares	(5,235,933)	—
Separate Account Institutional Shares	—	—
Class IR Shares	(8,640)	—
Class R Shares	(18)	—
Return of capital
Class A Shares	—	(9,918)
Class C Shares	—	(655)
Institutional Shares	—	(893,348)
Separate Account Institutional Shares	—	—
Class IR Shares	—	(2,995)
Class R Shares	—	(9)
Total distributions to shareholders	(109,419,192)	(34,855,935)

From share transactions:
Proceeds from sales of shares	3,165,927,522	1,276,409,639
Reinvestment of distributions	108,783,941	34,620,771
Cost of shares redeemed	(787,533,938)	(253,252,406)
Net increase (decrease) in net assets resulting from share transactions	2,487,177,525	1,057,778,004
TOTAL INCREASE (DECREASE)	2,476,169,682	1,077,029,834

Net assets:
Beginning of year	1,724,552,236	647,522,402
End of year	$4,200,721,918	$1,724,552,236
Undistributed (distributions in excess of) net investment income	$(103,560)	$(71,647)

(a)	Net of $251,438 and $50,583 of redemption fees for Local Emerging Markets Debt Fund for the fiscal years ended March 31, 2014 and March 31, 2013, respectively.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund		Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013

$18,396,080	$19,120,578	$135,381,620		$113,102,982		$4,312,305	$4,968,767
2,761,565	19,397,944	(370,409,799)		72,283,996		(721,112)	7,811,302
(15,610,609)	8,753,617	(121,257,010)		(5,316,576)		(1,843,166)	2,417,141
5,547,036	47,272,139	(356,285,189)		180,070,402		1,748,027	15,197,210

(847,044)	(5,360,833)	(816,980)		(8,367,865)		(77,478)	(125,008)
—	—	(121,084)		(947,852)		—	—
(7,750,932)	(5,280,827)	(15,455,442)		(103,548,559)		(322,475)	(237,518)
(9,705,470)	(8,786,630)	—		—		(5,950,896)	(7,481,274)
(4,780)	(35,632)	(92,086)		(639,279)		(267)	(26)
—	—	—		—		—	—

(382,159)	(5,988,075)	(2,021,339)		(740,764)		—	(118,773)
—	—	(299,581)		(116,649)		—	—
(2,838,640)	(4,587,409)	(38,239,235)		(9,765,473)		—	(158,696)
(3,862,563)	(7,661,049)	—		—		—	(6,076,676)
(1,478)	(23,198)	(227,835)		(69,133)		—	(19)
—	—	—		—		—	—

—	—	(3,899,217)		—		—	—
—	—	(577,900)		—		—	—
—	—	(73,764,527)		—		—	—
—	—	—		—		—	—
—	—	(439,501)		—		—	—
—	—	—		—		—	—
(25,393,066)	(37,723,653)	(135,954,727)		(124,195,574)		(6,351,116)	(14,197,990)

128,608,741	338,515,315	1,273,268,383		2,013,388,039		63,747,924	269,903,486
23,497,220	34,887,433	130,957,369		119,879,070		5,388,132	11,814,376
(248,333,803)	(347,021,726)	(2,487,698,109	)(a)	(473,929,147	)(a)	(151,142,569)	(360,114,918)
(96,227,842)	26,381,022	(1,083,472,357)		1,659,337,962		(82,006,513)	(78,397,056)
(116,073,872)	35,929,508	(1,575,712,273)		1,715,212,790		(86,609,602)	(77,397,836)

594,065,526	558,136,018	3,495,771,980		1,780,559,190		313,474,519	390,872,355
$477,991,654	$594,065,526	$1,920,059,707		$3,495,771,980		$226,864,917	$313,474,519
$363,547	$138,216	$(136,295,605)		$(10,151,542)		$27,987	$94,515

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net Investment income	From capital	Total distributions
FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced May 31, 2013)	$10.00	$0.31	$(0.52)	$(0.21)	$(0.23)	$(0.11)	$(0.34)
2014 - C (Commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	(0.11)	(0.28)
2014 - Institutional (Commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	(0.11)	(0.36)
2014 - IR (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	(0.11)	(0.35)
2014 - R (Commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.45	(2.03)%	$99	1.27%	3.67%	3.97%	140%
9.46	(2.52)	59	2.01	5.31	3.27	140
9.46	(1.67)	24,119	0.93	4.21	4.17	140
9.44	(1.98)	24	1.03	4.19	4.00	140
9.46	(2.14)	24	1.52	5.22	3.50	140

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$13.28	$0.55	$(0.70)	$(0.15)	$(0.50)	$(0.20)	$(0.03)	$(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - IR	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	—	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	—	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	—	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	—	(0.78)
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	—	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	—	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	—	(0.52)
2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	—	(0.90)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.
(e)	Annualized.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.40	(0.88)%	$100,723	1.25%		1.26%		4.38%		121%
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86
12.28	8.46	156,901	1.22		1.29		4.75		116	(d)
12.27	7.65	31,205	1.97		2.04		4.00		116	(d)
12.29	8.82	436,068	0.88		0.95		5.12		116	(d)
12.29	2.96	1,392	0.97	(e)	1.05	(e)	4.96	(e)	116	(d)
11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$7.40	$0.43	$0.09	$0.52	$(0.43)	$(0.26)	$(0.69)
2014 - B	7.42	0.38	0.08	0.46	(0.37)	(0.26)	(0.63)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	(0.68)
2014 - IR	7.41	0.45	0.10	0.55	(0.45)	(0.26)	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	(0.59)
2013 - B	7.13	0.40	0.43	0.83	(0.41)	(0.13)	(0.54)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	(0.57)
2012 - B	7.40	0.44	(0.19)	0.25	(0.45)	(0.07)	(0.52)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	(0.55)
2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)	—	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	(0.53)
2010 - A	5.18	0.53	1.90	2.43	(0.54)	—	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)	—	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)	—	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)	—	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)	—	(0.53)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$7.23	7.41%	$549,354	1.05%	1.05%	5.95%	48%
7.25	6.61	11,655	1.81	1.81	5.22	48
7.24	6.61	88,607	1.81	1.81	5.21	48
7.25	7.77	4,436,484	0.72	0.72	6.30	48
7.23	7.24	17,066	1.22	1.22	5.79	48
7.25	7.68	15,142	0.81	0.81	6.22	48
7.23	7.14	18,075	1.31	1.31	5.70	48
7.40	12.67	576,060	1.05	1.05	6.27	68
7.42	11.97	20,355	1.80	1.80	5.53	68
7.41	11.83	106,063	1.80	1.80	5.52	68
7.42	13.03	5,167,948	0.71	0.71	6.61	68
7.40	12.65	17,512	1.21	1.21	6.11	68
7.41	13.09	19,711	0.80	0.80	6.55	68
7.40	12.39	18,565	1.30	1.30	6.01	68
7.12	4.53	630,049	1.06	1.06	6.97	71
7.13	3.62	30,572	1.81	1.81	6.24	71
7.13	3.76	108,682	1.81	1.81	6.21	71
7.14	4.89	4,988,221	0.72	0.72	7.25	71
7.11	4.22	21,420	1.22	1.22	6.81	71
7.13	4.79	37,059	0.81	0.81	7.13	71
7.12	4.28	17,087	1.31	1.31	6.69	71
7.38	12.56	862,655	1.05	1.06	7.63	46
7.40	11.87	45,430	1.80	1.81	6.86	46
7.39	11.72	114,921	1.80	1.81	6.85	46
7.40	12.93	4,492,556	0.71	0.72	7.94	46
7.38	12.54	23,208	1.21	1.22	7.44	46
7.39	12.99	3,081	0.80	0.81	7.79	46
7.38	12.29	13,279	1.30	1.31	7.36	46
7.07	48.28	1,339,958	1.05	1.06	8.38	35
7.08	47.38	60,649	1.80	1.81	7.61	35
7.08	47.38	111,997	1.80	1.81	7.56	35
7.09	48.88	4,655,677	0.71	0.72	8.64	35
7.06	48.13	22,639	1.21	1.22	8.14	35
7.07	48.63	786	0.80	0.81	8.01	35
7.07	48.20	5,404	1.30	1.31	7.78	35

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.11	$0.33		$(0.02)	$0.31		$(0.33)	$(0.02)	$—	$(0.35)
2014 - C	10.12	0.26		(0.03)	0.23		(0.25)	(0.02)	—	(0.27)
2014 - Institutional	10.13	0.37		(0.03)	0.34		(0.36)	(0.02)	—	(0.38)
2014 - IR	10.13	0.36		(0.03)	0.33		(0.35)	(0.02)	—	(0.37)
2014 - R	10.12	0.31		(0.03)	0.28		(0.30)	(0.02)	—	(0.32)
2013 - A	9.91	0.37		0.20	0.57		(0.36)	—	(0.01)	(0.37)
2013 - C	9.90	0.29		0.23	0.52		(0.29)	—	(0.01)	(0.30)
2013 - Institutional	9.91	0.40		0.23	0.63		(0.40)	—	(0.01)	(0.41)
2013 - IR	9.91	0.40		0.22	0.62		(0.39)	—	(0.01)	(0.40)
2013 - R	9.91	0.35		0.21	0.56		(0.34)	—	(0.01)	(0.35)
2012 - A	10.00	0.33		(0.11)	0.22		(0.31)	—	—	(0.31)
2012 - C	9.99	0.26		(0.12)	0.14		(0.23)	—	—	(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26		(0.34)	—	—	(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24		(0.33)	—	—	(0.33)
2012 - R	10.00	0.28		(0.09)	0.19		(0.28)	—	—	(0.28)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—	—	—
2011 - C (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)		—	—	—	—
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)		—	—	—	—
2011 - IR (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—	—	—
2011 - R (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.07	3.09%	$24,741	0.96%		0.97%		3.28%		44%
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44
10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72
9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

10.00	—	10	1.08	(e)	1.47	(e)	(1.08	)(e)	—
9.99	—	10	1.83	(e)	2.22	(e)	(1.83	)(e)	—
9.99	—	118,817	0.74	(e)	1.13	(e)	(0.74	)(e)	—
10.00	—	10	0.83	(e)	1.22	(e)	(0.83	)(e)	—
10.00	—	10	1.33	(e)	1.72	(e)	(1.33	)(e)	—

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$9.71	$0.30	$(0.18)	$0.12	$(0.30)	$(0.14)	$(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - IR	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.39	1.41%	$24,839	0.72%		0.85%		3.22%		86%
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120
9.50	8.37	147,820	0.74		0.87		3.98		100	(e)
9.51	8.73	143,057	0.40		0.53		4.33		100	(e)
9.51	8.77	262,907	0.37		0.50		4.36		100	(e)
9.14	23.96	167,774	0.76		0.89		4.90		90
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$9.71	$0.40	$(1.27)	$(0.87)	$(0.03)	$(0.13)	$(0.25)	$(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - IR	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)
2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.43	(9.01)%	$96,925	1.25%		1.36%		4.55%		146%
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146
9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115
9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183
9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(d)	1.16	(d)	4.40	(d)	154
9.31	35.39	419,456	1.35		1.49		4.74		134
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.60	$0.13	$(0.06)	$0.07	$(0.22)	$—	$(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	(0.25)
2014 - IR	10.63	0.20	(0.11)	0.09	(0.24)	—	(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)
2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.45	0.64%	$3,850	0.72%		0.96%		1.22%		1,399%
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(d)	0.66	(d)	2.06	(d)	1,342
10.20	4.46	5,511	0.74		0.92		2.14		905	(e)
10.21	4.81	54,096	0.40		0.58		2.41		905	(e)
10.20	4.84	348,447	0.37		0.55		2.42		905	(e)
9.99	11.84	12,791	0.76		0.94		3.29		628
10.00	12.11	62,950	0.41		0.60		3.88		628
9.99	12.17	369,251	0.36		0.55		3.91		628

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Dynamic Emerging Markets Debt (Commenced operations May 31, 2013)	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, B, C, Institutional, Service, IR and R	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of Dynamic Emerging Markets Debt Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and Centrally Cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and Centrally Cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and Centrally Cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and Centrally Cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

iv.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds’ do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

At March 31, 2014, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Total gross amount presented in Statements of Assets and Liabilities	$4,100,000	$96,800,000	$108,700,000	$480,400,000	$10,800,000	$320,400,000	$16,900,000
Non-cash Collateral offseeting(1)	(4,100,000)	(96,800,000)	(108,700,000)	(480,400,000)	(10,800,000)	(320,400,000)	(16,900,000)
Net Amount(2)	$—	$—	$—	$—	$—	$—	$—

(1)	At March 31, 2014 the value of the collateral received from each seller exceeded the value of the related repurchase agreement.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from a third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2014:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$12,831,452	$—
Corporate Obligations	—	6,066,865	—
Structured Notes	—	400,457	—
Municipal Debt Obligations	—	286,191	—
U.S. Treasury Obligations	207,074	—	—
Short-term Investments	—	4,100,000	—
Total	$207,074	$23,684,965	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$196,578	$—
Futures Contracts	33,689	—	—
Interest Rate Swap Contracts	—	18,712	—
Total	$33,689	$215,290	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(173,157)	$—
Futures Contracts	(2,171)	—	—
Interest Rate Swap Contracts	—	(56,691)	—
Credit Default Swap Contracts	—	(1,906)	—
Total	$(2,171)	$(231,754)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$823,530,517	$—
Foreign Debt Obligations	—	19,805,188	—
Corporate Obligations	—	444,941,739	—
Structured Notes	—	14,472,392	—
Short-term Investments	—	96,800,000	—
Total	$—	$1,399,549,836	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$5,840,502	$—
Futures Contracts	2,736,052	—	—
Interest Rate Swap Contracts	—	1,188,606	—
Credit Default Swap Contracts	—	5,650	—
Non-Deliverable Bond Forward Contracts	—	618,563	—
Total	$2,736,052	$7,653,321	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(7,065,147)	$—
Futures Contracts	(968,248)	—	—
Interest Rate Swap Contracts	—	(1,796,983)	—
Credit Default Swap Contracts	—	(196,295)	—
Total	$(968,248)	$(9,058,425)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$4,735,560,934	$—
Senior Term Loans	—	148,375,864	19,282,500
Common Stock and/or Other Equity Investments	32,996,079	2,772,880	39
Warrants	—	4,906,080	—
Short-term Investments	—	108,700,000	—
Total	$32,996,079	$5,000,315,758	$19,282,539

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$194,377	$—
Futures Contracts	2,673,215	—	—
Total	$2,673,215	$194,377	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(26,635)	$—
Futures Contracts	(543,562)	—	—
Credit Default Swap Contracts	—	(1,288,464)	—
Total	$(543,562)	$(1,315,099)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$3,373,962,460	$32,856,154
Corporate Obligations	—	418,385,635	—
Asset-Backed Securities	—	63,141,329	—
Unfunded Loan Committments	—	273,632	—
Investment Company	52,062,990	—	—
Short-term Investments	—	480,400,000	—
Total	$52,062,990	$4,336,163,056	$32,856,154

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$34,600	$—
Interest Rate Swap Contracts	—	361,871	—
Total	$—	$396,471	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(82,533)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$371,065,131	$—
Mortgage-Backed Obligations	—	10,129,210	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	33,690,056	1,103,406	—
Foreign Debt Obligations	—	12,564,352	—
Municipal Debt Obligations	—	28,067,070	—
Short-term Investments	—	10,800,000	—
Total	$33,690,056	$433,729,169	$—

Derivative Type
Assets
Options Purchased	$—	$1,565,745	$—
Forward Foreign Currency Exchange Contracts(a)	—	756	—
Futures Contracts(a)	424,512	—	—
Interest Rate Swap Contracts(a)	—	938,663	—
Credit Default Swap Contracts(a)	—	192,161	—
Total	$424,512	$2,697,325	$—
Liabilities(a)
Futures Contracts	$(178,236)	$—	$—
Interest Rate Swap Contracts	—	(368,594)	—
Credit Default Swap Contracts	—	(46,935)	—
Total	$(178,236)	$(415,529)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,179,421,806	$8,804,363
Structured Notes	—	165,326,391	—
Corporate Obligations	—	114,058,618	—
Municipal Debt Obligations	—	13,751,650	—
U.S. Treasury Obligations	56,819,009	—	—
Short-term Investments	—	320,400,000	—
Total	$56,819,009	$1,792,958,465	$8,804,363

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$29,885,792	$—
Futures Contracts	4,094,203	—	—
Interest Rate Swap Contracts	—	13,422,731	—
Cross Currency Swap Contracts	—	7,235,110	—
Total	$4,094,203	$50,543,633	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(26,482,632)	$—
Futures Contracts	(1,572,546)	—	—
Interest Rate Swap Contracts	—	(27,312,346)	—
Credit Default Swap Contracts	—	(145,042)	—
Total	$(1,572,546)	$(53,940,020)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$228,341,697	$—
Asset-Backed Securities	—	3,182,419	—
U.S. Treasury Obligations	25,499,511	—	—
Short-term Investments	—	16,900,000	—
Total	$25,499,511	$248,424,116	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,086,797)	$—

Derivative Type
Assets(a)
Futures Contracts	$272,894	$—	$—
Interest Rate Swap Contracts	—	90,608	—
Total	$272,894	$90,608	$—
Liabilities(a)
Futures Contracts	$(22,867)	$—	$—
Interest Rate Swap Contracts	—	(321,222)	—
Total Return Swap Contracts	—	(2,686)	—
Total	$(22,867)	$(323,908)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

Variable Rate Senior Loan Interests were valued utilizing quotes from a third-party vendor pricing service. For certain Variable Rate Senior Loans, these vendor quotations utilize single source market quotes. Such Loans were previously categorized as Level 2 within the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair value hierarchy. Given the quotations are supported by single source market quotes, GSAM believes Level 3 is a more appropriate representation within the fair value hierarchy.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$52,401	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(58,862)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(1,906)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	196,578		Payable for unrealized loss on forward foreign currency exchange contracts	(173,157)
Total		$248,979			$(233,925)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Receivable for unrealized gain on non-deliverable bond forward contracts	$4,543,221	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,765,231)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	5,650		Payable for unrealized loss on swap contracts	(196,295)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	5,840,502		Payable for unrealized loss on forward foreign currency exchange contracts	(7,065,147)
Total		$10,389,373			$(10,026,673)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$2,673,215	(a)	Variation margin on certain derivative contracts	$(543,562)	(a)
Credit	—	—		Variation margin on certain derivative contracts	(1,288,464)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	194,377		Payable for unrealized loss on forward foreign currency exchange contracts	(26,635)
Total		$2,867,592			$(1,858,661)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$361,871	(a)	Variation margin on certain derivative contracts	$(82,533)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	34,600		—	—
Total		$396,471			$(82,533)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$2,928,920	(a)	Variation margin on certain derivative contracts	$(546,830)	(a)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	192,161	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(46,935)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	756		—	—
Total		$3,121,837			$(593,765)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$17,516,934	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(28,884,892)	(a)(b)
Credit	—	$—		Payable for unrealized loss on swap contracts	$(145,042)	(b)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts	37,120,902		Payable for unrealized loss on forward foreign currency exchange contracts	(26,482,632)
Total		$54,637,836			$(55,512,566)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$363,502	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(346,775)	(a)(b)
Total		$363,502			$(346,775)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $55,174, $1,501,453, $35,866, $26,575,515 and $2,686 for Dynamic Emerging Markets Debt, Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net unrealized gain (loss) on futures contracts and swap contracts	$(41,230)	$(6,461)	57
Credit	Net realized gain (loss) from swap contracts/Net unrealized gain (loss) on swap contracts	(295)	(1,906)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net unrealized gain (loss) on forward foreign currency exchange contracts	$(74,645)	$23,421	257
Total		$(116,170)	$15,054	317

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts	$(4,216,505)	$5,052,473	3,420
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	825,739	(145,432)	7
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(7,063,220)	$1,947,892	243
Total		$(10,453,986)	$6,854,933	3,670

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,479,145)	$2,129,653	5,046
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,539,008	(1,288,464)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(10,527,932)	$(1,987,477)	4
Total		$(10,468,069)	$(1,146,288)	5,051

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$650,899	$279,338	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	714,258	27,145	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(681,007)	$2,160	3
Total		$684,150	$308,643	8

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,265,100)	$1,206,493	1,040
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	383,233	(215,165)	7
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(191,773)	$211,434	1
Total		$(1,073,640)	$1,202,762	1,048

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(16,949,240)	$(11,870,042)	7,834
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(10,393)	(145,042)	3
Currency	Net realized gain (loss) from swaps contracts; Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swaps contracts; Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(57,115,991)	$20,262,555	339
Total		$(74,075,624)	$8,247,471	8,176

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$2,241,337	$(408,757)	467
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	617,098	(67,949)	6
Total		$2,858,435	$(476,706)	473

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2014:

Dynamic Emerging Markets Debt
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$294	$6,261	$6,555	$(153)	$(2,805)	$(2,958)	$3,597	$—	$3,597
Barclays Bank PLC	—	22,596	22,596	(1,368)	(3,419)	(4,787)	17,809	—	17,809
BNP Paribas SA	—	1,256	1,256	—	(9,297)	(9,297)	(8,041)	—	(8,041)
Citibank NA	6,789	13,763	20,552	(2,621)	(13,333)	(15,954)	4,598	—	4,598
Credit Suisse International (London)	3	25,222	25,225	(181)	(30,428)	(30,609)	(5,384)	—	(5,384)
Deutsche Bank AG (London)	—	19,481	19,481	—	(30,312)	(30,312)	(10,831)	—	(10,831)
Deutsche Bank Securities, Inc.	306	—	306	(31,534)	—	(31,534)	(31,228)	—	(31,228)
HSBC Bank PLC	—	34,785	34,785	—	(21,782)	(21,782)	13,003	—	13,003
JPMorgan Securities, Inc.	—	8,503	8,503	(2,845)	(2,502)	(5,347)	3,156	—	3,156
Morgan Stanley & Co. International PLC	—	9,747	9,747	—	(24,358)	(24,358)	(14,611)	—	(14,611)
Morgan Stanley Capital Services, Inc.	—	—	—	(16,472)	—	(16,472)	(16,472)	—	(16,472)
Royal Bank of Canada	—	8,691	8,691	—	(7,309)	(7,309)	1,382	—	1,382
Royal Bank of Scotland PLC	—	6,831	6,831	—	(15,001)	(15,001)	(8,170)	—	(8,170)
Standard Chartered Bank	—	3,995	3,995	—	(438)	(438)	3,557	—	3,557
State Street Bank and Trust	—	4,993	4,993	—	(1,873)	(1,873)	3,120	—	3,120
UBS AG (London)	—	27,226	27,226	—	(7,138)	(7,138)	20,088	—	20,088
Westpac Banking Corp.	—	3,228	3,228	—	(3,162)	(3,162)	66	—	66
Total	$7,392	$196,578	$203,970	$(55,174)	$(173,157)	$(228,331)	$(24,361)	$—	$(24,361)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps		Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$2,034		$207,273	$209,307	$(15,599)	$(184,478)	$(200,077)	$9,230	$—	$9,230
Barclays Bank PLC	16,728		416,673	433,401	(24,995)	(128,912)	(153,907)	279,494	—	279,494
BNP Paribas SA	—		125,938	125,938	—	(34,380)	(34,380)	91,558	—	91,558
Citibank NA	231,224		142,476	373,700	(471,929)	(1,862,275)	(2,334,204)	(1,960,504)	505,750	(1,454,754)
Credit Suisse International (London)	31,470		1,094,951	1,126,421	—	(1,061,735)	(1,061,735)	64,686	—	64,686
Deutsche Bank AG (London)	—		581,604	581,604	—	(1,305,099)	(1,305,099)	(723,495)	—	(723,495)
Deutsche Bank Securities, Inc.	856,159	*	—	856,159	(345,254)	—	(345,254)	510,905	—	510,905
HSBC Bank PLC	—		243,079	243,079	—	(402,020)	(402,020)	(158,941)	—	(158,941)
JPMorgan Securities, Inc.	91,308		170,377	261,685	(269,689)	(115,739)	(385,428)	(123,743)	123,743	—
Morgan Stanley & Co. International PLC	5,650		545,629	551,279	—	(432,414)	(432,414)	118,865	—	118,865
Morgan Stanley Capital Services, Inc.	578,246		—	578,246	(373,987)	—	(373,987)	204,259	(180,000)	24,259
Royal Bank of Canada	—		392,124	392,124	—	(390,935)	(390,935)	1,189	—	1,189
Royal Bank of Scotland PLC	—		33,611	33,611	—	(707,218)	(707,218)	(673,607)	—	(673,607)
Standard Chartered Bank	—		39,132	39,132	—	—	—	39,132	—	39,132
State Street Bank	—		792,039	792,039	—	(78,220)	(78,220)	713,819	—	713,819
UBS AG (London)	—		1,048,829	1,048,829	—	(361,722)	(361,722)	687,107	—	687,107
Westpac Banking Corp.	—		6,767	6,767	—	—	—	6,767	—	6,767
Total	$1,812,819		$5,840,502	$7,653,321	$(1,501,453)	$(7,065,147)	$(8,566,600)	$(913,279)	$449,493	$(463,786)

*	Includes Non-Deliverable Bond Forward contracts assets of $618,563.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forward Currency Contracts	Forward Currency Contracts
Citibank NA	$173,901	$—	$173,901	$—	$173,901
UBS AG (London)	20,476	(26,635)	(6,159)	—	(6,159)
Total	$194,377	$(26,635)	$167,742	$—	$167,742

High Yield Floating Rate
	Derivative Assets(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forward Currency Contracts
Citibank NA	$25,386	$25,386	$—	$25,386
UBS AG (London)	4,679	4,679	—	4,679
Westpac Banking Corp.	4,535	4,535	—	4,535
Total	$34,600	$34,600	$—	$34,600

Investment Grade Credit
	Derivative Assets(1)				Derivative Liabilities(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps
Bank of America NA	$536,403	$—	$—	$536,403	$—	$536,403	$—	$536,403
Bank of America Securities LLC	—	—	—	—	(3,784)	(3,784)	—	(3,784)
Citibank NA	402,906	—	—	402,906	—	402,906	—	402,906
Deutsche Bank Securities, Inc.	283,622	—	—	283,622	(6,603)	277,019	—	277,019
JPMorgan Securities, Inc.	342,814	—	756	343,570	(17,268)	326,302	—	326,302
Morgan Stanley Capital Services, Inc.	—	169,429	—	169,429	(8,211)	161,218	—	161,218
Total	$1,565,745	$169,429	$756	$1,735,930	$(35,866)	$1,700,064	$—	$1,700,064

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$990,561	$1,056,534	$2,047,095	$(302,125)	$(416,257)	$(718,382)	$1,328,713	$(830,000)	$498,713
Barclays Bank PLC	1,719,529	1,105,592	2,825,121	(4,007,272)	(178,633)	(4,185,905)	(1,360,784)	1,360,784	—
BNP Paribas SA	—	152,576	152,576	—	(557,190)	(557,190)	(404,614)	—	(404,614)
Citibank NA	4,406,432	6,716,364	11,122,796	(6,110,493)	(1,440,274)	(7,550,767)	3,572,029	—	3,572,029
Credit Suisse International (London)	137	2,492,757	2,492,894	(55,642)	(3,206,775)	(3,262,417)	(769,523)	100,000	(669,523)
Deutsche Bank AG (London)	—	4,887,156	4,887,156	—	(10,846,623)	(10,846,623)	(5,959,467)	—	(5,959,467)
Deutsche Bank Securities, Inc.	1,856,351	—	1,856,351	(13,387,278)	—	(13,387,278)	(11,530,927)	—	(11,530,927)
HSBC Bank PLC	85,574	4,029,320	4,114,894	—	(3,463,079)	(3,463,079)	651,815	(270,110)	381,705
JPMorgan Securities, Inc.	7,767,652	1,042,613	8,810,265	(2,283,937)	(593,621)	(2,877,558)	5,932,707	(5,440,000)	492,707
Morgan Stanley & Co. International PLC	3,684,226	738,511	4,422,737	(416,984)	(1,702,560)	(2,119,544)	2,303,193	—	2,303,193
Morgan Stanley Capital Services, Inc.	—	—	—	(11,784)	—	(11,784)	(11,784)	—	(11,784)
Royal Bank of Canada	—	1,091,576	1,091,576	—	(457,945)	(457,945)	633,631	—	633,631
Royal Bank of Scotland PLC	—	1,709,724	1,709,724	—	(2,106,847)	(2,106,847)	(397,123)	—	(397,123)
Standard Chartered Bank	—	1,108,410	1,108,410	—	(13,133)	(13,133)	1,095,277	—	1,095,277
State Street Bank and Trust	—	372,311	372,311	—	(162,830)	(162,830)	209,481	—	209,481
UBS AG (London)	—	2,707,821	2,707,821	—	(1,032,078)	(1,032,078)	1,675,743	—	1,675,743
Westpac Banking Corp.	—	674,527	674,527	—	(304,787)	(304,787)	369,740	—	369,740
Total	$20,510,462	$29,885,792	$50,396,254	$(26,575,515)	$(26,482,632)	$(53,058,147)	$(2,661,893)	$(5,079,326)	$(7,741,219)

U.S. Mortgages
Counterparty	Derivative Liabilities(1) Swaps	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
JPMorgan Securities, Inc.	$(2,686)	$(2,686)	$—	$(2,686)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.55	0.55
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.34	*
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.87	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.34	*

#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 29, 2014 for Local Emerging Markets Debt and through at least May 29, 2014 for Dynamic Emerging Markets Debt. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.
*	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.34% as an annual percentage rate of the average daily net assets of the Investment Grade Credit and U.S. Mortgage Funds through at least July 29, 2014. Prior to July 29, 2013 the effective management fee rate after application of the waivers was 0.33% for each Fund.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Emerging Markets Debt	$13,100	N/A	$10
High Yield	29,172	N/A	74
High Yield Floating Rate	1,954	N/A	—
Investment Grade Credit	466	N/A	N/A
Local Emerging Markets Debt	15,054	N/A	—
U.S. Mortgages	627	N/A	N/A

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.074%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 29, 2014, (May 29, 2014 for Dynamic Emerging Markets Debt Fund) and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$13,908	$452,952	$466,860
Emerging Markets Debt	—	272,548	272,548
High Yield	—	—	—
High Yield Floating Rate	—	207,985	207,985
Investment Grade Credit	330,270	338,540	668,810
Local Emerging Markets Debt	2,060,448	967,501	3,027,949
U.S. Mortgages	173,845	477,205	651,050

As of March 31, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Dynamic Emerging Markets Debt	$15,582	$75	$793	$16,450
Emerging Markets Debt	939,959	50,157	58,709	1,048,825
High Yield	2,873,243	210,061	227,353	3,310,657
High Yield Floating Rate	1,861,508	7,724	142,828	2,012,060
Investment Grade Credit	138,248	5,317	18,131	161,696
Local Emerging Markets Debt	1,273,587	34,903	72,820	1,381,310
U.S. Mortgages	66,117	804	8,069	74,990

G.  Line of Credit Facility — As of March 31, 2014, the Funds with the exception of Dynamic Emerging Markets Debt Fund, participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2014, the Funds did not have any borrowings under the facility. The facility was increased to $1,080,000,000 effective May 6, 2014, including Dynamic Emerging Markets Debt Fund.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2014, Goldman Sachs earned $976, $113,644, $102,060, $33,753, $229,260 and $20,609 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

As of March 31, 2014, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 12% and 6% of total outstanding shares of the Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	13%	16%	40%	100%	100%
High Yield Floating Rate	—	—	—	—	100
U.S. Mortgages	—	—	—	7	—

The High Yield Floating Rate Fund invests in the Institutional Shares of the Goldman Sachs High Yield Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended March 31, 2014:

Underlying Fund	Market Value 3/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net change in Unrealized Gain (Loss)	Market Value 3/31/14
High Yield Fund — Institutional Shares	$37,584,737	$79,555,639	$(64,556,387)	$(706,137)	$185,138	$52,062,990

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$1,292,815	$37,719,650	$1,083,832	$18,411,900
Emerging Markets Debt	344,107,953	1,382,092,765	364,051,764	1,475,574,659
High Yield	—	2,511,608,751	—	3,347,245,573
High Yield Floating Rate	—	3,855,859,248	—	1,193,250,922
Investment Grade Credit	125,831,797	304,450,686	96,486,157	436,156,042
Local Emerging Markets Debt	779,764,839	2,746,180,965	782,661,039	4,065,688,724
U.S. Mortgages	4,194,416,836	36,099,133	4,250,046,171	37,884,883

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distributions paid from:
Ordinary income	$482,196	$82,951,831	$375,108,872	$107,663,196	$19,464,492	$52,936,621	$6,351,116
Net long-term capital gains	—	4,980,019	149,536,069	1,755,996	5,928,574	4,336,961	—
Total taxable distributions	$482,196	$87,931,850	$524,644,941	$109,419,192	$25,393,066	$57,273,582	$6,351,116
Tax return of capital	$189,317	$3,297,772	$—	$—	$—	$78,681,145	$—

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distributions paid from:
Ordinary income	$97,146,232	$397,358,002	$33,896,860	$24,072,304	$117,393,786	$12,812,085
Net long-term capital gains	24,617,398	96,038,349	52,150	13,651,349	6,801,788	1,385,905
Total taxable distributions	$121,763,630	$493,396,351	$33,949,010	$37,723,653	$124,195,574	$14,197,990
Tax return of capital	$—	$—	$906,925	$—	$—	$—

As of March 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$—	$—	$12,012,805	$—	$763,020	$—	$119,587
Undistributed long-term capital gains	—	—	52,628,516	521,421	1,332,249	—	—
Total undistributed earnings	$—	$—	$64,641,321	$521,421	$2,095,269	$—	$119,587
Capital loss carryforwards
Perpetual Short-Term	$(21,452)	$(27,140,420)	$—	$—	$—	$(31,086,348)	$(5,328,747)
Perpetual Long-Term	—	(3,960,660)	—	—	—	—	(469,256)
Total capital loss carryforwards	$(21,452)	$(31,101,080)	$—	$—	$—	$(31,086,348)	$(5,798,003)
Timing differences (Income Distributions Payable, Qualified Late Year and Straddle Loss Deferrals)	$(236,143)	$(10,996,957)	$(1,535,331)	$(89,623)	$(946,285)	$(170,312,618)	$(111,444)
Unrealized gains (losses) — net	(188,075)	(5,365,282)	198,606,982	4,396,518	15,130,133	(124,104,539)	1,154,243
Total accumulated earnings (losses) — net	$(445,670)	$(47,463,319)	$261,712,972	$4,828,316	$16,279,117	$(325,503,505)	$(4,635,617)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

7. TAX INFORMATION (continued)

As of March 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$24,069,766	$1,404,605,572	$4,852,230,704	$4,416,916,110	$454,281,869	$1,980,059,762	$272,536,579
Gross unrealized gain	390,164	37,613,131	275,857,374	21,038,093	18,618,677	24,861,751	2,492,218
Gross unrealized loss	(567,891)	(42,668,867)	(75,493,702)	(17,145,635)	(3,915,576)	(146,339,676)	(1,105,170)
Net unrealized gain (loss)	$(177,727)	$(5,055,736)	$200,363,672	$3,892,458	$14,703,101	$(121,477,925)	$1,387,048
Net unrealized gain (loss) on other investments	(10,348)	(309,546)	(1,756,690)	504,060	427,032	(2,626,614)	(232,805)
Net unrealized gain (loss)	$(188,075)	$(5,365,282)	$198,606,982	$4,396,518	$15,130,133	$(124,104,539)	$1,154,243

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, non-deliverable bond forwards, and material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, net operating losses and the differences in the tax treatment of foreign currency transactions, the recognition of income and gains (losses) of certain bonds, swap transactions, consent fees, paydown gains and losses, foreign capital gains tax and material modification of debt securities.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Emerging Markets Debt	$(3,621)	$252,169	$(248,548)
Emerging Markets Debt	—	9,110,990	(9,110,990)
High Yield	—	500,865	(500,865)
High Yield Floating Rate	—	1,492,238	(1,492,238)
Investment Grade Credit	—	(137,477)	137,477
Local Emerging Markets Debt	(47,350,006)	292,390,097	(245,040,091)
U.S. Mortgages	—	(1,972,283)	1,972,283

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund(a)

	For the Period Ended March 31, 2014

	Shares	Dollars

Class A Shares
Shares sold	10,314	$98,024
Reinvestment of distributions	204	1,901
Shares redeemed	(5)	(33)
	10,513	99,892
Class C Shares
Shares sold	6,236	58,905
Reinvestment of distributions	76	706
Shares redeemed	(47)	(434)
	6,265	59,177
Institutional Shares
Shares sold	2,965,055	28,694,887
Reinvestment of distributions	40,941	383,555
Shares redeemed	(456,341)	(4,324,203)
	2,549,655	24,754,239
Class IR Shares
Shares sold	4,387	43,010
Reinvestment of distributions	122	1,141
Shares redeemed	(1,913)	(17,777)
	2,596	26,374
Class R Shares
Shares sold	2,501	25,010
Reinvestment of distributions	86	807
Shares redeemed	(1)	(5)
	2,586	25,812
NET INCREASE	2,571,615	$24,965,494

(a)	Commenced operations on May 31, 2013.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,476,000	$68,635,660	13,175,708	$178,755,801
Reinvestment of distributions	645,714	7,983,559	1,196,658	16,293,648
Shares redeemed	(13,915,087)	(172,716,966)	(11,544,479)	(155,950,547)
	(7,793,373)	(96,097,747)	2,827,887	39,098,902
Class C Shares
Shares sold	733,439	9,162,721	1,745,164	23,768,975
Reinvestment of distributions	122,023	1,501,171	144,012	1,960,411
Shares redeemed	(2,003,027)	(24,733,216)	(622,203)	(8,394,176)
	(1,147,565)	(14,069,324)	1,266,973	17,335,210
Institutional Shares
Shares sold	60,306,035	760,543,750	76,338,297	1,015,042,408
Reinvestment of distributions	6,253,957	77,104,243	6,983,552	95,221,456
Shares redeemed	(62,140,571)	(775,261,888)	(38,862,400)	(525,042,570)
	4,419,421	62,386,105	44,459,449	585,221,294
Class IR Shares
Shares sold	1,101,269	13,727,778	1,596,190	21,640,229
Reinvestment of distributions	93,275	1,153,042	84,348	1,150,167
Shares redeemed	(1,663,968)	(20,505,514)	(380,044)	(5,154,167)
	(469,424)	(5,624,694)	1,300,494	17,636,229
NET INCREASE (DECREASE)	(4,990,941)	$(53,405,660)	49,854,803	$659,291,635

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	26,116,314	$190,173,468	21,039,284	$151,816,309
Reinvestment of distributions	7,042,682	50,738,541	6,388,796	46,384,278
Shares converted from Class B(a)	116,037	838,884	195,310	1,423,428
Shares redeemed	(35,179,533)	(255,306,320)	(38,269,640)	(276,891,067)
	(1,904,500)	(13,555,427)	(10,646,250)	(77,267,052)
Class B Shares
Shares sold	54,650	398,826	101,415	732,441
Reinvestment of distributions	169,237	1,222,855	230,361	1,675,407
Shares converted to Class A(a)	(115,762)	(838,884)	(194,924)	(1,423,428)
Shares redeemed	(1,245,436)	(9,045,688)	(1,677,409)	(12,214,694)
	(1,137,311)	(8,262,891)	(1,540,557)	(11,230,274)
Class C Shares
Shares sold	1,169,792	8,483,154	1,834,218	13,288,680
Reinvestment of distributions	897,865	6,477,147	873,922	6,355,247
Shares redeemed	(4,150,018)	(30,226,109)	(3,639,993)	(26,480,248)
	(2,082,361)	(15,265,808)	(931,853)	(6,836,321)
Institutional Shares
Shares sold	145,286,769	1,057,657,995	171,857,920	1,249,308,645
Reinvestment of distributions	60,299,396	436,017,161	56,755,275	413,534,201
Shares redeemed	(290,495,097)	(2,117,148,978)	(230,919,340)	(1,678,690,619)
	(84,908,932)	(623,473,822)	(2,306,145)	(15,847,773)
Service Shares
Shares sold	402,167	2,926,992	679,200	4,912,831
Reinvestment of distributions	194,448	1,399,958	203,333	1,475,483
Shares redeemed	(604,016)	(4,380,552)	(1,525,328)	(11,098,846)
	(7,401)	(53,602)	(642,795)	(4,710,532)
Class IR Shares
Shares sold	352,914	2,572,225	649,715	4,730,746
Reinvestment of distributions	210,987	1,524,943	321,929	2,338,363
Shares redeemed	(1,133,431)	(8,289,374)	(3,508,170)	(25,493,316)
	(569,530)	(4,192,206)	(2,536,526)	(18,424,207)
Class R Shares
Shares sold	520,094	3,768,697	529,097	3,819,875
Reinvestment of distributions	224,023	1,614,232	200,226	1,455,104
Shares redeemed	(754,323)	(5,475,306)	(620,613)	(4,507,040)
	(10,206)	(92,377)	108,710	767,939
NET DECREASE	(90,620,241)	$(664,896,133)	(18,495,416)	$(133,548,220)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,388,071	$44,286,380	5,842,955	$58,178,739
Reinvestment of distributions	74,210	747,423	31,558	316,378
Shares redeemed	(2,833,756)	(28,584,432)	(5,239,979)	(52,299,733)
	1,628,525	16,449,371	634,534	6,195,384
Class C Shares
Shares sold	186,705	1,881,240	124,275	1,247,941
Reinvestment of distributions	6,022	60,703	2,461	24,622
Shares redeemed	(110,996)	(1,117,793)	(16,116)	(161,371)
	81,731	824,150	110,620	1,111,192
Institutional Shares
Shares sold	308,612,494	3,117,875,785	119,690,571	1,205,095,726
Reinvestment of distributions	10,684,489	107,805,422	3,414,283	34,164,322
Shares redeemed	(74,620,425)	(753,300,554)	(19,251,633)	(192,675,687)
	244,676,558	2,472,380,653	103,853,221	1,046,584,361
Class IR Shares
Shares sold	186,005	1,884,117	1,189,448	11,887,233
Reinvestment of distributions	16,842	170,044	11,501	115,084
Shares redeemed	(447,546)	(4,531,159)	(806,384)	(8,115,615)
	(244,699)	(2,476,998)	394,565	3,886,702
Class R Shares
Reinvestment of distributions	34	349	37	365
	34	349	37	365
NET INCREASE	246,142,149	$2,487,177,525	104,992,977	$1,057,778,004

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,008,615	$9,419,921	5,320,888	$52,608,688
Reinvestment of distributions	129,280	1,206,568	1,119,109	10,968,243
Shares redeemed	(1,604,127)	(15,063,151)	(19,664,312)	(191,322,716)
	(466,232)	(4,436,662)	(13,224,315)	(127,745,785)
Institutional Shares
Shares sold	2,584,816	24,449,074	19,674,468	191,858,032
Reinvestment of distributions	1,126,629	10,533,768	996,470	9,763,887
Shares redeemed	(14,284,235)	(133,976,679)	(9,640,080)	(94,218,314)
	(10,572,790)	(98,993,837)	11,030,858	107,403,605
Separate Account Institutional Shares
Shares sold	10,020,923	94,181,701	9,589,206	93,483,595
Reinvestment of distributions	1,257,905	11,750,626	1,438,248	14,096,474
Shares redeemed	(10,494,629)	(98,549,415)	(6,160,472)	(60,238,584)
	784,199	7,382,912	4,866,982	47,341,485
Class IR Shares
Shares sold	59,675	558,045	55,985	565,000
Reinvestment of distributions	663	6,258	5,998	58,829
Shares redeemed	(75,979)	(744,558)	(123,917)	(1,242,112)
	(15,641)	(180,255)	(61,934)	(618,283)
NET INCREASE (DECREASE)	(10,270,464)	$(96,227,842)	2,611,591	$26,381,022

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,284,912	$56,480,510	11,695,074	$112,602,402
Reinvestment of distributions	741,320	6,473,731	911,722	8,670,166
Shares redeemed	(15,143,371)	(131,373,759)	(10,727,243)	(101,819,922)
	(8,117,139)	(68,419,518)	1,879,553	19,452,646
Class C Shares
Shares sold	486,945	4,533,038	1,547,357	14,954,420
Reinvestment of distributions	97,061	847,962	97,405	931,343
Shares redeemed	(1,792,597)	(15,468,125)	(549,843)	(5,183,945)
	(1,208,591)	(10,087,125)	1,094,919	10,701,818
Institutional Shares
Shares sold	132,476,395	1,201,006,653	193,320,874	1,870,922,759
Reinvestment of distributions	14,058,396	122,914,528	11,456,426	109,579,953
Shares redeemed	(268,161,822)	(2,318,984,411)	(38,880,591)	(364,405,447)
	(121,627,031)	(995,063,230)	165,896,709	1,616,097,265
Class IR Shares
Shares sold	1,227,400	11,248,182	1,554,040	14,908,458
Reinvestment of distributions	82,060	721,148	72,641	697,608
Shares redeemed	(2,568,028)	(21,871,814)	(263,886)	(2,519,833)
	(1,258,568)	(9,902,484)	1,362,795	13,086,233
NET INCREASE (DECREASE)	(132,211,329)	$(1,083,472,357)	170,233,976	$1,659,337,962

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	336,808	$3,503,931	266,012	$2,870,001
Reinvestment of distributions	7,402	77,335	22,470	239,878
Shares redeemed	(399,302)	(4,170,849)	(379,058)	(4,049,476)
	(55,092)	(589,583)	(90,576)	(939,597)
Institutional Shares
Shares sold	590,131	6,168,943	897,761	9,579,502
Reinvestment of distributions	29,405	307,733	33,175	354,974
Shares redeemed	(789,196)	(8,298,066)	(586,531)	(6,290,721)
	(169,660)	(1,821,390)	344,405	3,643,755
Separate Account Institutional Shares
Shares sold	5,198,994	54,060,111	23,942,937	257,453,983
Reinvestment of distributions	478,984	5,002,797	1,051,634	11,219,479
Shares redeemed	(13,319,436)	(138,673,615)	(32,624,770)	(349,774,721)
	(7,641,458)	(79,610,707)	(7,630,199)	(81,101,259)
Class IR Shares
Shares sold	1,424	14,939	—	—
Reinvestment of distributions	25	267	5	45
Shares redeemed	(4)	(39)	—	—
	1,445	15,167	5	45
NET DECREASE	(7,864,765)	$(82,006,513)	(7,376,365)	$(78,397,056)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs U.S. Mortgages Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers, agent banks, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 28, 2014

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund			Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*
Class A
Actual	$1,000.00	$1,025.00	$6.41	$1,000.00	$1,052.60		$6.45	$1,000.00	$1,071.20		$5.47	$1,000.00	$1,022.80		$4.84
Hypothetical 5% return	1,000.00	1,018.60	6.39	1,000.00	1,018.65	+	6.34	1,000.00	1,019.65	+	5.34	1,000.00	1,020.14	+	4.84
Class B
Actual	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,067.10		9.33	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,015.91		9.10	N/A	N/A		N/A
Class C
Actual	1,000.00	1,022.30	10.13	1,000.00	1,048.70		10.27	1,000.00	1,067.10		9.33	1,000.00	1,019.00		8.66
Hypothetical 5% return	1,000.00	1,014.91	10.10	1,000.00	1,014.91	+	10.10	1,000.00	1,015.91	+	9.10	1,000.00	1,016.36	+	8.65
Institutional
Actual	1,000.00	1,027.80	4.70	1,000.00	1,054.30		4.71	1,000.00	1,071.40		3.72	1,000.00	1,024.50		3.13
Hypothetical 5% return	1,000.00	1,020.29	4.68	1,000.00	1,020.34	+	4.63	1,000.00	1,021.34	+	3.63	1,000.00	1,021.84	+	3.13
Service
Actual	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,070.30		6.30	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,018.85	+	6.14	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,025.00	5.15	1,000.00	1,053.80		5.17	1,000.00	1,072.40		4.19	1,000.00	1,024.00		3.58
Hypothetical 5% return	1,000.00	1,019.85	5.14	1,000.00	1,019.90	+	5.09	1,000.00	1,020.89	+	4.08	1,000.00	1,021.39	+	3.58
Class R
Actual	1,000.00	1,024.90	7.67	N/A	N/A		N/A	1,000.00	1,069.80		6.76	1,000.00	1,021.50		6.05
Hypothetical 5% return	1,000.00	1,017.35	7.64	N/A	N/A		N/A	1,000.00	1,018.40	+	6.59	1,000.00	1,018.95	+	6.04

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*
Class A
Actual	$1,000.00	$1,041.40		$3.72	$1,000.00	$996.20		$6.27	$1,000.00	$1,017.60		$3.67
Hypothetical 5% return	1,000.00	1,021.29	+	3.68	1,000.00	1,018.65	+	6.34	1,000.00	1,021.29	+	3.68
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	991.40		9.98	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.91	+	10.10	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,043.20		1.99	1,000.00	997.90		4.58	1,000.00	1,018.40		1.96
Hypothetical 5% return	1,000.00	1,022.99	+	1.97	1,000.00	1,020.34	+	4.63	1,000.00	1,022.99	+	1.97
Separate Account Institutional
Actual	1,000.00	1,043.20		1.99	N/A	N/A		N/A	1,000.00	1,018.40		1.96
Hypothetical 5% return	1,000.00	1,022.99	+	1.97	N/A	N/A		N/A	1,000.00	1,022.99	+	1.97
Class IR
Actual	1,000.00	1,042.70		2.34	1,000.00	997.40		5.03	1,000.00	1,018.80		2.42
Hypothetical 5% return	1,000.00	1,022.64	+	2.32	1,000.00	1,019.90	+	5.09	1,000.00	1,022.54	+	2.42

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	1.27%	N/A	2.01%	0.93%	N/A	N/A	1.02%	1.52%
Emerging Markets Debt	1.26	N/A	2.01	0.92	N/A	N/A	1.01	N/A
High Yield	1.06	1.81%	1.81	0.72	1.22%	N/A	0.81	1.31
High Yield Floating Rate	0.96	N/A	1.72	0.62	N/A	N/A	0.71	1.20
Investment Grade Credit	0.73	N/A	N/A	0.39	N/A	0.39%	0.46	N/A
Local Emerging Markets Debt	1.26	N/A	2.01	0.92	N/A	N/A	1.01	N/A
U.S. Mortgages	0.73	N/A	N/A	0.39	N/A	0.39	0.48	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below:

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”) and Goldman Sachs MLP Income Opportunities Funds (“GSMLP”), and with respect to Mr. McNamara, GSTII and GSMLP. GSTII, GSBDC and GSMLP each consisted of one portfolio. GSBDC did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007);

and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2014, 0.53% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2014, 0.17% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid on income earned during the fiscal year ended March 31, 2014, the total amount of income received by the Local Emerging Markets Debt Fund from sources within foreign countries and possessions of the United States was $0.5749 per share (based on shares outstanding at year end), all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Local Emerging Markets Debt Fund was 76.19%. The total amount of taxes paid by the Local Emerging Markets Debt Fund was $0.0075 per share, based on shares outstanding on March 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, and Local Emerging Markets Debt Funds designate $4,980,019, $149,536,069, $1,755,996, $5,928,574, and $4,336,961, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2014.

Pursuant to Section 871(k) of the Internal Revenue Code, the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, and Local Emerging Markets Debt Funds designate $18,651,908, $38,282,407, $3,532,930, $1,156,266, and $36,451,029 respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[3]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[4]	Effective at the close of business February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 129609.MF.MED.TMPL/5/2014 SSFIAR14/82.4k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,208,710	$3,311,663	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$723,485	$538,925	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2014